UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

COMMSCOPE HOLDING COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 24, 2025

Dear CommScope Stockholders,

2024 marked a transformational period for CommScope. We strengthened all our business segments, ending the year in a significantly better position than we began. Despite challenging market conditions over the past two years, we have focused on what we can control. I am pleased to report that our hard work and dedication have strategically positioned CommScope for substantial growth in 2025 and beyond as market conditions improve.

Through our CommScope NEXT program, we effectively managed operating costs, improved our debt situation, leveraged our unique R&D strengths, seized strategic advantages in emerging technologies such as GenAI and fiber to the node/curb/building/home (FTTx), and focused on businesses poised to boost future profitability. We experienced significant growth in the data center space, where our fiber infrastructure solutions are well positioned to power the ongoing deployments of the next generation of cloud and hyperscale data centers, including those powering advanced AI applications.

In 2024, CommScope (including the Outdoor Wireless Networks (OWN) segment and Distributed Antenna Systems (DAS) business unit) reported net sales of $5.47 billion, a 5% decrease from the previous year. However, our Adjusted EBITDA for the full year (including OWN and DAS) was $1,095.1 million, reflecting a 10% increase from the prior year. Notably, our 2024 performance was marked by sequential quarterly improvements in Adjusted EBITDA from the first to the fourth quarter. These results underscore general improvement in markets where we compete and our internal focus on performance. CommScope is well positioned to emerge stronger and more innovative as our markets recover.

One of our major achievements in 2024 was the exceptional performance of our Connectivity and Cable Solutions (CCS) business. Our dedication to efficiency, innovative products and solutions, superior service and quality culminated in a robust financial performance throughout the year and contributed significantly to our year-over-year gains in Adjusted EBITDA of $220 million, or 55%.

On the Enterprise side, explosive investment in cloud and hyperscale data centers—including those powering next-generation AI applications—drove remarkable revenue growth, growing our data center business by 73%. Our 2024 investments in additional production capacity positioned us perfectly as a preferred partner for our GenAI data center customers. Consequently, CCS Adjusted EBITDA improved 55% in 2024, and CCS is entering 2025 with significant momentum. I look forward to the team continuing to build on their success in 2024 and drive ongoing growth.

Another noteworthy development in 2024 was the announcement of the sale of our OWN segment and DAS business unit to Amphenol, which closed in January 2025. The $2.1 billion of proceeds from this sale allowed us to pay down debt, and improved our ability to get favorable terms in refinancing and extending of our maturities from 2025 and 2026, to 2029 and 2031. This move has brought greater stability to our day-to-day operations and customers’ confidence in CommScope’s long standing partnership.

As a result of these developments, as well as many others throughout the year, CommScope is well positioned to deliver on customers’ needs for differentiated products and solutions as market conditions improve. The 2025 outlook includes continued large-scale investment in data center infrastructure, which would support continued growth in our CCS business particularly. By continuing to focus on what we can control through our CommScope NEXT program, CommScope enters 2025 ready to build on our 2024 successes and deliver meaningful shareholder value in the coming years.

We deeply appreciate your ongoing support.

Sincerely,

Charles L. Treadway

President and Chief Executive Officer

COMMSCOPE HOLDING COMPANY, INC.

3642 E. US Highway 70

Claremont, North Carolina 28610

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement and accompanying proxy (Proxy Statement) are being furnished to the stockholders of CommScope Holding Company, Inc., a Delaware corporation (Company or CommScope), in connection with the solicitation of proxies by the Board of Directors of the Company (Board or Board of Directors) for use at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof (Annual Meeting), for the purposes set forth in this Notice of 2025 Annual Meeting of Stockholders.

Time and Date: 1:00 p.m., Eastern Time, on Thursday, May 8, 2025.

Access to the Virtual Meeting: The meeting will be hosted at https://web.lumiconnect.com/285972254. The meeting will begin promptly at 1:00 p.m., Eastern Time, and online access will open 15 minutes prior to allow time to login. The log-in password is: commscope2025. You will also need your voter control number, which, if you are a stockholder of record, you can find on your original proxy card or Notice of Internet Availability of Proxy Materials.

If you hold your shares in “street name” through an intermediary, such as a bank or broker, you must register in advance in order to ask questions or vote your shares at the Annual Meeting. In order to register, you must first obtain proof of your proxy power (legal proxy) reflecting the number of shares of CommScope Holding Company, Inc. common stock you held as of the Record Date (as defined herein). You then must submit a request for registration to Equiniti Trust Company, LLC (Equiniti): (1) by email to helpAST@equiniti.com; (2) by facsimile to 718-765-8730; or (3) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 48 Wall Street, Floor 23, New York, NY 10005. Requests for registration must be labeled as “Legal Proxy,” must include your legal proxy along with your name and email address, and must be received by Equiniti no later than 5:00 p.m., Eastern Time, on May 2, 2025. You will receive a confirmation email from Equiniti of your registration, which will include your voter control number.

Who Can Vote: Only holders of our common stock, par value $0.01 per share (common stock), and shares of Series A Convertible Preferred Stock, liquidation preference $1,000 per share (Series A Convertible Preferred Stock) at the close of business on March 12, 2025 will be entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting: Your Vote is Important. Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares via the Internet, by telephone, or, if you request printed copies of the proxy materials by mail, by signing, dating and returning the enclosed proxy card or voting instruction form will save the expenses and extra work of solicitation. If you request printed copies of the proxy materials by mail and you wish to vote by mail, we have enclosed an envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option. You may revoke your proxy at any time before it is voted by delivering to the Company a subsequently executed proxy or a written notice of revocation or by voting at the Annual Meeting by following the instructions above under “Access to the Virtual Meeting” and voting your shares virtually via the virtual meeting platform (attendance without casting a ballot will not, by itself, constitute revocation of a proxy).

Items of Business:

The holders of shares of Series A Convertible Preferred Stock will be asked:

•
To elect two directors designated by The Carlyle Group (Carlyle), each for a term ending at the 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified to serve.

The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, will be asked:

•
To elect eight directors to the Board of Directors, each for a term ending at the 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified to serve;
•
To approve, on a non-binding advisory basis, the compensation of our named executive officers (NEOs), as described in this Proxy Statement;
•
To approve additional shares under our 2019 Long-Term Incentive Plan;
•
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025; and
•
To transact any other business that may properly come before the Annual Meeting.

Proxy Statement and Annual Report: A Notice of Internet Availability of Proxy Materials (Notice) or this Proxy Statement are first being mailed on or about March 25, 2025. Our 2024 Annual Report to Stockholders (the 2024 Annual Report) accompanies but is not part of these proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS,

Sincerely,

Justin C. Choi

Secretary

March 24, 2025

TABLE OF CONTENTS

PROXY SUMMARY	1	III. Principle Elements of Compensation	47
		Base Salary	47
PROXY STATEMENT	10	Annual Incentive Plan	47
Questions and Answers About the Annual Meeting and Voting		Long-Term Incentive Awards	49
	10	Outcomes of Previously Granted Performance-Based
		Long-Term Incentives	51
CORPORATE GOVERNANCE MATTERS	17
PROPOSALS No. 1 & No. 2: ELECTION OF DIRECTORS	17	IV. Other Compensation Policies	52
		Employee Benefits and Perquisites	52
Director Skills and Qualifications	23	Deferred Compensation Plan	53
Policies on Corporate Governance	23	Employment, Severance and Change in Control
Board Leadership Structure	23	Arrangements	53
The Board’s Role in Management’s Succession Planning	24	Compensation Recovery (“Clawback”) Policy	53
The Board’s Role in Risk Oversight	24	Insider Trading and Anti-Hedging and Anti-Pledging
Director Independence	25	Policies	53
Nominations for Directors	25	Stock Ownership Guidelines	54
Directors' Qualifications	25
Board Composition	26	V. Compensation Tables	55
Board and Committee Evaluations	26	Summary Compensation Table (SCT) for 2024	55
Board Meetings, Attendance and Executive Sessions	26	Grants of Plan-Based Awards in 2024	57
Board Committees	26	Narrative Supplement to SCT for 2024 and Grants of
Stockholder Communication with Board of Directors	28	Plan- Based Awards in 2024 Table	57
Director Compensation	28	Outstanding Equity Awards at December 31, 2024	58
Director Compensation Table for 2024	30	Option Exercises and Stock Vested for 2024	59
Director Stock Ownership Guidelines	30	Potential Payments upon Termination or Change in Control	59
		CEO Pay Ratio	63
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	31	Pay Versus Performance	64
		Equity Compensation Plan Information	68
Investment Agreement	32	Compensation Committee Report	69
Indemnification Agreements	33
		OTHER INFORMATION
EXECUTIVE OFFICERS	34	PROPOSAL No. 4: APPROVAL OF ADDITIONAL SHARES
BENEFICIAL OWNERSHIP OF OUR COMMON STOCK	36	UNDER OUR 2019 LONG-TERM INCENTIVE PLAN	70

		AUDIT MATTERS	78
EXECUTIVE COMPENSATION	39	PROPOSAL No. 5: RATIFICATION OF THE
PROPOSAL No. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	39	APPOINTMENT OF THE INDEPENDENT REGISTERED
		PUBLIC ACCOUNTING FIRM	78

Compensation Discussion and Analysis	40	AUDIT COMMITTEE REPORT	80

I. Executive Summary	40	STOCKHOLDER PROPOSALS FOR THE
Named Executive Officers	40	COMPANY'S 2026 ANNUAL MEETING	82
2024 Business Results	40	AVAILABLE INFORMATION	83
2024 Executive Compensation Highlights	41	INCORPORATION BY REFERENCE	84
2025 Preview	43
Compensation Program Philosophy	43	APPENDIX A – RECONCILIATION OF GAAP FINANCIAL
2024 Compensation Elements	44	MEASURES TO NON-GAAP FINANCIAL MEASURES
Executive Compensation-Related Policies and Practices	44	AND OTHER SUPPLEMENTAL FINANCIAL DATA	A-1
Stockholder Engagement and Our Say-on-Pay Vote	44	APPENDIX B – COMMSCOPE HOLDING COMPANY, INC.
		LONG-TERM INCENTIVE PLAN	B-1
II. 2024 Compensation Decision-Making Process	45
Annual Planning Cycle	45
Determination of Compensation Awards	45
Role of the Compensation Consultant	46
Compensation Peer Group	46

PROXY SUMMARY

We provide the below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and the 2024 Annual Report before you vote.

The Annual Meeting

Date and Time:	Thursday, May 8, 2025 1:00 p.m., Eastern Time
Virtual Meeting Site:	https://web.lumiconnect.com/285972254
Log-In Password:	commscope2025
Record Date:	March 12, 2025

Attendance Information for Stockholders of Record:

If you were a holder of record of common stock of CommScope at the close of business on the Record Date (i.e., your shares are held in your own name in the records of CommScope’s transfer agent, Equiniti Trust Company, LLC (Equiniti)), you can attend the meeting by visiting the Virtual Meeting Site and entering the Log-In Password provided above and the 11-digit control number previously provided to you in your proxy materials. If you are a stockholder of record and you have misplaced your 11-digit control number, please call Equiniti at (800) 937-5449 or (718) 921-8124.

Attendance Information for “Beneficial” and “Street Name” Holders:

If you were a beneficial owner of common stock of CommScope at the close of business on the Record Date (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), you must register in advance in order to ask questions or vote your shares at the Annual Meeting. To register, please obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to Equiniti to receive an 11-digit control number that may be used to access the Virtual Meeting Site provided above. Any control number that was previously provided with your proxy materials (likely a 16-digit number) will not provide access to the Virtual Meeting Site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by Equiniti no later than 5:00 p.m., Eastern Time, on May 2, 2025. All such requests should be submitted (1) by email to helpAST@equiniti.com, (2) by facsimile to (718) 765-8730 or (3) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 48 Wall Street, Floor 23, New York, NY 10005. Once you have obtained your 11-digit control number from Equiniti, please follow the steps set forth above for stockholders of record to attend the Annual Meeting.

2025 Proxy Statement 1

PROXY SUMMARY

Proposals Up for Vote

The following proposals will be voted on at the Annual Meeting.

		Board’s Recommendation		Page Reference (for more detail)
Item 1.	To elect two directors designated by Carlyle, each for a term ending at the 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified to serve	✓	FOR each nominee	18
Item 2.	To elect eight directors to the Board of Directors, each for a term ending at the 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified to serve	✓	FOR each nominee	19
Item 3.	To approve, on a non-binding advisory basis, the compensation of our NEOs, as described in this Proxy Statement	✓	FOR	39
Item 4.	To approve additional shares under our 2019 Long-Term Incentive Plan	✓	FOR	70
Item 5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025	✓	FOR	78

How to Cast Your Vote

Your vote is important! Please cast your vote and play a part in the future of CommScope.

Stockholders of record, who hold shares registered in their names, can vote by:

Internet at	calling 1-800-PROXIES	mail
www.voteproxy.com	toll-free from the	return the signed
	United States or Canada	proxy card

The deadline for voting online or by telephone is 11:59 p.m., Eastern Time, on May 7, 2025. If you vote by mail, your proxy card must be received before the Annual Meeting.

Beneficial owners, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form or by following the instructions for voting via telephone or the Internet provided by their bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all your shares.

If you are a stockholder of record or a beneficial owner who has a legal proxy to vote the shares and has registered in advance with Equiniti and received a control number to attend the virtual Annual Meeting, you may choose to vote at the virtual Annual Meeting. Even if you plan to attend our virtual Annual Meeting, please cast your vote as soon as possible.

See the "Questions and Answers About the Annual Meeting and Voting" section for more details.

2 2025 Proxy Statement

PROXY SUMMARY

Board Nominees (page 17)

CommScope’s Board of Directors currently has ten members, two of whom are designees of Carlyle under the terms of the Investment Agreement with Carlyle, dated November 8, 2018 (Investment Agreement), and serve a one-year term. In addition, eight of our current directors are standing for re-election at the Annual Meeting, each for a one-year term. The following table provides summary information about each director standing for election to the Board of Directors.

				Committees
	Age	Tenure	Independent	Audit	Compensation	Nominating and Corporate Governance	Other Public Company Boards
Carlyle Nominee
Scott H. Hughes	39	2024	✓		✓		0
Patrick R. McCarter	50	2020	✓			✓	0
Nominees
Stephen C. Gray	66	2011	✓		C		0
L. William Krause	82	2011	✓		✓	✓	0
Joanne M. Maguire	71	2016	✓			C	1
Thomas J. Manning	69	2014	✓	✓			1
Derrick A. Roman	61	2021	✓	C		✓	1
Charles L. Treadway	59	2020					0
Claudius E. Watts IV, Chairman	63	2011					0
Timothy T. Yates	77	2013	L	✓			0

L Lead Independent Director

C Chair

Stockholder Outreach Highlights

In 2024, the Company received approximately 97% support for its say-on-pay proposal. We believe this reflects our responsiveness to the feedback we heard through our stockholder outreach initiatives and the changes the Compensation Committee made to our executive compensation programs in recent years.

We regularly meet with investors to discuss a variety of business, industry and competitive dynamics. During the course of these discussions, the Company seeks to gather feedback on its executive compensation and governance programs to ensure that interests are aligned with stockholders.

2025 Proxy Statement 3

PROXY SUMMARY

Financial Performance Highlights(1)

2024 Selected Financial Performance Highlights(1)

	Net Sales	Loss from Continuing Operations	Adjusted EBITDA (including OWN and DAS) (2)	December 31 Stock Price

2024	$4,205.8	$(461.0)	$1,095.1	$5.21

Change	$(359.4)	$634.8	$98.5	$2.39

2023	$4,565.2	$(1,095.8)	$996.6	$2.82

(1)
Financial performance highlights are from continuing operations and do not include the net sales, net loss or Adjusted EBITDA classified as discontinued operations related to the divestiture of our OWN segment, DAS business unit and Home Networks (Home) segment.
(2)
See reconciliation of non-GAAP financial measures included in Appendix A hereto.

Executive Compensation Program Highlights (page 41)

Our executive compensation approach is straightforward and supports our pay-for-performance philosophy, and typically includes:

•
Significant portion of executive pay is at risk
•
Equity awards with multi-year vesting, allocated between performance and time-based awards
•
Regular stockholder outreach in connection with the annual say-on-pay vote
•
A compensation approach that does not create incentives for excessive risk taking
•
Policy prohibiting hedging and pledging of Company shares
•
Compensation Recovery “Clawback” Policy to recover incentive compensation from executives in the event of a restatement of our financial statements

The principal objectives of our NEO pay include:

•
Competitive pay – allows us to attract top talent and to retain those executives by providing substantial pay for performance opportunity
•
Pay for performance – by rewarding outstanding results that will enhance near-term performance and drive long-term sustainable returns
•
Alignment with stockholders – through performance goals and by setting meaningful equity ownership guidelines

4 2025 Proxy Statement

PROXY SUMMARY

Elements of our Executive Compensation Program (page 44)

The following table summarizes the primary elements of our executive compensation program for 2024. Please see our Compensation Discussion and Analysis beginning on page 40.

Compensation Element	Purpose	2024 Pay Outcome
Base Salary	Recognize performance of job responsibilities as well as attract and retain individuals with superior talent.

NEO base salary remained unchanged from 2023 except for the increase for Mr Lorentzen by 2.5% to align his salary more closely with the median salary of our peer group, and Mr. ter Linde’s salary was increased by 6.9% in connection with his appointment as head of the CCS segment as well as alignment with other segment presidents.

AIP Bonus Awards

Provide short-term incentives linked directly to achievement of financial objectives. Our NEOs’ 2024 AIP, with the exception of Messrs. ter Linde and Firouzbakht, was based on the following metrics:

•
90% on Adjusted EBITDA (including OWN and DAS); and
•
10% on strategic objectives tied to CommScope NEXT.

Adjusted EBITDA (including OWN and DAS) is the aggregate Adjusted EBITDA of our CCS, OWN, NICS and ANS segments.

As a result of the divesture of the OWN segment, DAS business unit and Home Networks (Home) segment, our results are now reported based on continuing operations. Adjusted EBITDA used for incentive performance measurement does not align with Adjusted EBITDA from continuing operations as Adjusted EBITDA from continuing operations excludes the OWN and DAS business.

The 2024 AIP for Mr. Firouzbakht, who is the OWN segment leader, was based 90% on the Adjusted EBITDA for the OWN segment and 10% on corporate strategic objectives.

The 2024 AIP for Mr. ter Linde, who was the CCS segment leader, was based 90% on the Adjusted EBITDA for the CCS segment, and 10% on corporate strategic objectives.

We achieved above target performance for our Adjusted EBITDA (including OWN and DAS) and target performance was met for the strategic objectives metric, resulting in a 157.6% payout for each of Messrs. Treadway, Lorentzen and Choi.

Both CCS and OWN segment achieved maximum performance for their respective segment Adjusted EBITDA. Additionally, target performance was met for the strategic objectives metric resulting in a total payout of 199.0% for Mr. Firouzbakht and Mr. ter Linde.

2025 Proxy Statement 5

PROXY SUMMARY

Compensation Element	Purpose	2024 Pay Outcome
Equity Incentive Awards

Directly link senior management’s and stockholders’ interests by tying long-term incentive to stock price appreciation.

All NEOs received cash long-term incentive plan (Cash LTIP) awards in 2024. Cash LTIP awards were eligible to be earned based on the level of achievement of goals tied to corporate and strategic initiatives specific to divestitures and capital structure management as well as, for select NEOs, achieving financial objectives for the year.

All NEOs also received restricted stock units (RSUs) that vest over three years, conditioned on continued service.

In February 2025, the Compensation Committee evaluated performance against the goals for the Cash LTIP awards and approved the achieved amounts, which will be paid in three equal installments (March 2025, September 2025, and March 2026), subject to the continued service of each NEO through the applicable payment date.

The PSUs granted in 2022, linked to the achievement of cumulative Core Adjusted EBITDA for 2022 through 2024 (2022 Core Adjusted EBITDA PSUs), were earned at 69.7%. The relative TSR did not meet the threshold, resulting in the forfeiture of all TSR PSUs granted in 2022. The TSR PSUs and Core Adjusted EBITDA PSUs granted in 2023 remain ineligible for vesting until the conclusion of their respective performance periods.

The Executive Performance Retention Grant (EPRG) PSUs granted in prior years were eligible to vest based upon the achievement of various stock price hurdles (ranging from a low of $15 for Messrs. Treadway and Lorentzen and $17.50 for Messrs. Choi and Firouzbakht, and continued service over a four-year period. Mr ter Linde did not receive EPRG PSUs). None of the price hurdles were achieved in 2024 causing the shares for Messrs. Treadway, Choi and Firouzbakht to expire in 2024. Mr. Lorentzen's shares expired in January 2025.

Corporate Governance Highlights (page 17)

We are committed to strong corporate governance, which we believe is important to the success of our business. Our corporate governance practices are described in greater detail in the “Corporate Governance Matters” section. Highlights include:

•
Strong, independent Board with a Lead Independent Director
•
Independent directors meet regularly in executive sessions
•
Risk oversight provided by both the appropriate committees and the full Board
•
Regular Board and committee self-evaluations
•
Majority voting in uncontested director elections
•
Annual director election
•
No stockholder rights plan (or “poison pill”)

6 2025 Proxy Statement

PROXY SUMMARY

Corporate Responsibility and Sustainability Highlights

At CommScope, we believe that corporate responsibility and sustainability means making decisions that have a positive long-term impact on our people, planet, and bottom line. Our company-wide sustainability mission is to enable faster, smarter, and more sustainable solutions while demonstrating the utmost respect for our human and natural resources. Innovative technology, intelligent engineering, and energy efficient design help us accomplish our mission and achieve our goals. CommScope builds sustainable networks that make our customers more agile, while simultaneously helping preserve the natural ecosystems from which we source our raw materials.

Our company is supported by a strong corporate governance framework and well-defined set of principles and values. CommScope is committed to maintaining the highest ethical standards, conducting business with integrity, honesty, fairness and transparency. Our governance practices continuously evolve in response to global and local changes, with the goal of creating lasting value for our stakeholders, customers and society as well as supporting resilience for our business.

We believe that acting with integrity includes creating a culture that invites and values the unique perspectives and contributions of all employees. We seek to embrace and leverage our diverse employee base and inclusive culture to create a more engaged workforce and enable business success, as well as our employees' professional success.

CommScope’s global footprint extends to more than 100 countries, highlighting the importance of measuring and mitigating our environmental impact on a global scale. We continue searching for innovative solutions and improved product design, adjusting our production, distribution and consumption patterns to minimize pressure on Earth’s finite resources.

We are proud of the Company’s significant standing in one of the world’s most vital and dynamic industries. We make great strides in delivering on our sustainability actions while advancing the industry and creating a better and sustainable tomorrow. For the sake of our current and future generations, we will continue to grow as a sustainable, environmentally conscious business that benefits the whole planet.

Corporate Responsibility and Sustainability (CRS) Oversight

As a global company, CommScope is exposed to risks at many levels. The Board of Directors has ultimate responsibility for CRS policies and practices. The Board’s three standing committees provide oversight and guidance over different aspects of CRS:

•
Audit Committee oversees our ethics and compliance program and matters relating to CRS disclosures.
•
Nominating and Corporate Governance Committee is responsible for environmental matters and the integration of CRS into all governance matters.
•
Compensation Committee oversees any relevant CRS strategies related to, among others, leadership development, succession planning, safety, well-being and organization culture.

In addition, management-led teams devise, steer and execute our sustainability strategy and goals. They do this through an exhaustive system of checks and balances that assist in minimizing social, environmental, physical and ethical risks. The Company’s employees play an essential role in the sustainability program by implementing our sustainability actions and initiatives.

For additional information, which is not incorporated by reference into this Proxy Statement, see our Corporate Responsibility and Sustainability pages on the CommScope website: https://www.commscope.com/corporate-responsibility-and-sustainability/.

Information on our website is not, and should not be deemed to be, a part of this Proxy Statement, or incorporated by reference into any other filings we made with the Securities and Exchange Commission (Commission).

2025 Proxy Statement 7

PROXY SUMMARY

8 2025 Proxy Statement

PROXY SUMMARY

Corporate Responsibility and Sustainability Key Achievements

ENVIRONMENTAL	SOCIAL	GOVERNANCE
Priorities • Reduce the environmental impact of our operations and facilities. • Develop solutions that meet our customers current and future sustainability requirements.	Priorities • Leverage a collaborative, diverse, enabled and agile workforce to deliver business innovation. • Provide a safe work culture and environment for all employees.	Priorities • Improve our transparency and reporting. • Strengthen our ethics and compliance program. • Source responsibly and minimize supply chain risks.

Achievements

•
Achieved 42.1%* reduction in Scope 1 and 2 Greenhouse Gas (GHG) emissions compared to 2019 baseline.
•
10.8%* of purchased electricity originated from renewable sources in 2024.
•
Achieved 4.5% reduction in water withdrawal compared to 2019 baseline.
•
Diverted 81.3% of non-hazardous waste and e-waste from landfill.
•
Continued to support the Society of Cable Telecommunication Engineers (SCTE) energy goals in order to help our Access Network and Edge Facility products achieve greater energy reductions.
•
Continued to utilize life cycle thinking approach in our product development processes.
•
Utilized in-house, as well as third-party, capabilities to conduct Life-Cycle Assessments (LCAs) for our products and published Environmental Product Declarations (EPDs) on our company website.
•
Continued to ensure our products meet global regulations, including RoHS, WEEE and REACH regulations.
•
Continued focus on eliminating single-use plastics (SUP) across all business segments.

Achievements

•
Achieved a global injury rate of 0.23, 74.4% below the United States Occupational Safety & Health Administration (OSHA) industry rate of 0.90.
•
Continued sponsorship of our global Diversity & Inclusion Business Network (DIBN) and RISE networks for early-in-career talent. The DIBN now includes more than 1,400 employees worldwide and the RISE network has over 230 members.
•
Conducted the Global Employee Pulse Survey with our 20,000 employees to better understand employee sentiment about the Company, our progress, their work, and overall employee engagement. Follow-up communications and action plan deployment are ongoing.
•
Launched GM101 program for all salaried employees to strengthen our general manager culture and capabilities.
•
Continued our well-being program with GuidanceResources, the Company’s global wellness resource program available to all employees and their families worldwide.
•
Continued the Frank M. Drendel Community Service Excellence Awards to recognize and support the most significant community service efforts made by our employees.
•
Supported charitable organizations worldwide and partnered with United Way to support local charitable causes by using an employer match program in the United States.

Achievements

•
Reported climate-related risks and opportunities using the CDP platform which is committed to aligning with the Task Force on Climate-Related Disclosures (TCFD) recommendations.
•
Maintained CRS goals in our short-term incentive plan for CEO & Section 16B Officers.
•
100% of non-production employees completed the annual Ethics and Compliance training (10,000+ employees).
•
Achieved zero “major nonconformances” in third-party ISO9001/TL9000 (quality management system) certification audits.
•
Maintained the ISO14001:2015 (environmental management system) and ISO45001:2018 (health and safety management system) standards certification program to cover 90% of our manufacturing facilities.
•
Received one "major nonconformance" in third-party ISO14001/ISO45001 audits.
•
Continued to ensure our operations and supply chain aligns with global modern anti-slavery and human rights standards.
•
Completed 18 CSR assessments in our manufacturing facilities, utilizing the Responsible Business Association tool (RBA-Online), and achieved low risk rating.
•
Conducted 202 sustainability assessments and audits in our supply chain. These included review compliance and evaluation of established labor, ethics, environmental, health and safety practices and business continuity.

Recognition

•
Received various public recognitions for our sustainability efforts and performance in combating the effects of climate change and responsible business practices.
•
Achieved a "B" score in the CDP Climate scorecard.

Recognition

•
Cemefi recognized three facilities in Mexico for obtaining the Distinctive ESR (Socially Responsible Company), third year for Juarez-Bermudez, second year for our Juarez-Praderas site and first year for our Delicias site.

Recognition

•
Achieved a Gold Level Corporate Social Responsibility Rating from EcoVadis, with overall score of 74/100.
•
Awarded AA rating by Morgan Stanley Capital International (MSCI) in its MSCI ESG Rating.

*Reported performance may vary from actual as we finalize the Q4 2024 data. This is due to global energy billing processes—final data will be published in the 2025 Sustainability Report.

2025 Proxy Statement 9

PROXY STATEMENT

Annual Meeting of Stockholders

May 8, 2025

This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders. The Annual Meeting will be held on May 8, 2025 at 1:00 p.m., Eastern Time. To provide expanded access to our Annual Meeting to stockholders who would not otherwise be able to attend, the 2025 Annual Meeting will be held solely on the Internet by virtual means. Information regarding how to access and vote at or participate in the virtual Annual Meeting is provided herein and in the accompanying Notice of 2025 Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials?

You are receiving this Proxy Statement because you owned shares of CommScope common stock or Series A Convertible Preferred Stock at the close of business on March 12, 2025 (Record Date), and that entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting.

We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about March 24, 2025, we mailed a Notice to our stockholders. The Notice contains instructions about how to access our proxy materials and vote via the Internet or telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock and/or our Series A Convertible Preferred Stock outstanding at the close of business on the Record Date are entitled to vote their shares at the Annual Meeting. As of the Record Date, March 12, 2025, 216,560,568 shares of our common stock were issued and outstanding. Each share of our common stock is entitled to one vote on each matter properly brought before the Annual Meeting and on which holders of common stock are entitled to vote.

Each record holder of Series A Convertible Preferred Stock will have a number of votes equal to the largest number of whole shares of common stock into which such shares are convertible on the Record Date on each matter that is properly brought before the Annual Meeting and on which holders of Series A Convertible Preferred Stock are entitled to vote together with common stock as a single class. In addition, each holder of record of Series A Convertible Preferred Stock will have one vote for each share of Series A Convertible Preferred Stock on each matter that is properly brought before the Annual Meeting and on which holders of Series A Convertible Preferred Stock are entitled to vote separately, as a class. As of the Record Date, there were 1,227,328 shares of Series A Convertible Preferred Stock outstanding, which were convertible into 44,630,064 shares of common stock.

The presence at the Annual Meeting virtually via the Internet or by proxy of the holders of record of a majority in voting power of the shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

10 2025 Proxy Statement

PROXY STATEMENT

What will I be voting on at the Annual Meeting and how does the Board recommend that I vote?

The holders of shares of Series A Convertible Preferred Stock are being asked to vote, separately as a class, on the following item:

•
Proposal No. 1—Election of two directors designated by Carlyle, each for a term ending at the 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified to serve;

The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, are being asked to consider and vote on the following items:

•
Proposal No. 2—Election of eight directors to the Company’s Board of Directors, each for a term ending at the 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified to serve;
•
Proposal No. 3—Advisory vote to approve the compensation of our NEOs as set forth in this Proxy Statement;
•
Proposal No. 4—Approval of additional shares under our 2019 Long-Term Incentive Plan; and
•
Proposal No. 5—Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.

The Board recommends that you vote:

•
Proposal No. 1—FOR the election of each of the two nominees designated by Carlyle to the Board;
•
Proposal No. 2—FOR the election of each of the eight director nominees to the Board;
•
Proposal No. 3—FOR the advisory vote to approve the compensation of our NEOs as set forth in this Proxy Statement;
•
Proposal No. 4—FOR the approval of additional shares under our 2019 Long-Term Incentive Plan; and
•
Proposal No. 5—FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.

Each of Kyle D. Lorentzen and Justin C. Choi has been selected by our Board to serve as a proxy holder for the Annual Meeting. All shares of our common stock and Series A Convertible Preferred Stock represented by properly delivered proxies received in time for the Annual Meeting will be voted at the Annual Meeting by the proxy holders in the manner specified in the proxy by the stockholder. If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares in accordance with the recommendations of the Board.

Are there any requirements on how the holders of the Series A Convertible Preferred Stock must vote?

Under the Investment Agreement, at the Annual Meeting, Carlyle is required to vote its shares of Series A Convertible Preferred Stock in favor of each of the director nominees who are nominated and recommended by the Board for election, in favor of the advisory vote on the compensation of our NEOs and any proposal by the Company relating to equity compensation that has been approved by the Compensation Committee of the Board (including the proposal to approve additional shares under our 2019 Long-Term Incentive Plan), and in favor of the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, as described in these proxy materials. Carlyle is entitled to vote at its discretion on any other proposals described in this Proxy Statement or any other matters properly raised at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Equiniti, you are considered, with respect to those shares, the “stockholder of record.” The Proxy Statement has been or will be sent directly to you.

2025 Proxy Statement 11

PROXY STATEMENT

If you are a “stockholder of record,” you can find your voter control number on your original proxy card or Notice of Internet Availability of Proxy Materials. This voter control number will allow you to access, participate in, and vote at our virtual Annual Meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares held in street name. The Proxy Statement has been or will be sent to you by your broker, bank or other holder of record who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote the shares in your account. If you are a “beneficial owner” and you wish to participate in or vote at our virtual Annual Meeting, you will need to obtain a legal proxy from your broker, bank or other holder of record and register for the virtual Annual Meeting in advance with Equiniti. For more information about the registration process, see “How do I vote?” below.

How do I vote?

Stockholder of Record. If you are a stockholder of record, you may vote by using any of the following methods:

•
Through the Internet. You may vote by proxy through the Internet by following the instructions in this Proxy Statement or the instructions on the proxy card.
•
By Telephone. You may vote by proxy by calling the toll-free telephone number shown on the proxy card and following the recorded instructions.
•
By Mail. You may vote by proxy by completing, signing and dating the proxy card and sending it back to the Company in the envelope provided.
•
Virtually at the Annual Meeting. The meeting will be hosted virtually at https://web.lumiconnect.com/285972254. The meeting will begin promptly at 1:00 p.m., Eastern Time, and online access will open 15 minutes prior to allow time to log in. The log-in password is: commscope2025. You will also need your voter control number (an 11-digit number), which, if you are a stockholder of record, you can find on your original proxy card or Notice of Internet Availability of Proxy Materials. If you attend the virtual Annual Meeting, you may vote your shares virtually on the virtual meeting platform. However, we encourage you to vote in advance through the Internet, by telephone or by mailing us your proxy card even if you plan to attend the virtual Annual Meeting, so that your shares will be voted in the event you later decide not to attend. The Annual Meeting will be held solely on the Internet by virtual means, so you will not be able to attend or vote your shares at the Annual Meeting in person.

Beneficial Owners. If you are a beneficial owner of shares, you may vote by using any of the following methods:

•
Through the Internet. You may vote by proxy through the Internet by following the instructions provided in this Proxy Statement and the voting instruction form provided by your broker, bank or other holder of record.
•
By Telephone. You may vote by proxy by calling the toll-free telephone number found on the voting instruction form and following the recorded instructions.
•
By Mail. You may vote by proxy by completing, signing and dating the voting instruction form and sending it back to the record holder in the envelope provided.
•
Virtually at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote at the virtual Annual Meeting, you must (i) obtain a legal proxy from your broker, bank or other holder of record and (ii) register in advance with Equiniti and receive an 11-digit control number. Please contact your broker, bank or other holder of record for instructions regarding obtaining a legal proxy. Once obtained, you must submit your legal proxy, along with your name and e-mail address to Equiniti and request registration. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by Equiniti no later than 5 p.m., Eastern Time, on May 2, 2025. All such requests should be submitted (1) by email to helpAST@equiniti.com, (2) by facsimile to (718) 765-8730 or (3) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 48 Wall Street, Floor 23, New York, NY 10005. Once you have obtained your 11-digit control number from Equiniti, please follow the steps set forth above for stockholders of record to vote

12 2025 Proxy Statement

PROXY STATEMENT

virtually at the Annual Meeting. The Annual Meeting will be held solely on the Internet by virtual means, so you will not be able to attend or vote your shares at the Annual Meeting in person.

If you hold both common stock and Series A Convertible Preferred Stock, you will need to vote, or authorize a proxy to vote, each class of stock separately so that all your votes can be counted. For more information, see “What if I hold both common stock and Series A Convertible Preferred Stock?” below.

What if I hold both common stock and Series A Convertible Preferred Stock?

Some of our stockholders may hold both common stock and Series A Convertible Preferred Stock. If you are a holder of both common stock and Series A Convertible Preferred Stock, you can expect to receive separate sets of printed proxy materials.

You will need to vote, or authorize a proxy to vote, each class of stock separately in accordance with the instructions set forth herein and on the applicable proxy cards or voting instruction forms. Voting, or authorizing a proxy to vote, only your common stock will not also cause your shares of Series A Convertible Preferred Stock to be voted, and vice versa.

If you hold both common stock and Series A Convertible Preferred Stock, please be sure to vote or authorize a proxy to vote for each class of stock separately so that all your votes can be counted.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If you received more than one Notice, proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each Notice, proxy card and voting instruction form to ensure that all your shares are voted.

May I change my vote after I have submitted a proxy?

If you are a stockholder of record, you have the power to revoke your proxy at any time by:

•
delivering to our Corporate Secretary written revocation of your proxy;
•
delivering a new proxy, through the Internet, by telephone or by mail, dated after the date of the proxy being revoked; or
•
attending the Annual Meeting and voting virtually at the Annual Meeting using the virtual meeting platform (attendance without casting a ballot will not, by itself, constitute revocation of a proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.

Who will serve as the proxy tabulator and inspector of election?

A representative from Equiniti will serve as the independent inspector of election and will tabulate votes cast by proxy or in person at the Annual Meeting. We will report the results in a Form 8-K filed with the Commission within four business days of the Annual Meeting.

How will abstentions and “broker non-votes” be counted?

The shares of a stockholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting to determine whether a quorum is present, but they will not be considered votes cast on any proposal. The director nominees will be elected if they receive the majority of the votes cast, so abstentions will have no effect on the outcome of Proposals No. 1 and No. 2. However, since these shares are considered present and entitled to vote, abstentions will have the same effect as a vote against Proposals No. 3, No. 4 and No. 5. If you are a beneficial owner of shares and do not provide the record holder of your shares with specific voting instructions, your record holder may vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025 (Proposal No. 5). However, your record holder cannot vote your shares without specific instructions on the election of directors (Proposals No. 1 and No. 2), the advisory vote on the compensation of our NEOs (Proposal No. 3), or the vote to approve additional shares under our 2019 Long-Term Incentive Plan (Proposal No. 4). If your record holder does

2025 Proxy Statement 13

PROXY STATEMENT

not receive instructions from you on how to vote your shares on Proposals 1, 2, 3 or 4, your record holder will inform the inspector of election that it does not have the authority to vote on that proposal with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be counted as present for purposes of determining whether a quorum is present, but they will not be counted in determining the outcome of the vote on Proposals 1, 2, 3 or 4.

What vote is required to approve each proposal?

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and broker non-votes.

Proposal	Vote Required	Impact of Abstentions and Broker Non-votes, if any
No. 1—Election of the directors designated by Carlyle

Each director designated by Carlyle will be elected by a majority of the votes cast by holders of our Series A Convertible Preferred Stock voting with respect to that director, meaning the number of votes cast “for” a director must exceed the number of votes cast “against” that director.

Abstentions and broker non-votes will not affect the outcome of the vote.
No. 2—Election of the directors nominated by the Board

Each director will be elected by a majority of the votes cast by holders of our common stock and Series A Convertible Preferred Stock voting together as a single class with respect to that director, meaning the number of votes cast “for” a director must exceed the number of votes cast “against” that director.

Abstentions and broker non-votes will not affect the outcome of the vote.
No. 3—Advisory vote to approve compensation of our NEOs, as described in this Proxy Statement	Approval by a majority of the voting power of the shares entitled to vote and represented in person or by proxy.	Abstentions will have the same effect as votes against the proposal; broker non-votes will not affect the outcome of the vote.
No. 4—Vote to approve additional shares under our 2019 Long Term Incentive Plan	Approval by a majority of the voting power of the shares entitled to vote and represented in person or by proxy.	Abstentions will have the same effect as votes against the proposal; broker non-votes will not affect the outcome of the vote.
No. 5—Ratification of appointment of independent registered public accounting firm	Approval by a majority of the voting power of the shares entitled to vote and represented in person or by proxy.	Abstentions will have the same effect as votes against the proposal.

14 2025 Proxy Statement

PROXY STATEMENT

Who is paying for the cost of this proxy solicitation?

Our Board is soliciting the proxy accompanying this Proxy Statement. We will pay all proxy solicitation costs. Proxies may be solicited by our officers, directors and employees, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email or the Internet. We will pay brokers, banks and certain other holders of record holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, for the expense of forwarding solicitation materials to the beneficial owners. The Company has retained Sodali & Co., located at 333 Ludlow Street, 5th Floor, Stamford, Connecticut 06902 (or by email at COMM.info@investor.sodali.com), to assist in the solicitation of proxies from stockholders. Sodali & Co. will receive a solicitation fee of approximately $11,000, plus reimbursement of certain out-of-pocket expenses.

What do I need to do to attend the meeting?

To provide expanded access to the Annual Meeting for stockholders who would not otherwise be able to attend, the Annual Meeting will be held solely on the internet by virtual means. Stockholders will not be able to attend the Annual Meeting in person.

In order to participate in and vote at the virtual Annual Meeting, stockholders of record as of the Record Date can visit the Virtual Meeting Site (https://web.lumiconnect.com/285972254) and enter the Log-In Password (commscope2025) and the 11-digit control number previously provided to stockholders of record on the original proxy card or Notice of Internet Availability of Proxy Materials. Stockholders of record that have misplaced their 11-digit control number should call Equiniti at (800) 937-5449 or (718) 921-8124 in advance of the Annual Meeting to obtain their control number.

Beneficial owners, who own shares beneficially through a broker, bank or other nominee, must provide a legal proxy from such broker, bank or other nominee during registration and will be assigned a control number in order to vote their shares virtually and ask questions at the Annual Meeting. Beneficial owners who are unable to obtain a legal proxy to vote their shares will still be able to attend and listen to the virtual Annual Meeting live via the Virtual Meeting Site (https://web.lumiconnect.com/285972254) as a guest but will not be able to vote their shares or ask any questions.

Instructions on how to connect and attend as a guest, as well as how to demonstrate proof of share ownership and participate live via the Internet, may be requested by e-mailing helpAST@equiniti.com.

Will I be able to ask questions at the Annual Meeting?

Yes. We expect that our directors and executive officers, as well as representatives of our independent registered public accounting firm, will attend the virtual Annual Meeting and be available to answer questions. We will provide our stockholders of record and beneficial owners who register in advance in accordance with the instructions provided herein (see “What do I need to do to attend the meeting?” above), the opportunity to ask questions and make statements about a proposal during the formal business of the meeting. Questions and comments of a general nature will be held until after the conclusion of the formal business of the Annual Meeting. Instructions for submitting questions and making statements will be posted on the Virtual Meeting Site. This question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on the Virtual Meeting Site, and may include certain procedural requirements, such as limiting repetitive or follow-up questions, so that more stockholders will have an opportunity to ask questions.

Is there a list of stockholders entitled to vote at the Annual Meeting?

A list of stockholders entitled to vote at the Annual Meeting will be available to any stockholder, for any purpose germane to the meeting, for a period of ten days ending on the day prior to the meeting, between the hours of 8:00 a.m. and 4:00 p.m., Eastern Time, at our offices at 3642 E. US Highway 70, Claremont, North Carolina 28610. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment.

2025 Proxy Statement 15

PROXY STATEMENT

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

To reduce costs and reduce the environmental impact of our Annual Meeting, we have adopted a procedure approved by the Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only a single copy of our Proxy Statement and 2024 Annual Report, unless we have received contrary instructions from such stockholder. Stockholders who participate in householding will continue to receive separate proxy cards and Notices.

We will promptly deliver, upon written or oral request, individual copies of the proxy materials to any stockholder that received a household mailing. If you are a stockholder of record and would like an additional copy of the Proxy Statement or 2024 Annual Report, please contact our Corporate Secretary by mail at 3642 E. US Highway 70, Claremont, North Carolina 28610 or by phone at (828) 459-5000. If you are a beneficial owner, you may contact the broker or bank where you hold the account.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Proxy Statement and Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail at 3642 E. US Highway 70, Claremont, North Carolina 28610 or by phone at (828) 459-5000.

16 2025 Proxy Statement

CORPORATE GOVERNANCE MATTERS

PROPOSALS No. 1 & No. 2:

ELECTION OF DIRECTORS

Our Company is governed by a Board of Directors. Pursuant to our certificate of incorporation, the precise number of directors shall be fixed and may be altered from time to time, exclusively by a Board resolution adopted by the affirmative vote of a majority of the total number of directors then in office. The number of directors constituting our whole Board is currently fixed at ten. Carlyle has the right to designate two directors pursuant to the Investment Agreement. All director nominees are elected to one-year terms. The director nominees designated by Carlyle will be proposed for election by the holders of Series A Convertible Preferred Stock, voting as a separate class, and eight director nominees will be proposed for election by the holders of common stock and Series A Convertible Preferred Stock, voting together as a single class, at the Annual Meeting on May 8, 2025.

It is intended that the persons named in the accompanying proxy will vote to elect the nominees listed below unless otherwise instructed. All directors elected will serve until the next annual meeting of stockholders in 2026 or until their successors are elected and qualified to serve or until an earlier death, resignation or retirement.

All the nominees are presently serving as directors of the Company. The nominees have agreed to be named in this Proxy Statement, to stand for re-election and to serve if elected. If for any reason any nominee designated by Carlyle shall not be available for election as a director at the Annual Meeting, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee designated by Carlyle. If for any reason any other nominee shall not be available for election as a director at the Annual Meeting, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee designated by our Board, or the Board may determine to leave the vacancy temporarily unfilled or may, by resolution, reduce the size of the Board.

The professional experience and skills and qualifications highlighted in the nominee and continuing directors’ biographies and skills and qualifications matrix summarize the experience, qualifications, areas of expertise or skills that the Board of Directors used to determine that the person should serve as a director.

2025 Proxy Statement 17

CORPORATE GOVERNANCE

PROPOSAL No. 1: Two Nominees for Election as Directors to Be Elected by Holders of Series A Convertible Preferred Stock

Scott H. Hughes Age: 39 Director Since: 2024 Committees: - Compensation

Professional Experience

•
Chief Operating Officer, Corporate Private Equity Americas at The Carlyle Group LP (2023-present)
•
Investment Professional in the Industrial & Transportation Sector at The Carlyle Group LP (2010-2023)
•
Analyst in the Mergers and Acquisitions Group at Merrill Lynch, Pierce, Fenner & Smith (2008-2010)

Other Current Public Company Directorships

•
None

Other Directorships

•
Novolex (2022-present)
•
Sciens Building Solutions (2021-2023)

Patrick R. McCarter Age: 50 Director Since: 2020 Committees: - Nominating and Corporate Governance

Professional Experience

•
Partner and Head of Global Technology, Media and Telecommunications Sector at The Carlyle Group LP (2017-present)
•
Various other positions, including Partner, Managing Director, Principal and VP, at The Carlyle Group LP (2001-2016)
•
Member of Northwestern’s McCormick School of Engineering Advisory Council (2018-present)
•
Past director for HireVue Inc., OpenLink, Open Solutions, CPU Technology, Dealogic, Hexaware Technologies, and Yipitdata

Other Current Public Company Directorships

•
None

Other Directorships

•
Saama (2022-present)
•
Ampere Computing LLC (2017-present)
•
Veritas Technologies LLC (2016-present)
•
ZoomInfo Technologies Inc. (NASDAQ: ZI) (2018-February 2025)
•
Jagex Limited (2022-2024)
•
HireVue, Inc. (2019-2024)

The Board of Directors of the Company recommends that holders of Series A Convertible Preferred Stock vote “FOR” each of the foregoing nominees for election as directors. Proxies will be voted “FOR” each nominee, unless otherwise specified in the proxy.

18 2025 Proxy Statement

CORPORATE GOVERNANCE

PROPOSAL No. 2: Eight Nominees for Election as Directors, Each to Be Elected by Holders of Common Stock and Series A Convertible Preferred Stock, Voting Together as a Single Class

Stephen (Steve) C. Gray Age: 66 Director Since: 2011 Committees: - Compensation (Chair)

Professional Experience

•
Founder and Chair of Gray Venture Partners, LLC, a private investment company (2009-present)
•
Senior Advisor to The Carlyle Group LP (2018-2023 and 2007-2015)
•
President and CEO of Syniverse Holdings, Inc. (2014-2018)
•
President of McLeodUSA Incorporated (1992-2004)
•
VP of Business Services at MCI Inc. (1990-1992)
•
SVP of National Accounts and Carrier Services for TelecomUSA (1988-1990)
•
Various sales management positions with WilTel Network Services and the Clayton W. Williams Companies, including ClayDesta Communications Inc. (1986-1988)

Other Current Public Company Directorships

•
None

Other Directorships

•
INAP Holdings, LLC (2020-present) (Chair – Compensation Committee)
•
Ark Data Centers (f/k/a Involta, (2010-present)
•
Wyyerd Group, LLC (2021-present)
•
ImOn Communications, LLC (Vice-Chair) (2007-2022)
•
HH Ventures, LLC (d/b/a ReadyMobile LLC) (Chair) (2009-2020)
•
SecurityCoverage, Inc. (Chair) (2005-2019)

L. William (Bill) Krause Age: 82 Director Since: 2011 Committees: - Compensation - Nominating and Corporate Governance

Professional Experience

•
President of LWK Ventures, a private advisory and investment firm (1991-present)
•
Senior Advisor to The Carlyle Group LP (2010-present)
•
Board Partner at Andreesen Horowitz (2014-present)
•
CEO (1981-1990) and Chair (1987-1993) of 3Com Corporation, a global data networking company

Other Current Public Company Directorships

•
None

Other Directorships

•
Arctera, Inc. (2025-present)
•
Forward Networks (2014-present)
•
Smartcar, Inc. (2014-present)
•
Veritas Holdings, Ltd (2016-2024)
•
Coherent, Inc. (NYSE: COHR) (2009-2019)

2025 Proxy Statement 19

CORPORATE GOVERNANCE

Joanne M. Maguire Age: 71 Director Since: 2016 Committees: - Nominating and Corporate Governance (Chair)

Professional Experience

•
EVP of Lockheed Martin Corporation and President of Lockheed Martin Space, providers of communication, remote sensing and exploration spacecraft for national security and civil customers (2006-2013)
•
VP and Deputy to President of Lockheed Martin Space (2003-2006)
•
Diverse leadership roles at TRW’s Space & Electronics sector (now part of Northrop Grumman) in division general management, programs, engineering, manufacturing and business development (1975-2003)
•
Member of UCLA’s Samueli School of Engineering Dean’s Executive Board (2014-present)
•
Member of National Academy of Engineering

Other Current Public Company Directorships

•
Visteon Corporation (NASDAQ: VC) (2015-present)

Other Directorships

•
Tetra Tech, Inc. (NASDAQ: TTEK) (2016-September 2024)
•
Charles Stark Draper Laboratory (2013-2022)
•
Freescale Semiconductor, Ltd. (2013-2015)

Thomas J. Manning Age: 69 Director Since: 2014 Committees: - Audit

Professional Experience

•
Executive-in-Residence at the Booth School of Business (2018-present)
•
Executive Chairman of Aegis Ventures (January 2023-September 2023)
•
Executive Chair of Cresco Labs, Inc. (2020-2023)
•
Senior Fellow in the Advanced Leadership Initiative at Harvard University (2019-2021)
•
CEO of Dun & Bradstreet (Aug 2018-Feb 2019)
•
Lecturer in Law at the University of Chicago Law School teaching courses on corporate governance, private equity, United States-China relations, and innovative solutions (2012-2018)
•
Chair & Interim CEO of Dun & Bradstreet (Feb 2018-Aug 2018)
•
CEO of Cerberus Asia Operations & Advisory Limited (2010-2012)
•
CEO of Indachin Limited (2005-2009)

Other Current Public Company Directorships

•
Cresco Labs, Inc. (Chairman of the Board - 2016-present)

Other Directorships

•
Chindata Group Holdings Limited (NASDAQ: CD) (2020-2023)
•
Clear Media Limited (Chair of the Remuneration Committee) (2016-2020)
•
Dun & Bradstreet (NYSE: DNB) (2013-2019) (Lead Director and Chair of the Nominating and Corporate Governance Committee)
•
iSoftStone Holdings Limited (2010-2014)
•
AsiaInfo-Linkage, Inc. (2006-2014)
•
GOME Electrical Appliances Company (2007-2012)
•
Bank of Communications Co., Ltd. (2004-2010)

20 2025 Proxy Statement

CORPORATE GOVERNANCE

Derrick A. Roman Age: 61 Director Since: 2021 Committees: - Audit (Chair) - Nominating and Corporate Governance

Professional Experience

•
Audit, consulting and senior client relationship partner at PwC with leadership experience in risk management, DEI, corporate responsibility, cybersecurity and IT solutions (1997-2020)
•
Certified Public Accountant (1987-Present)
•
Diligent™ Climate Leadership Certified (2022)
•
National Association of Corporate Directors (NACD) Member (2021 -Present) and NACD CERT Certificate in Cyber-Risk Management (2023)
•
Central Audit Committee Network Member (2022-Present)
•
NABA Inc. Lifetime Member and Board Advisor (2011-Present)
•
Named one of Savoy Magazine’s “Most Influential Black Corporate Directors” for 2021 & 2023

Other Current Public Company Directorships

•
WEX, Inc. (NYSE: WEX) (Audit and Finance Committees) (2021-Present)

Other Directorships

•
Financial Industry Regulatory Authority (2023-Present)
•
The Skillman Foundation Board of Trustees (2022-Present)
•
Pangeo Holdings LLC (dba G-P or Globalization Partners) Board Observer (2022-Present)
•
Philanthropos LLC (dba Philanthropi) Board Member (2020-2024)
•
National Constitution Center Board of Trustees (2000-2024) Trustee Emeritus (2024-Present)

Charles L. Treadway Age: 59 Director Since: 2020 Committees: - None

Professional Experience

•
President and CEO of CommScope (2020-present)
•
Operating Executive with The Carlyle Group LP (July 2020-September 2020)
•
CEO of Accudyne Industries (2016-2020)
•
CEO of Thomas & Betts Corporation, a global business unit of ABB Group (2012-2016)
•
President and COO, Thomas & Betts Corporation (2011-2012)
•
President of Electrical Division, Thomas & Betts Corporation (2009-2011)

Other Current Public Company Directorships

•
None

Other Directorships

•
None

2025 Proxy Statement 21

CORPORATE GOVERNANCE

Claudius (Bud) E. Watts IV Age: 63 Director Since: 2011 Chairman of the Board Since: 2020 Committees: - None

Professional Experience

•
Private investor and Founding Partner of Meeting Street Capital, LLC (2018-present)
•
Senior Advisor to The Carlyle Group LP (2018-present)
•
Partner with The Carlyle Group LP (2000-2017)
•
Founded and led The Carlyle Group LP’s Technology Buyout business (2004-2014)
•
Managing Director in the M&A group of First Union Securities, Inc. (1998-2000)
•
Principal at Bowles Hollowell Conner & Co. (1994-1998)
•
Fighter Pilot, United States Air Force (1984-1992)

Other Current Public Company Directorships

•
None

Other Directorships

•
Carolina Financial Corporation (NASDAQ: CARO) (Chair) (2015-2020)
•
Former director on boards of numerous other public and private companies, including service as Chair and Lead Independent Director

Timothy T. Yates Age: 77 Director Since: 2013 Lead Independent Director Since: 2020 Committees: - Audit

Professional Experience

•
Various leadership roles including CEO, CFO and EVP at Monster Worldwide, Inc. (2007–2016)
•
Led integration of Symbol Technologies, Inc. (Symbol) into Motorola, Inc.’s Enterprise Mobility business (2007)
•
Various positions including independent consultant and SVP, CFO at Symbol (2005–2007)
•
Partner and CFO of Saguenay Capital, a boutique investment firm (2002–2005)
•
Co-Founder and Partner at Cove Harbor Partners, a private investment firm (1996–2002)
•
Various senior leadership roles at Bankers Trust New York Corporation, including serving as Chief Financial and Administrative Officer (1971–1995)

Other Current Public Company Directorships

•
None

Other Directorships

•
Blue Goji (2014-present)
•
Jay Heritage Center (2019-present)
•
Soapply, Inc. (2021-present)
•
Seaboard Associates (1975-present)
•
Cyndx, Inc. (2017-present)

The Board of Directors of the Company recommends a vote “FOR” each of the foregoing nominees for election as directors. Proxies will be voted “FOR” each nominee, unless otherwise specified in the proxy.

22 2025 Proxy Statement

CORPORATE GOVERNANCE

DIRECTOR SKILLS AND QUALIFICATIONS

Directorship	✓	✓	✓	✓	✓	✓	✓		✓	✓
Finance / Accounting	✓	✓			✓	✓	✓		✓	✓
Governance	✓	✓	✓	✓	✓	✓	✓		✓	✓
Industry Experience	✓		✓	✓		✓	✓	✓	✓
Leadership / Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mergers & Acquisitions / Integration Experience	✓	✓	✓		✓	✓		✓	✓	✓
Information Technology	✓		✓		✓	✓	✓	✓	✓	✓
Cybersecurity	✓		✓		✓		✓			✓
Strategic Planning	✓	✓	✓	✓	✓	✓		✓	✓	✓
Audit Committee Financial Expert	✓	✓			✓	✓	✓		✓	✓
Risk Management / Internal Controls	✓			✓		✓	✓			✓
Climate Risk Oversight							✓
Extensive Experience with Our Business	✓		✓		✓	✓		✓	✓	✓
Regulatory Matters	✓				✓					✓

POLICIES ON CORPORATE GOVERNANCE

Our Board believes that good corporate governance is important to ensure our business is managed for the long-term benefit of our stockholders. We have adopted a Code of Conduct that applies to all our directors, executive officers and senior financial and accounting officers, as well as a Code of Ethics and Business Conduct that applies to all our employees. We have also adopted Corporate Governance Guidelines. Current versions of the Code of Conduct, the Code of Ethics and Business Conduct and the Corporate Governance Guidelines are available on our website at www.commscope.com and will also be provided upon request to any person without charge. Requests should be made in writing to our Corporate Secretary at CommScope Holding Company, Inc., 3642 E. US Highway 70, Claremont, North Carolina 28610, or by phone at (828) 459-5000. In the event of any amendment or waiver of our Code of Conduct or Code of Ethics and Business Conduct applicable to our directors or executive officers, such amendment or waiver will be posted on our website.

BOARD LEADERSHIP STRUCTURE

The Company currently has separate individuals serving in the positions of Chairman of the Board and Chief Executive Officer. The Board of Directors does not have a set policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board regularly evaluates whether the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee of the Company. The Board believes these issues should be considered as part of the Board’s broader oversight and succession planning process. The Board believes that Mr. Watts is appropriate to serve as employee Chairman as he has a long history of service to the Company, most recently as the Board’s Lead Independent Director.

2025 Proxy Statement 23

CORPORATE GOVERNANCE

In accordance with our Corporate Governance Guidelines, at any time when the Chairman of the Board is not an independent director, the independent members of the Board will select an independent director to serve in a lead capacity. Mr. Yates was appointed as Lead Independent Director in 2020 upon Mr. Watts’ appointment as Chairman of the Board. Among other things, our Lead Independent Director presides at all meetings of the independent directors and any Board meeting when the Chairman is not present, advises the Chairman as to the Board’s agenda and information to be provided to the Board, and serves as the principal liaison and facilitator between the independent directors and the Chairman and Chief Executive Officer. In addition, our Lead Independent Director has the authority to convene special meetings of the independent directors, respond to stockholder questions directed to the independent directors and is available to major stockholders for consultation and direct communication.

THE BOARD’S ROLE IN MANAGEMENT’S SUCCESSION PLANNING

As reflected in our Corporate Governance Guidelines, the Board’s primary responsibilities include planning for Chief Executive Officer succession and monitoring and advising on management’s succession planning for other executive officers. The Board’s goal is to have a long-term and continuing program for effective senior leadership development and succession. The Board is actively engaged in these endeavors and has a contingency plan in place for emergencies such as the departure, death or disability of the Chief Executive Officer or other executive officers.

The Chief Executive Officer and Chief Human Resources Officer report regularly to the Compensation Committee and the Board on succession planning and management development.

THE BOARD’S ROLE IN RISK OVERSIGHT

While risk management is primarily the responsibility of our management, the Board provides overall risk oversight focusing on the most significant risks facing the Company. The Board oversees the risk management processes that have been designed and are implemented by our executives to determine whether those processes are functioning as intended and are consistent with our business and strategy. The Board executes its oversight responsibility for risk management directly and through its committees. The Board’s role in risk oversight has not affected its leadership structure.

We are exposed to a number of risks, including financial risks, operational risks and risks related to regulatory and legal compliance. The Audit Committee is specifically tasked with reviewing with management, our internal audit function, our independent auditors and our Chief Compliance Officer, as appropriate, our compliance with legal and regulatory requirements and any related compliance policies and programs as well as reviewing our financial and risk management policies. The Audit Committee also has oversight of our enterprise risk management program (ERM), which is our annual comprehensive assessment of key risks related to finance, operations and management information systems, including those related to cybersecurity. On a quarterly basis, our ERM team reviews with senior management and the Audit Committee our risk profile and our progress on the related risk mitigation action plans. Annually, our internal audit function also develops a risk-based internal audit plan utilizing the ERM consolidated risk profile. The Company consults with external advisors, as necessary, to identify and understand emerging risks for the Company. The ERM process is the responsibility of the Company’s Chief Financial Officer.

As part of the Audit Committee’s oversight of cybersecurity matters, they receive quarterly updates from our Chief Information Officer and Chief Information Security Officer on matters impacting the Company, emerging issues and the results of external assessments. Members of our management who have responsibility for designing and implementing our risk management processes around other areas of the business also regularly meet with the Audit Committee. Additionally, the Nominating and Corporate Governance Committee is tasked with overseeing our environmental and corporate responsibility efforts and any related risks. The Board’s other committees oversee risks associated with their respective areas of responsibility.

The full Board considers specific risk topics, including risk-related issues pertaining to laws and regulations enforced by the United States and foreign government regulators and risks associated with our business plan and capital structure. In addition, the Board receives reports from members of our management that include discussions of the risks and exposures involved with their respective areas of responsibility, and the Board is routinely informed of developments that could affect our risk profile or other aspects of our business.

24 2025 Proxy Statement

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

Nasdaq listing standards and our Corporate Governance Guidelines, the latter of which are available on our website as described above, require that the Board be comprised of a majority of directors who qualify as independent directors under applicable Nasdaq rules. The Board has determined that each of Stephen C. Gray, Scott H. Hughes, L. William Krause, Joanne M. Maguire, Thomas J. Manning, Patrick R. McCarter, Derrick A. Roman, and Timothy T. Yates, is independent under applicable Nasdaq rules. The Board has determined that Charles L. Treadway and Claudius E. Watts IV are not independent.

NOMINATIONS FOR DIRECTORS

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. A stockholder who wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should send such recommendation to our Corporate Secretary at CommScope Holding Company, Inc., 3642 E. US Highway 70, Claremont, North Carolina 28610, who will then forward it to the committee. Any such recommendation should include a description of the candidate’s qualifications for board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder who wishes to nominate an individual as a candidate for election, rather than recommend the individual to the Nominating and Corporate Governance Committee as a nominee, must comply with the advance notice requirements set forth in our Bylaws. See “Stockholder Proposals for the Company’s 2026 Annual Meeting” in this Proxy Statement for more information on these procedures.

The Nominating and Corporate Governance Committee will consider and evaluate persons recommended by stockholders in the same manner as it considers and evaluates other potential directors. With respect to the directors to be elected by the holders of shares of Series A Convertible Preferred Stock, such nominees are required to have been designated by Carlyle pursuant to the Investment Agreement.

DIRECTORS’ QUALIFICATIONS

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and recommending to the Board of Directors those candidates to be nominated for election. Our Corporate Governance Guidelines, which are available on our website as described above, set forth criteria that the Nominating and Corporate Governance Committee must consider when evaluating a director candidate for membership on the Board of Directors. These criteria are as follows:

•
Integrity: reputation for integrity, honesty and adherence to high ethical standards;
•
Sound business judgment: demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to our current and long-term objectives and a willingness to contribute positively to the decision-making process;
•
Ability and willingness to commit sufficient time to the Board: commitment to understand us and our industry and to regularly attend and participate in meetings of the Board of Directors and its committees; and
•
Ethics and independence: ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the overall best interests of all stakeholders.

The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for any prospective nominee.

Our Corporate Governance Guidelines also require the Nominating and Corporate Governance Committee to (i) consider the mix of backgrounds and qualifications of the directors in order to assure that the Board of Directors has the necessary experience, knowledge and abilities to perform its responsibilities effectively, and (ii) consider the value of diversity on the Board of Directors, including diversity of experience, thoughts, gender, race, ethnicity, age and background.

2025 Proxy Statement 25

CORPORATE GOVERNANCE

BOARD COMPOSITION

The number of members on our Board of Directors may be modified from time to time exclusively by resolution of our Board of Directors. Our Board of Directors currently consists of ten members. Claudius E. Watts IV was appointed Chairman of the Board of Directors in October 2020, and Timothy T. Yates has served as the Lead Independent Director since 2020.

As of April 4, 2019, per the Investment Agreement between Carlyle and CommScope, Carlyle has the right to designate two directors to our Board, each to serve a one-year term. Messrs. Hughes and McCarter are nominees designated by Carlyle and recommended by the Board for election in 2025 with terms expiring at the 2026 Annual Meeting of Stockholders. The directors designated by Carlyle will be voted on by the holders of Series A Convertible Preferred Stock as a single class at each annual meeting until certain beneficial ownership conditions are no longer met as detailed in the Investment Agreement.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy their oversight responsibilities effectively in light of our business and structure, the Board of Directors focused primarily on each person’s background and experience as reflected in the information discussed in each of the director’s individual biographies. See Proposals No. 1 and No. 2: Election of Directors. We believe that our directors provide an appropriate diversity of experience and skills relevant to the size and nature of our business.

BOARD AND COMMITTEE EVALUATIONS

Each year, our Nominating and Corporate Governance Committee oversees self-evaluations of the Board and each of the committees to assess the qualifications, attributes, skills and experience represented on the Board; to assess their effectiveness and adherence to our Corporate Governance Guidelines and committee charters; and to identify opportunities to improve Board and committee performance. Periodically, the Board also engages outside counsel to assist with the director self-assessment process, including performing candid one-on-one confidential interviews with directors and presenting their findings to the Board.

BOARD MEETINGS, ATTENDANCE AND EXECUTIVE SESSIONS

The Board meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend meetings of the Board and its committees to report on and discuss their areas of responsibility. Directors are expected to attend Board meetings and meetings of committees on which they serve. In addition, all directors are encouraged, but not required, to attend our annual stockholder meeting. In 2024, all directors attended our virtual annual stockholder meeting. Directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. In 2024, the Board held fifteen meetings and committees of the Board held a total of 16 meetings. All directors attended 80% or more of the meetings of the Board and committees on which they served.

In general, the Board reserves time following each regularly scheduled meeting to allow the independent directors to meet in executive session.

BOARD COMMITTEES

Our Board of Directors oversees the management of our business and affairs as provided by Delaware law, and conducts its business through meetings of the Board of Directors and three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In addition, from time to time, other committees may be established under the direction of the Board of Directors when necessary or advisable to address specific issues.

Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a charter that was approved by our Board of Directors. Each of these charters is available on our investor relations website at http://ir.commscope.com.

26 2025 Proxy Statement

CORPORATE GOVERNANCE

Committee	Primary Responsibilities
Audit(1) Members: Messrs. Roman (Chair), Manning and Yates Number of Meetings in 2024: 5
•
Assists the Board of Directors in its oversight of (i) our accounting and financial reporting processes and other internal control processes, (ii) the audits and integrity of our financial statements, and (iii) our compliance with legal and regulatory requirements.
•
Approves the independent registered public accounting firm’s appointment, compensation and retention and provides oversight of such firm’s work, as well as annually assesses such firm’s qualifications and independence.
•
Considers and reviews the adequacy and effectiveness of our internal controls over financial reporting and any related significant findings of our independent auditor and internal audit.
•
Reviews our Code of Ethics, recommends changes and reviews and assesses any violations.
•
Reviews and approves any proposed related person transactions.
•
Oversees overall risk management profile and policies with respect to risk assessment and risk management, including oversight of the ERM program.
•
Reviews treasury financial risk management policies, including approval of decisions to enter swaps or other derivatives.
•
Reviews cybersecurity risk assessments from management including assessments of the overall threat landscape, steps management has taken to monitor or mitigate its risk exposure and related strategies and investments.
•
Oversees sustainability disclosures in the Company’s financial reports.

Compensation(2) Members: Messrs. Gray (Chair), Hughes and Krause Number of Meetings in 2024: 7
•
Reviews and approves the compensation philosophy and all forms of compensation and benefits provided to our Chief Executive Officer.
•
Reviews and approves all forms of compensation and benefits provided to our other executive officers.
•
Reviews and oversees the administration of our equity incentive plans.
•
Engages independent compensation advisors to provide advice regarding our executive compensation program and director compensation.
•
Reviews and approves talent management development and succession plans for the Chief Executive Officer.
•
Oversees the human capital management strategy and related policies.

Nominating and Corporate Governance(3) Members: Ms. Maguire (Chair) and Messrs. Krause, McCarter and Roman Number of Meetings in 2024: 4
•
Identifies, screens and recommends candidates to the Board of Directors for election to our Board of Directors.
•
Reviews the composition of the Board of Directors and its committees.
•
Reviews and determines appropriate Board leadership structure.
•
Develops and recommends appropriate Corporate Governance Guidelines and oversees compliance with the Guidelines.
•
Oversees environmental and governance policies and practices.
•
Oversees annual Board evaluation process.

(1)
The Board of Directors has determined that each member of the Audit Committee is an “audit committee financial expert,” as such term is defined under the applicable regulations of the Commission and has the requisite accounting or related financial management expertise and financial sophistication under the applicable rules and regulations of Nasdaq. The Board of Directors has also determined that each member of the Audit Committee is independent under Rule 10A-3 under the Securities Exchange Act of 1934 (Exchange Act) and the enhanced independence standards for audit committee members as defined in the rules of Nasdaq and the Commission. All members of the Audit Committee can read and understand fundamental financial statements, are familiar with finance and accounting practices and principles, and are financially literate.

2025 Proxy Statement 27

CORPORATE GOVERNANCE

(2)
The Compensation Committee’s processes for fulfilling its responsibilities and duties with respect to executive compensation and the role of executive officers and management in the compensation process are each described under the heading “Determination of Compensation Awards” in this Proxy Statement. The Board of Directors has determined that each member of the Compensation Committee satisfies the enhanced independence standards for compensation committee members, as defined in the rules of Nasdaq and the Commission.
(3)
The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined in the Nasdaq rules.

STOCKHOLDER COMMUNICATION WITH BOARD OF DIRECTORS

Stockholders may send written communications to the Board of Directors, or any of the individual directors, c/o our Corporate Secretary at CommScope Holding Company, Inc., 3642 E. US Highway 70, Claremont, North Carolina 28610. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board of Directors or the individual directors, as applicable, on a periodic basis.

DIRECTOR COMPENSATION

Our Compensation Committee has the primary authority to determine and approve the compensation of our non-employee directors. When considering and approving changes to the level and composition of the directors’ compensation, the Compensation Committee considers input from its independent compensation consultant and market data from peer companies.

Directors who are employees of the Company or its affiliates (including Carlyle) receive no additional compensation for their service on our Board of Directors or its committees. Non-employee directors are each paid a basic cash retainer per year for service on our Board of Directors, payable quarterly, plus an additional amount for serving as a chair or member of a committee. The Lead Independent Director receives an additional cash retainer annually. We also reimburse non-employee directors for reasonable out-of-pocket expenses in the performance of their duties as directors. Non-employee directors receive equity-based awards in the form of RSUs at the time of their election to our Board of Directors. In addition, in prior years our non-employee directors received an annual grant of RSUs on the date of the annual stockholders’ meeting that would vest on the date of the next annual meeting or, if earlier, the first anniversary of the grant date. If a director joins the Board or changes roles between stockholders’ meetings, the director fees and stock retainer are prorated.

The overall retainer amounts for 2024 remained unchanged from the prior year. However, in 2024, in order to maintain a sustainable equity burn rate profile and to manage the availability of the share reserve in our 2019 Long-Term Incentive Plan, each non-employee director received a cash award of $200,000 in lieu of the normal RSU award.

The following tables summarize our non-employee director compensation for 2024:

Annual Non-Employee Director Compensation

Basic Cash Retainer	$90,000
Supplemental Cash Retainers:
Lead Independent Director	$30,000
Audit Committee Chair(1)	$30,000
Audit Committee Member	$15,000
Compensation Committee Chair(1)	$20,000
Compensation Committee Member	$10,000
Nominating and Corporate Governance Committee Chair(1)	$15,000
Nominating and Corporate Governance Committee Member	$10,000
Annual Stock Retainer(2)	$200,000

(1)
Amount includes both the supplemental cash retainer for serving as the committee chair and the supplemental cash retainer for serving as a member of such committee.
(2)
The number of RSUs granted as the annual stock retainer is determined based upon the closing price of our common stock on the grant date. As noted above, in 2024, in lieu of the normal RSU award, non-employee directors received a cash award of $200,000.

28 2025 Proxy Statement

CORPORATE GOVERNANCE

Employment Agreement with Mr. Watts

Mr. Watts is the Chairman of the Board and an employee of the Company, and we are party to an employment agreement with him. His agreement had an initial one-year term, and automatically renews for an additional one-year period each year, unless either party gives 60 days written notice of non-renewal. Mr. Watts receives a salary equal to $620,400 and is eligible to participate in the Company’s employee benefit programs, but he does not receive annual incentive awards under the AIP.

In connection with his employment, in 2024, Mr. Watts received 260,000 RSUs that vest annually over three years beginning on June 1, 2025, subject to Mr. Watts’ continued service. In addition, in 2024, Mr. Watts received a cash incentive award similar to the cash incentive awards granted to Mr. Treadway and Mr. Lorentzen. Pursuant to this award, Mr. Watts is eligible to earn an amount equal to 0.0667% of the financial benefits to the Company derived from the successful execution of certain corporate and strategic initiatives in 2024. The final amount of the cash incentive award, as determined by the Compensation Committee, will be paid in three equal installments in March 2025, September 2025, and March 2026, conditioned on Mr. Watts' continuous employment with the Company through such dates; provided that, in the event of Mr. Watts' death or his employment is terminated by the Company other than for “cause” (as defined in the Agreement) after the 2024 Performance Year, any earned but unpaid portion of the award will be paid to Mr. Watts (or his estate, as the case may be) in a single lump sum within sixty days following such event (or such later times as provided in the Agreement), conditioned upon his execution and non-revocation of a release of claims within forty-five days following his termination date. Mr. Watts' target cash incentive award value was $2.40 million. In February 2025, our Compensation Committee evaluated our performance against the goals and approved an earned amount for Mr. Watts of $2.01 million, which will be paid in three equal installments in March 2025, September 2025, and March 2026 subject to his continued service through the payment date.

Pursuant to Mr. Watts’ employment agreement, in the event Mr. Watts’ employment is terminated by the Company for any reason other than for cause or disability or by Mr. Watts for good reason, in each case regardless of whether a change in control has occurred, Mr. Watts will be entitled to receive his accrued compensation and each of the following:

•
severance pay equal to twelve months’ base salary, payable in equal monthly installments over twelve months, or two years’ base salary if such termination occurs within twenty-four months following a change in control, payable in a lump sum; and
•
a cash payment equal to the cost we would have incurred had he continued group medical, dental, vision and/or prescription drug benefit coverage for himself and his eligible dependents for twelve months, payable in periodic installments in accordance with our payroll practice.

For purposes of Mr. Watts’ agreement, “good reason” includes a material reduction in base salary, a change in his title or position as Chairman, any requirement to permanently relocate to the Company’s headquarters, or a material breach of the agreement.

If Mr. Watts’ employment is terminated by the Company for cause or disability, by reason of his death or by Mr. Watts other than for good reason, we will pay to Mr. Watts his accrued compensation.

2025 Proxy Statement 29

CORPORATE GOVERNANCE

DIRECTOR COMPENSATION TABLE FOR 2024

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	All Other Compensation ($)(2)	Total ($)

Claudius E. Watts IV (Chair)	—	—	3,199,845	3,199,845
Stephen C. Gray	310,000	—	—	310,000
Scott H. Hughes(3)	—	—	—	—
L. William Krause	310,000	—	—	310,000
Joanne M. Maguire	305,000		—	305,000
Thomas J. Manning	305,000	—	—	305,000
Patrick R. McCarter(3)	—	—	—	—
Derrick A. Roman	325,000	—	—	325,000
Timothy T. Yates	335,000	—	—	335,000

(1)
In 2024, in order to manage the share usage in our 2019 Long-Term Incentive Plan, each non-employee director received a cash award of $200,000 in lieu of their normal RSU award.
(2)
Mr. Watts is employed by the Company and did not receive compensation for his service as a director in 2024. Amounts paid in 2024 are related to Mr. Watts’ 2024 employment, including $620,400 in salary, a $20,700 company contribution to the 401(k) plan, and a $594 life insurance premium. Also included is the $2.01 million cash incentive payment earned in 2024, which will be paid in equal installments in March 2025, September 2025, and March 2026, conditioned on Mr. Watts' continuous employment with the Company through such date. Also included is the $348,231 grant date fair value of Mr. Watts’ 260,000 RSUs which were granted to him in 2024 in connection with his service as an employee of the Company. The fair value of these awards was computed in accordance with FASB ASC Topic 718. Mr. Watts’ RSUs were granted on March 1, 2024 and June 1, 2024 and vest subject to his continued service annually over three years beginning on June 1, 2025. As of December 31, 2024, ~~i~~n addition to these 2024 RSUs, Mr. Watts held 32,759 RSUs pursuant to the eligible vesting of 47,000 Core Adjusted EBITDA PSUs granted in 2022 and 31,400 TSR PSUs granted in 2022 as well as 55,000 Core Adjusted EBITDA PSUs and 36,700 TSR PSUs granted to him in 2023. The 2022 Core Adjusted EBITDA PSUs were based on cumulative Core Adjusted EBITDA for the 2022-2024 fiscal years (including OWN and DAS), making 69.7% of the granted PSUs eligible for vesting on June 1, 2025. The 2023 Core Adjusted EBITDA PSUs are eligible to vest based upon an achievement of cumulative Core Adjusted EBITDA goals for the three-year period covering fiscal years 2023, 2024 and 2025. The TSR PSUs were granted in 2022 and 2023 vest on June 1, 2025 and June 1, 2026, respectively, based on the achievement of goals relating to our TSR ranking relative to the TSR for the companies, other than the Company, comprising the S&P 500 over a three-year period from March 1, 2022 through February 28, 2025 for the 2022 grant and March 1, 2023 through February 28, 2026 for the 2023 grant. In February 2024, the Committee modified the performance targets for the 2022 Core Adjusted EBITDA PSUs and the 2023 Core Adjusted EBITDA PSUs. Refer to "Modification of Performance-Based Equity Awards" on page 51 for more details on this modification. The amounts included in the All Other Compensation column include, in addition to the grant date value of the awards granted in 2024, the incremental fair values resulting from the equity modifications of $199,920.
(3)
Mr. Hughes and Mr. McCarter, as directors designated by Carlyle, did not receive director compensation from the Company.

DIRECTOR STOCK OWNERSHIP GUIDELINES

We maintain stock ownership guidelines for the non-employee members of our Board of Directors and our executive officers. These guidelines were established to align with industry practice and to affirm to stockholders that our directors and executives have a meaningful long-term equity position in the Company and a longer-term view of its performance. Pursuant to our stock ownership guidelines, which were based on market and peer group data and were adopted following consultation with the Compensation Committee’s independent compensation consultant, each of our non-employee directors are expected to own either (i) shares having a value equal to five times their base cash retainer (excluding committee fees) or (ii) an aggregate of 100,000 shares.

The value of a non-employee director’s stock ownership is measured as of December 31 of each year by reference to the thirty day average closing price of our stock on the Nasdaq Stock Market and using each individual’s base retainer then in effect.

Current and new non-employee directors who are subject to these guidelines are expected to satisfy them by the end of the calendar year following the fifth anniversary of the date that he or she becomes subject to the guidelines and to hold at least such minimum value in shares of our common stock or RSUs for so long as applicable. All of our non-employee directors have met or are on track to meet their ownership requirements within the applicable five-year period. See the “Stock Ownership Guidelines” section for information on the guidelines for our executives.

30 2025 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PERSON

TRANSACTIONS

Our Board has adopted a written statement of policy for the evaluation of and the approval, disapproval and monitoring of transactions involving us and “related persons.” For the purposes of the policy, “related persons” will include our executive officers, directors and director nominees and their immediate family members, or stockholders owning five percent or more of our outstanding common stock and their immediate family members.

The policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest. Pursuant to this policy, our management will present to our Audit Committee each proposed related person transaction, including all relevant facts and circumstances relating thereto. Our Audit Committee will then:

•
review the relevant facts and circumstances of each related person transaction, including the financial terms of such transaction, the benefits to us, the availability of other sources for comparable products or services, if the transaction is on terms no less favorable to us than those that could be obtained in arm’s-length dealings with an unrelated third party or employees generally and the extent of the related person’s interest in the transaction; and
•
consider the impact on the independence of any independent director and the actual or apparent conflicts of interest.

Any related person transaction may only be consummated if our Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Certain types of transactions have been pre-approved by our Audit Committee under the policy. These pre-approved transactions include:

•
certain employment and compensation arrangements;
•
transactions where the related person’s interest is only as an employee (other than an executive officer), director or owner of less than ten percent (10%) of the equity in another entity;
•
transactions where the related person is an executive officer of another company and the aggregate amount involved does not exceed the greater of $200,000 or five percent (5%) of the total annual revenues of the other company;
•
charitable contributions to an organization, foundation or university at which the related person’s only relationship is as an employee, trustee or director, if the contribution is made pursuant to the Company’s policies and approved by someone other than the related person;
•
transactions where the interest of the related person arises solely from the ownership of a class of equity securities in the Company where all holders of such class of equity securities will receive the same benefit on a pro rata basis;
•
transactions determined by competitive bids;
•
certain regulated transactions involving the rendering of services at rates or charges fixed by law or governmental authority; and
•
certain transactions involving banking-related services such as services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

No director may participate in the approval of a related person transaction for which he or she, or any of his or her immediate family members, is a related person.
2025 Proxy Statement 31

CERTAIN RELATIONSHIPS

INVESTMENT AGREEMENT

On April 4, 2019, the Company issued 1,000,000 shares of Series A Convertible Preferred Stock to Carlyle for an aggregate purchase price of $1.0 billion, or $1,000 per share, pursuant to the Investment Agreement between the Company and Carlyle, dated November 8, 2018.

The Series A Convertible Preferred Stock ranks senior to the shares of the Company’s common stock with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. Holders of Series A Convertible Preferred Stock are entitled to a cumulative dividend at the rate of 5.5% per annum, payable quarterly in arrears. Dividends can be paid in cash, in kind with Series A Convertible Preferred Stock or any combination of the two options at the Company’s sole discretion. During 2024, we paid Carlyle dividends in-kind of $65.2 million (in the form of 65,243 additional shares of Series A Convertible Preferred Stock) for the Series A Convertible Preferred Stock.

The Series A Convertible Preferred Stock is convertible at the option of the holders at any time into shares of CommScope common stock at a conversion rate of 36.36 shares of common stock per share of Series A Convertible Preferred Stock (equivalent to $27.50 per common share). The conversion rate is subject to customary anti-dilution and other adjustments. At any time after the third anniversary of the issuance of the Series A Convertible Preferred Stock, if the volume weighted average price of CommScope’s common stock exceeds the mandatory conversion price of $49.50 for at least thirty trading days in any period of forty-five consecutive trading days (including the final five consecutive trading days of such forty-five day trading period), the Company has the option to convert all of the outstanding shares of Series A Convertible Preferred Stock into CommScope common stock. During the three months following the eight and one-half year anniversary of the Investment Agreement closing date and the three months following each anniversary thereafter, holders of the Series A Convertible Preferred Stock will have the right to require CommScope to redeem all or any portion of the Series A Convertible Preferred Stock at 100% liquidation preference plus all accrued and unpaid dividends. The redemption price is payable, at the Company’s option, in cash or a combination of cash and common stock subject to certain restrictions. Upon the occurrence of a change of control, the Company will have the right, subject to the rights of the holders of outstanding shares of Series A Convertible Preferred Stock to convert prior to such redemption, to redeem all of the Series A Convertible Preferred Stock for the greater of (i) an amount in cash equal to the sum of the liquidation preference of the Series A Convertible Preferred Stock, all accrued but unpaid dividends and, if the applicable redemption date is prior to the fifth anniversary of the first dividend payment date, the present value, discounted at a rate of 10%, of any remaining scheduled dividends through the five-year anniversary of the first dividend payment date, assuming CommScope chose to pay such dividends in cash and (ii) the consideration the holders would have received if they had converted their shares of Series A Convertible Preferred Stock into common stock immediately prior to the change of control event.

Holders of Series A Convertible Preferred Stock are entitled to vote with the holders of common stock on an as-converted basis, voting together as a single class. Holders of Series A Convertible Preferred Stock are entitled to a separate class vote with respect to amendments to the Company’s organizational documents that have an adverse effect on the Series A Convertible Preferred Stock and the creation or classification of, or issuances by, the Company of securities that are senior to, or equal in priority with, the Series A Convertible Preferred Stock. So long as Carlyle or its affiliates beneficially own shares of Series A Convertible Preferred Stock and/or shares of common stock issued upon conversion of Series A Convertible Preferred Stock (Conversion Common Stock) that represent, in the aggregate and on an as-converted basis, at least 50% of Carlyle’s initial shares of Series A Convertible Preferred Stock on an as-converted basis, Carlyle has the right to designate two directors to be nominated by the Board for election to the Board. Until Carlyle no longer has the right to designate directors for election to the Board, it and its affiliates have committed to vote all of their shares of Series A Convertible Preferred Stock and/or common stock (i) in favor of director nominees recommended by the Board, (ii) against stockholder director nominees not approved and recommended by the Board, (iii) in favor of the Company’s say-on-pay proposal and other equity compensation proposals that have been approved by the Compensation Committee and (iv) in favor of the Company’s proposal for ratification of the appointment of the Company’s independent registered public accounting firm. Regarding all other matters submitted to the vote of stockholders, Carlyle and its affiliates are under no obligation to vote in the same manner as recommended by the Board or otherwise.

32 2025 Proxy Statement

CERTAIN RELATIONSHIPS

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and certain of our officers. These indemnification agreements provide the directors and officers with contractual rights to indemnification and expense advancement which are, in some cases, broader than the specific indemnification provisions under Delaware law. We believe that these indemnification agreements are, in form and substance, substantially similar to those commonly entered into by similarly situated companies. A form of an indemnification agreement is filed as an exhibit to our Annual Report on Form 10-K.

2025 Proxy Statement 33

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers:

Name	Age	Position
Charles L. Treadway	59	President, Chief Executive Officer and Director
Kyle D. Lorentzen	59	Executive Vice President and Chief Financial Officer
Justin C. Choi	59	Senior Vice President, Chief Legal Officer and Secretary
Jennifer L. Crawford	44	Senior Vice President and Chief Accounting Officer
Bartolomeo A. Giordano	48	Senior Vice President & President, NICS
Robyn T. Mingle	59	Senior Vice President and Chief Human Resources Officer
Guy Sucharczuk	59	Senior Vice President & President, ANS
Koen ter Linde	51	Senior Vice President & President, CCS

Charles (Chuck) L. Treadway

Mr. Treadway was appointed as our President and Chief Executive Officer in October 2020. He also serves as a member of our Board of Directors. Mr. Treadway most recently served as an operating executive with The Carlyle Group in 2020 and Chief Executive Officer of Accudyne Industries, a global provider of precision-engineered, process-critical and technologically advanced pumps and flow control equipment, systems and high efficiency industrial compressors, from 2016 to 2020. Prior to joining Accudyne Industries, Mr. Treadway held various leadership positions at Thomas & Betts Corporation, a global leader in the design, manufacture and marketing of essential components used to manage the connection, distribution, transmission and reliability of electrical power in industrial, construction and utility applications, including President and Chief Executive Officer from 2012 to 2016, President and Chief Operating Officer from 2011 to 2012 and Group President of Electrical from 2009 to 2011. He previously served in several management and executive positions at Schneider Electric S.A., Prettl International, Inc. and Yale Security, Inc.

Kyle D. Lorentzen

Mr. Lorentzen became our Executive Vice President and Chief Financial Officer in November 2021. Prior to this role, Mr. Lorentzen served as our Senior Vice President and Chief Transformation Officer since joining CommScope in January 2021. Before joining CommScope, he served as Chief Financial Officer of Accudyne Industries from 2017 to 2020. From 2014 to 2017, Mr. Lorentzen was Chief Financial Officer and Executive Vice President of Express Energy Service. Earlier, Mr. Lorentzen held multiple roles with Constellium, including Chief Executive Officer of Constellium Ravenswood from 2011 to 2014. Throughout his career, Mr. Lorentzen has held numerous financial and managerial roles with companies such as Noranda Aluminum, Berry Plastics/Covalence Specialty Materials, Hexion Specialty Chemical, Inc., Borden Chemical, Inc., Dow Chemical, Sanachem, Hampshire Chemical Corp. and W.R. Grace.

Justin C. Choi

Mr. Choi became our Senior Vice President, Chief Legal Officer and Secretary in May 2021. Mr. Choi was Executive Vice President, General Counsel, Secretary and Chief Compliance Officer of Anixter International, Inc., a global distributor of communication, security, and cable products, from 2012 to 2020. Prior to that, Mr. Choi served as Senior Vice President, General Counsel and Secretary of Andrew Corporation, a global leader in the wireless infrastructure industry that was acquired by CommScope in 2007.

Jennifer L. Crawford

Ms. Crawford became our Senior Vice President and Chief Accounting Officer in April 2024. Ms. Crawford previously served as Segment CFO for the Company’s Connectivity & Cable Solutions segment from 2021 through April 2024. From 2018 to 2021, she served as Segment CFO for various other business segments of the Company. From 2014 to 2018, she served in the Company’s investor relations function.

34 2025 Proxy Statement

EXECUTIVE OFFICERS

Bartolomeo A. Giordano

Mr. Giordano became our Senior Vice President & President of the Networking, Intelligent Cellular and Security Solutions (NICS) segment in 2023. Prior to that he was general manager of the RUCKUS business unit from 2021 to 2023 and led the RUCKUS worldwide sales organization and product management from 2018 to 2021. Prior to RUCKUS, Mr. Giordano served in roles of increasing responsibility at Egnyte, an enterprise SaaS company and Marvell Semiconductor.

Robyn T. Mingle

Ms. Mingle became our Senior Vice President and Chief Human Resources Officer in 2016. Prior to joining CommScope, she was the Chief Human Resource Officer at Xylem Inc. from 2011 to 2015, where she was a founding executive team member for the global water company spin-off from ITT Corp. From 2003 to 2011, Ms. Mingle was the Senior Vice President, Human Resources at Hovnanian Enterprises, Inc., one of the nation’s largest homebuilders. She spent the first 14 years of her career with The Black & Decker Corporation in various human resources roles.

Guy Sucharczuk

Mr. Sucharczuk has been our Senior Vice President & President, Access Network Solutions, since 2022. Previously, he served as our Senior Vice President and General Manager, Access Technologies, from 2014 to 2021, which included predecessor companies ARRIS from 2016 to 2021 and Pace from 2014 to 2015. Prior to that, Mr. Sucharczuk founded and served as President and Chief Executive Officer of Aurora Networks from 1999 to 2013.

Koen ter Linde

Mr. ter Linde became our Senior Vice President & President, Connectivity & Cable Solutions in 2023. Previously, he served as our head of the Network Cable and Connectivity business, from 2021 to 2023 and as Chief Marketing Officer of the Company from 2020 to 2021. Koen ter Linde joined CommScope in 1996 and has held a variety of senior roles ranging in responsibility from product management, to sales, to business unit leadership – in both the enterprise and service provider organizations globally.

2025 Proxy Statement 35

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

The following tables set forth information with respect to the beneficial ownership of our common stock and Series A Convertible Preferred Stock as of March 12, 2025 by:

•
each of our NEOs;
•
each of our directors;
•
all our directors and executive officers as a group; and
•
each individual or entity known to own beneficially more than 5% of the capital stock.

We had 216,560,568 shares of common stock and 1,227,328 shares of Series A Convertible Preferred Stock outstanding as of March 12, 2025. None of the executive officers or directors named in the table below owned, beneficially or of record, any shares of the Company’s Series A Convertible Preferred Stock. The amounts and percentages of shares beneficially owned are reported based on Commission regulations governing the determination of beneficial ownership of securities. Under the Commission rules, an individual or entity is deemed to be a “beneficial” owner of a security if that individual or entity has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. An individual or entity is also deemed to be a beneficial owner of any securities of which that individual or entity has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing the ownership percentage of any other individual or entity. Under these rules, more than one individual or entity may be deemed to be a beneficial owner of securities as to which such individual or entity has no economic interest. Except as otherwise indicated in the footnotes to the table below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the shares of capital stock, and the business address of each such beneficial owner, unless otherwise noted, is c/o CommScope Holding Company, Inc., 3642 E. US Highway 70, Claremont, North Carolina 28610.

Name of Beneficial Owner	Common Stock	Options to Purchase Common Stock(1)	RSUs(2)	PSUs(3)	Total Shares of Common Stock Beneficially Owned	Percentage of Class

Executive Officers and Directors:

Charles L. Treadway President, Chief Executive Officer and Director	1,483,438	—	—	—	1,483,438	*

Kyle D. Lorentzen Executive VP and Chief Financial Officer	324,286	—	—	—	324,286	*

Justin C. Choi Senior VP, Chief Legal Officer and Secretary	202,740	—	—	—	202,740	*

Farid Firouzbakht Former Senior VP & President, OWN	—	61,320	—	—	61,320	*

Koen ter Linde Senior VP & President, CCS	130,333	32,050	—	—	162,383	*

36 2025 Proxy Statement

BENEFICIAL OWNERSHIP

Name of Beneficial Owner	Common Stock		Options to Purchase Common Stock(1)	RSUs(2)	PSUs(3)	Total Shares of Common Stock Beneficially Owned	Percentage of Class

Claudius E. Watts IV Chairman of the Board	761,895	(4)	—	—	—	761,895	*

Stephen C. Gray Director	120,748		—	—	—	120,748	*

Scott H. Hughes Director	—		—	—	—	—	*

L. William Krause Director	320,000		—	—	—	320,000	*

Joanne M. Maguire Director	118,493		—	—	—	118,493	*

Thomas J. Manning Director	120,990		—	—	—	120,990	*

Patrick R. McCarter Director	—		—	—	—	—	*

Derrick A. Roman Director	83,102		—	—	—	83,102	*

Timothy T. Yates Director	225,751		—	—	—	225,751	*

Directors and executive officers as a group (18 persons)	4,214,811		282,710	—	—	4,497,521	2.1%

* Denotes less than 1%

(1)
Includes options to purchase shares of common stock that are currently exercisable or will become exercisable within 60 days of March 12, 2025.
(2)
Includes RSUs that will vest and become exercisable within 60 days of March 12, 2025.
(3)
Includes PSUs that will vest and become exercisable within 60 days of March 12, 2025.
(4)
Includes 10,000 shares held in the Watts Family Foundation.

Note: Fractional shares have been rounded to the nearest whole share.

	Common Stock		Series A Convertible Preferred Stock
Name and Address of Beneficial Owner	Total Number of Shares	Percentage of Class	Total Number of Shares	Percentage of Class

Large Stockholders:

The Carlyle Group Inc.(1) 1001 Pennsylvania Avenue, NW Washington, DC 20004			1,227,328	100.00%

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	23,038,548	10.6%

BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	20,952,549	9.7%

FPR Partners, LLC(4) 405 Howard Street, 2nd Floor San Francisco, CA 94105	13,355,407	6.2%

Ramya Rao(5) 1 Churchill Place London - E14 5HP	13,112,028	6.1%

The Charger Corporation(6) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	13,071,560	6.0%

2025 Proxy Statement 37

BENEFICIAL OWNERSHIP

(1)
According to a Schedule 13D/A filed jointly by The Carlyle Group Inc., Carlyle Holdings I GP Inc., Carlyle Holdings I GP Sub L.L.C., Carlyle Holdings I L.P., CG Subsidiary Holdings L.L.C., TC Group, L.L.C., TC Group Sub L.P., TC Group VII S1, L.L.C., TC Group VII S1, L.P., and Carlyle Partners VII S1 Holdings, L.P. (Carlyle Partners VII) on January 3, 2024, and including dividends paid in kind. As of March 12, 2025, the shares of Series A Convertible Preferred Stock held by Carlyle Partners VII were convertible into 44,630,064 shares of common stock.
(2)
According to a Schedule 13G/A filed by The Vanguard Group on September 10, 2024, reporting beneficial ownership of our common stock as of August 30, 2024. The Vanguard Group has shared voting power with respect to 439,493 of the shares, sole dispositive power with respect to 22,517,845 of the shares, and shared dispositive power over 520,703 of the shares.
(3)
According to a Schedule 13G/A filed on February 5, 2025 by BlackRock, Inc., reporting beneficial ownership of our common stock as of December 31, 2024. According to the Schedule 13G/A, BlackRock, Inc. is a parent holding company or control person with the sole power to vote or to direct the vote of 20,380,283 of the shares listed in the table and sole power to dispose or direct the disposition of 20,952,549 of the shares. The shares listed in the table are beneficially owned by the following subsidiaries of BlackRock, Inc.: BlackRock Life Limited; Aperio Group, LLC; BlackRock Advisors, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; SpiderRock Advisors, LLC; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Fund Advisors; and BlackRock Fund Managers Ltd.
(4)
According to a Schedule 13G/A filed jointly by FPR Partners, LLC, Andrew Raab, Bob Peck and FPR Partners, LP on November 14. 2024, reporting beneficial ownership of our common stock as of September 30, 2024. According to the Schedule 13G/A, the reported shares are held directly by certain limited partnerships, including FPR Partners, LP. FPR Partners, LLC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, may be deemed to have beneficial ownership of 13,355,407 shares of our common stock through the investment discretion it exercises over its clients’ accounts. Andrew Raab and Bob Peck are the Senior Managing Members of FPR Partners, LLC. FPR Partners, LLC has the sole voting and dispositive power, and Andrew Raab and Bob Peck each have shared voting and dispositive power, over 13,355,407 shares reported on the Schedule 13G/A. FPR Partners, LP has shared voting and dispositive power over 7,944,933 shares reported on the Schedule 13G/A.
(5)
According to a Schedule 13G filed by Ramya Rao on February 7, 2025, reporting beneficial ownership of our common stock as of December 31, 2024. Ramya Rao is a parent holding company or control person with the sole voting and dispositive power over 11,809,818 shares and reported shared voting and dispositive power over 1,302,210 shares on the Schedule 13G. . The shares listed in the table are beneficially owned by the following: Barclays Bank PLC, Barclays Capital Inc, and Barclays Capital Securities Ltd.
(6)
According to a Schedule 13G filed jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. on January 10, 2024, reporting beneficial ownership of our common stock as of December 31, 2023. The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold the shares listed in the table. First Trust Advisors L.P., an affiliate of First Trust Portfolios L.P., acts as portfolio supervisor of the unit investment trusts sponsored by First Trust Portfolios L.P., certain of which hold the shares listed in the table. The Charger Corporation and First Trust Advisors L.P. reported shared voting and dispositive power over 13,071,560 shares reported on the Schedule 13G. Each of The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. disclaims beneficial ownership of the shares listed in the table.

38 2025 Proxy Statement

EXECUTIVE COMPENSATION

PROPOSAL No. 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and related rules promulgated by the Commission, our stockholders have an opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of our NEOs as described in this Proxy Statement. This proposal is commonly referred to as a “say-on-pay” proposal. This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. As required by these rules, the Board invites you to review carefully the Compensation Discussion and Analysis and the tabular and other disclosures on compensation under Executive Compensation and cast a vote on the Company’s executive compensation programs through the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement.”

As discussed in the Compensation Discussion and Analysis, the Board of Directors believes that the Company’s long-term success depends in large measure on the talents of our employees. The Company’s compensation system plays a significant role in our ability to attract, retain and motivate the highest quality workforce. The Board of Directors believes that its current compensation program directly links executive compensation to performance, aligning the interests of the Company’s executive officers with those of the stockholders.

Pursuant to Section 14A of the Exchange Act, this vote is advisory and will not be binding on the Company or the Compensation Committee. While the vote does not bind the Compensation Committee to any particular action, the Compensation Committee and the Board of Directors value the input of the stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

The Company strongly encourages all stockholders to vote on this matter. Currently, say-on-pay votes are held by the Company annually. The next stockholder advisory vote on say-on-pay is expected to occur at the 2026 Annual Meeting of Stockholders.

The Board of Directors recommends a vote “FOR” Proposal No. 3, to approve an advisory (non-binding) resolution regarding the compensation of the Company’s NEOs.

2025 Proxy Statement 39

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (CD&A) describes our compensation philosophy, process, plans and practices for the Named Executive Officers (NEOs). Our executive compensation program is intended to incent and reward our leadership to produce financial results that our Compensation Committee believes align with the interests of our stockholders.

I. Executive Summary

NAMED EXECUTIVE OFFICERS

NEOs for 2024, whose compensation is discussed in this CD&A, are as follows:

Name	Title

Charles L. Treadway	President and Chief Executive Officer (principal executive officer)

Kyle D. Lorentzen	Executive Vice President and Chief Financial Officer (principal financial officer)

Justin C. Choi	Senior Vice President, Chief Legal Officer and Secretary

Farid Firouzbakht(1)	Former Senior Vice President and President, OWN

Koen ter Linde	Senior Vice President and President, CCS
(1)
Mr. Firouzbakht's employment ended on January 31, 2025, following the sale of our OWN segment.

2024 BUSINESS RESULTS

Since 2021, we have pursued a strategic transformation initiative referred to as CommScope NEXT, which is designed to drive shareholder value through three pillars: profitable growth, operational efficiency and portfolio optimization. We believe these efforts are critical to making us more competitive and better positioned to invest in growth, de-leverage our indebtedness and maximize stockholder and other stakeholder value over the long term.

CommScope NEXT has generated positive impacts on net sales, profitability and cash flow from our execution on pricing initiatives, capacity expansion and operational efficiencies. In 2024, we experienced headwinds characterized by a slowdown in spending by our customers, due to inventory destocking and project delays. Nevertheless, we continued to execute under CommScope NEXT to improve our profitability and cash flows by driving operational efficiencies and focusing on portfolio optimization that should enable us take advantage of the market recovery we now see taking shape.

As we navigated challenging market conditions early in the year, we continued to focus on what we could control and ended the year in a better position than we started. Some of our businesses have recovered more quickly than others, but we have reason to believe our current position in the overall market is strong, and we are confident CommScope NEXT will continue to empower us to be more competitive and to invest in growth to maximize stakeholder value in the future, particularly in the fast-growing cloud and hyperscale data center space, where our recently increased fiber production capacity puts us in an excellent position to gain market share and grow revenue in 2025.

The following are notable achievements during the year:

•
Generated Adjusted EBITDA (including OWN and DAS) of $1.1B, exceeding our Board approved target by 12%
•
Realized significant revenue growth in our CCS business, due to expanding our data center business by 73%, resulting in a 55% improvement in Adjusted EBITDA year-over-year
•
Entered into a definitive agreement to sell our OWN business segment and the DAS business unit of our NICS business segment to Amphenol
•
Completed a strategic refinancing transaction to significantly strengthen our capital structure

40 2025 Proxy Statement

EXECUTIVE COMPENSATION

In addition to the above achievements, the closing price of our common stock increased 84.8% during the year, from $2.82 on December 29, 2023 to a closing price of $5.21 on December 31, 2024. We move forward with the flexibility to focus on our core businesses and invest in the technology and products to better deliver for our customers, and capitalize as the telecom industry recovers in the coming quarters. We will continue to explore opportunities to leverage the significant flexibility available under our credit agreements to further reinforce our capital structure as market conditions evolve.

Comments on Financial Disclosures

As a result of the announcement of the sale of the OWN segment and DAS business unit, CommScope began analyzing the financial results of our revised “Core” business, which now includes CCS, Core NICS and ANS.

We determined the anticipated sale of our OWN segment and DAS business unit met the “held for sale” and “discontinued operations” criteria in accordance with accounting guidance in the third quarter of 2024. Therefore, for all periods presented, our financial results have been recast to reflect the discontinuation of our OWN segment and DAS business unit.

The results of our recast continuing operations do not align with our historical “Core” profitability measures, which excluded the OWN segment and DAS business unit, because our continuing operations results include general corporate costs that were previously allocated to the OWN segment and DAS business unit. These indirect costs are classified as continuing operations, since they were not directly attributable to the discontinued operations of the OWN segment and DAS business unit. In future years, these costs will be reallocated among our remaining business segments and are expected to be at least partially offset by income from our transition services agreement with Amphenol or eliminated with future restructuring actions.

2024 EXECUTIVE COMPENSATION HIGHLIGHTS

Background

2024 was a pivotal year for CommScope. We began the year with an ambitious roadmap for improving our balance sheet and positioning our Company for sustainable long-term growth. As part of this roadmap, our Board of Directors approved a plan to significantly reshape our business through the completion of a strategic transaction that would improve our cash position and reduce debt obligations. Our strategy was developed through a broad review of our long-term plan and accounted for macroeconomic factors impacting our business, including higher interest rates, inflation, and concerns about a global economic slow-down that softened demand for our products. These factors created headwinds for our Company and contributed to retention concerns for our executive team due to diminished values of outstanding equity awards and an expectation of no payouts for in-progress performance-based equity awards. These retention concerns were compounded by constraints impacting our ability to deliver competitive long-term incentive compensation due to our low stock price in early 2024 and an emphasis on maintaining a sustainable and competitive equity burn rate.

With this context in mind, and to effectively support our roadmap and the transformation of our business that would be necessary to achieve our goals, our Compensation Committee approved several changes to our executive compensation programs during fiscal 2024. These changes were intended to support the stability of our leadership team through a critical and challenging year and directly link the incentives of our executive team with the critical financial and strategic milestones that support long-term shareholder value creation.

Looking back, we believe that 2024 was a transformational year for CommScope, highlighted by the divestiture of our OWN segment and DAS business unit and significant deleveraging of our balance sheet. Our accomplishments were reflected in our stock price, which increased from $2.86 on January 2, 2024 to a closing price of $5.21 on December 31, 2024. Our Compensation Committee believes that the direct link between our NEOs' incentives and these strategic priorities was a critical factor in stabilizing, retaining and motivating our NEOs through this critical year.

Key Compensation Actions During 2024

Taking into consideration the context above and accounting for critical priorities during the year, our Compensation Committee approved the following key program changes during 2024.

•
Emphasis on Adjusted EBITDA in our 2024 Annual Incentive Plan: An increased focus on Adjusted EBITDA reflected macroeconomic factors impacting our industry and a prioritization of

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profitability and further deleveraging our balance sheet in our strategic roadmap. NEOs earned between 157.6% and 199.0% of their target annual incentive opportunity based on strong Adjusted EBITDA performance and achievement of strategic goals.

2023 Annual Incentive Plan	2024 Annual Incentive Plan

70% Core Adjusted EBITDA	90% Adjusted EBITDA (including OWN & DAS)
20% Core Revenue	10% Strategic Objectives
10% Strategic Objectives

•
Redesign of Long-Term Incentives to Align with Critical Business Priorities: In order to explicitly align the incentives of our NEOs with the priorities established by our Board of Directors, the performance-based long-term incentives applicable to our NEOs in 2024 were directly linked to priorities in the strategic plan approved by our Board of Directors. The Compensation Committee believed that a one-year performance period was an appropriate way to align with the time horizon of strategic goals and recognize the magnitude of change facing our business due to divestitures that would make long-term financial goals difficult to establish. The shorter vesting time horizon of the Cash LTIP was approved as a one-time approach to support retention at a time when performance-based equity awarded to our NEOs in 2021, 2022 and 2023 were projected to deliver little to no payout and the value of time-based awards was meaningfully below levels that would effectively support retention due to our low stock price. Based on our achievements during the year, our NEOs earned between 83% and 103% of their cash long-term incentive targets for the year.

2023 Long-Term Incentive Approach	2024 Long-Term Incentive Approach

50% Time-Vesting RSUs	50% Time-Vesting RSUs
20% 3-year Relative TSR Performance Shares

Remaining Long-Term Incentives in the form of a cash long-term incentive tied to achievements during 2024:
     •  CEO/CFO: Direct link to achievement of financial
         outcomes of capital structure management and divestiture
         efforts
     •  Other NEOs: Qualitative assessment of critical strategic priorities, including capital structure management
         (including asset sales), achievement of the Company’s
         EBITDA goals, and achievement of the Company’s
         cost reduction efforts
Earned amounts are paid in equal installments in March 2025, September 2025, and March 2026

30% 3-year Adjusted EBITDA Performance Shares

•
Introduced Cash Long-Term Incentive Plan and Applied a Minimum Conversion Price for RSUs to Manage Equity Burn Rate: Our Compensation Committee regularly reviews the competitiveness and sustainability of dilution attributable to employee and executive equity compensation. In early 2024, when we were evaluating our long-term incentive strategy for the year, the closing price of our common stock fell below $2.00 from March through June. Taking into consideration our stock price and emphasis on continuing to manage our burn rate, our Compensation Committee approved a transition to cash awards for the performance-based portion of our executive long-term incentives. In addition, annual equity awards for all employees, including our executives, were converted from dollar value to a number of shares assuming a price of $2.50. This conversion price significantly exceeded the closing price on the grant date of annual awards in March and June 2024. Taken together, these decisions implied reduction in the target value of executive long-term incentives and limited the potential upside of awards, but effectively managed the available pool for the 2019 Plan and enabled competitive equity awards in early 2025.
•
Modified Performance-Based Equity: In February 2024, our Compensation Committee reviewed our progress against goals for the 2022 Core Adjusted EBITDA PSUs and the performance-based equity awards granted in 2023 (2023 Core Adjusted EBITDA PSUs), for which payouts are tied to our achievement of cumulative Adjusted EBITDA for 2022 through 2024 and 2023 through 2025,

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respectively. Following this review, and accounting for significant changes in our business that followed the grant date, the Compensation Committee determined to modify the performance targets for these grants. In approving this modification, the Compensation Committee considered supply chain challenges, unpredictable customer ordering patterns, and concerns regarding the stability and retention of our senior leadership team, among other things. Modifications impacted only the targets for in-progress and future years, which was intended to maintain accountability for past performance while enhancing the retention and motivational aspects of our long-term incentive program without granting additional awards to our NEOs. As a result of the modification of goals, our NEOs earned 69.7% of target for 2022 Core Adjusted EBITDA PSUs. The outcome of 2023 Core Adjusted EBITDA PSUs will be determined following the end of the fiscal 2023 through fiscal 2025 performance period.

2025 PREVIEW

Despite our successes and strong shareholder returns in 2024, our Board of Directors and management team continue to drive change at CommScope, making significant progress toward realizing our long-term goals, ensuring stability in our senior leadership team, and driving long-term shareholder value. Our Compensation Committee reviews our approach to executive compensation annually in the context of a competitive and dynamic operating environment, and intended for several features of the 2024 plan design to be transitional.

In February 2025, our Compensation Committee approved long-term incentive awards for our NEOs that include a mix of time-vesting RSUs and performance shares eligible to be earned based on achievement of Adjusted EBITDA goals for 2025, 2026 and 2027. Adjusted EBITDA goals for each year were established at the grant date of the award and provide an opportunity to earn up to 200% of the target number of shares. The Compensation Committee believes that restoring long-term incentives in the form of equity with performance-based awards tied to multi-year financial goals was appropriate given the improved positioning of our Company in early 2025, following the achievement of important milestones achieved during 2024.

COMPENSATION PROGRAM PHILOSOPHY

We intend for our NEOs’ total compensation to reflect our pay-for-performance compensation philosophy. This philosophy includes both compensating our NEOs competitively when we meet or out-perform our goals, as well as placing large portions of their compensation at risk based on both the Company’s financial performance and our stock price performance. This assures the financial incentives of our executives are in alignment with the interests of our stockholders. Furthermore, by delivering a significant portion of compensation in the form of at-risk incentives (including equity compensation), the compensation realized by our NEOs will be reduced if the Company does not achieve performance goals.

The principal objectives of our NEOs' compensation include the following:

•
Competitive pay – providing compensation opportunities that enable us to attract superior talent in a highly competitive industry and retain key employees by rewarding outstanding achievement.
•
Pay-for-performance – creating incentives that reward management for outstanding financial results that our Compensation Committee believes will enhance near-term performance and drive sustainable performance over the longer term.
•
Alignment with stockholders – aligning our executives’ interests with those of our stockholders through our pay-for-performance philosophy and by encouraging our executives to have a meaningful equity stake in the Company.

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EXECUTIVE COMPENSATION

2024 COMPENSATION ELEMENTS

The table below summarizes the primary elements of our executive compensation program for 2024.

Pay Element	Overview

Base Salary	•	Intended to recognize performance of job responsibilities as well as attract and retain individuals with superior talent.
Annual Cash Bonus	•	Provides short-term incentives linked directly to achievement of financial objectives. Our NEOs’ 2024 AIP was based on the following metrics:
		• •	90% on Adjusted EBITDA (including OWN and DAS) 10% on Strategic Objectives
Time-Vesting RSUs	• •	Directly links senior management’s and stockholders’ interests by tying long-term incentive to stock price appreciation. Time-vesting RSUs vest in three equal annual installments.
Cash LTIP	•

Cash LTIP awards were eligible to be earned based on our level of achievement of goals tied to corporate and strategic initiatives specific to divestitures and capital structure management as well as, for select NEOs, achieving financial objectives for the year.

A majority of the target compensation opportunity for our NEOs was in the form of at-risk compensation, including a significant portion tied to the achievement of measurable financial or strategic objectives and/or the performance of our stock price during the year.

EXECUTIVE COMPENSATION-RELATED POLICIES AND PRACTICES

We endeavor to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. The following summarizes our executive compensation and related governance policies and practices during 2024:

What We Do		What We Don’t Do

✓	Use a Pay-for-Performance philosophy	×	No backdating or spring-loading of equity awards
✓	Grant a significant portion of executive pay as at-risk	×	No hedging of shares
✓	Apply “clawback” policy to awards to recover cash and equity payments from executives in certain circumstances	×	No pledging of shares
✓	Require multi-year vesting for equity awards	×	No guaranteed bonuses
✓	Engage regularly with stockholders on executive compensation	×	No incentives that encourage excessive risk taking
✓	Use an independent compensation consultant	×	No excessive severance or change in control agreements or 280G gross-ups
✓	Require meaningful equity ownership by our executives	×	No repricing of stock options or stock appreciation rights without stockholder approval
✓	Allocate equity awards between time- and performance-based awards

STOCKHOLDER ENGAGEMENT AND OUR SAY-ON-PAY VOTE

The Company’s management team is available and meets regularly with investors to discuss a variety of business, industry and competitive dynamics. During the course of these discussions, the Company seeks to

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gather feedback on its executive compensation and governance programs to ensure that our interests are aligned with those of our stockholders.

In 2024, the Company received approximately 97% support for its say-on-pay proposal, consistent with the 98% support in 2023. Our NEO compensation program for 2024 included a competitive mix of RSUs and performance-based cash awards. In addition, the AIP opportunity for our NEOs continued to include a strategic weighting in 2024, which can be earned based on our level of achievement of strategic objectives tied to our CommScope NEXT transformation plan. Our Compensation Committee’s objectives in finalizing our 2024 compensation program for NEOs included providing a market competitive compensation program that aligns with investor expectations and supports a strong pay-for-performance culture.

The Compensation Committee will continue to consider input from our stockholders as reflected in the outcome of our annual say-on-pay vote when making executive compensation program decisions. We value the input of our stockholders, and our Compensation Committee will consider the results of our future say-on-pay votes, as well as feedback received throughout the year from our stockholders, when determining the compensation of our NEOs.

The Compensation Committee invites our stockholders to communicate any concerns or views on executive pay directly to the Board of Directors. Please refer to “Corporate Governance—Stockholder Communications with Board of Directors” for information about communicating with the Board.

II. 2024 Compensation Decision-Making Process

ANNUAL PLANNING CYCLE

The Compensation Committee generally approves annual compensation decisions for our executive officers in the first quarter of each year, but retains the flexibility to extend decisions beyond the first quarter, if necessary. The Committee’s approvals in the first quarter address target annual incentives effective as of January 1, base salary effective as of July 1, as well as equity awards that are approved in the first quarter and typically granted in the first or second quarter. In the timeline leading up to the annual approval of compensation decisions, the Compensation Committee undertakes a review process that spans several meetings and is intended to evaluate our approach to setting executive pay from multiple perspectives. This review begins in the third quarter of the prior year and takes into consideration our strategic business plan, market data, trends in executive compensation, the input of the Committee’s independent compensation consultant and input from stockholders, where applicable.

DETERMINATION OF COMPENSATION AWARDS

Our Compensation Committee has the primary authority to determine and approve the compensation of our NEOs. The Committee is charged with reviewing our executive compensation policies and practices annually to ensure that the total compensation of our NEOs is fair, reasonable, competitive to our peers, and commensurate with the level of expertise and experience of our NEOs. To aid our Compensation Committee in making its determinations, our Chief Executive Officer provides recommendations to our Compensation Committee regarding the compensation of all officers who report directly to him.

Our Compensation Committee reviews and approves the total amount of compensation for our NEOs and the allocation of total compensation among each of the components of compensation, based principally on the following factors:

•
Input about competitive market practices from the Compensation Committee’s independent compensation consultant
•
Individual and Company performance
•
Each executive’s scope of responsibility and experience
•
The Compensation Committee’s general industry knowledge obtained through years of service with comparably-sized companies in our industry and other similar industries
•
Changes in the Company’s size or strategic position
•
Stockholder perspectives

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EXECUTIVE COMPENSATION

We believe that direct ownership in CommScope provides our NEOs with a strong incentive to increase the value of the Company. We encourage equity ownership by our NEOs and other employees through direct stock holdings and the award of various equity-based awards. We believe that equity awards granted to our NEOs substantially align their interests with those of our stockholders. In addition, we maintain formal stock ownership guidelines. See the “Stock Ownership Guidelines” section below for more information.

ROLE OF THE COMPENSATION CONSULTANT

The Compensation Committee relies on its independent compensation consultant to provide advice on matters relating to the compensation of our executives and non-employee directors. Compensia, a national compensation consulting firm, has served in this capacity since 2016.

A representative of Compensia generally attends all of the Compensation Committee meetings, as well as provides the following consulting services:

•
Analyze the compensation levels and practices of the companies in our compensation peer group
•
Review the competitiveness of compensation of our NEOs including base salary, annual cash awards and long-term incentive awards
•
Review and provide input on the design of the annual and long-term incentives provided to our NEOs and other executives
•
Review the competitiveness of compensation of our non-employee directors
•
Review and provide input on the CD&A section of our Proxy Statement
•
Provide support in connection with the amendment of our 2019 Long-Term Incentive Plan
•
Provide ad hoc advice and support

Compensia reports directly to the Compensation Committee and provided no services other than the consulting services to the Committee. The Compensation Committee reviews the objectivity and independence of the advice provided by Compensia. In 2024, the Committee considered the specific independence factors adopted by the Commission and the NASDAQ Global Select Market and determined that Compensia is independent and that its work did not raise any conflicts of interest.

COMPENSATION PEER GROUP

In 2024, with the assistance of Compensia, the Compensation Committee approved a compensation peer group as a source of competitive market data for evaluating the compensation of our executive officers and to support pay decisions for 2024. The compensation peer group consisted of the following 17 companies.

Compensation Peer Group
Amphenol Corporation	NetApp, Inc.
Belden Incorporated	Sanmina Corporation
Ciena Corporation	Seagate Technology Holdings PLC
Corning Incorporated	TE Connectivity Ltd.
Fortive Corporation	Trimble Inc.
Hubbell Incorporated	Western Digital Corporation
Juniper Networks, Inc.	Xerox Holdings Corporation
Keysight Technologies, Inc.	Zebra Technologies Corporation
NCR VOYIX Corporation

Companies included in this peer group were identified based primarily on the following target selection criteria:

•
Companies with a status as an independent, publicly traded company

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•
Companies with revenue between approximately 0.33 times to 3.0 times our revenue on a trailing twelve-month basis
•
Companies with enterprise value between approximately 0.33 times to 3.0 times our enterprise value
•
Companies with a similar industry profile, prioritizing direct competitors and companies that operate in the Communications Equipment sector

Companies are not required to meet all of the selection criteria above. Our Compensation Committee evaluated each company against all selection criteria in order to identify a peer group that, as a whole, was considered to be a strong representation of our competitive market for talent.

When evaluating executive compensation relative to practices among our peers, the Compensation Committee generally seeks to align with the market median.

We supplement information from the peer group public filings with data from the Radford Global Technology Survey, which is provided annually by Compensia. While peer group and other market research data provides the framework for our compensation decisions, adjustments are also made by the Compensation Committee on an individual basis to account for individual performance and each executive’s scope of responsibility and experience.

III. Principal Elements of Compensation

BASE SALARY

Base salaries for our NEOs are generally set at a level deemed necessary to attract and retain individuals with superior talent. In addition to considering industry and market practices, our Compensation Committee and Board of Directors annually review our NEOs’ performance. Adjustments in base salary are generally based on the factors noted above, including each NEO’s individual performance, role, scope of responsibility, experience and competitive pay practices.

The base salaries for our NEOs are set forth in the following table.

Name	2023 Base Salary	2024 Base Salary (1)	Percent Increase

Charles L. Treadway	$1,300,000	$1,300,000	0.00%

Kyle D. Lorentzen	$683,000	$700,000	2.49%

Justin C. Choi	$575,000	$575,000	0.00%

Farid Firouzbakht	$480,810	$480,810	0.00%

Koen ter Linde	$450,000	$481,000	6.89%

(1) Base salary adjustments for Messrs. Lorentzen and ter Linde were effective as of June 1, 2024. Mr. ter Linde's salary adjustment was based on internal equity to bring his base salary to a similar level as other SVPs and Business Segment Presidents (see Mr. Firouzbakht's base salary as a comparison).

ANNUAL INCENTIVE PLAN

In February 2024, the Compensation Committee approved Company performance objectives under the AIP that were based on Adjusted EBITDA and strategic objectives tied to CommScope NEXT. The Compensation Committee approved the AIP performance measures and the target award, which is expressed as a percentage of base salary for the year, for all NEOs, except Mr. Firouzbakht, whose Adjusted EBITDA objective was specific to OWN and Mr. ter Linde whose Adjusted EBITDA objective was specific to CCS. At that time, the Company's Adjusted EBITDA financial performance metrics were the aggregate results of our CCS, OWN, NICS and ANS segments. In the second half of 2024, OWN and DAS were deemed discontinued operations for financial reporting purposes; however, as they were still CommScope businesses, they remained a part of the financial performance measures for incentive purposes.

Our Compensation Committee determined that Adjusted EBITDA and strategic objectives tied to CommScope NEXT were meaningful measures of the Company’s financial performance and align with the interests of our stockholders for long-term value creation. Although the AIP had historically included revenue objectives, the Compensation Committee determined that Adjusted EBITDA would be a more effective financial metric for evaluating performance and aligning executives with our key business priorities, including improving our capital structure, in 2024.

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Performance Metric	Weighting	Rationale
Adjusted EBITDA (including OWN and DAS)(1)	90%	Measures the profitability of our business, incorporating our ability to generate revenue and manage our expenses, and its growth has historically been a key driver of long-term stockholder returns.
Strategic Objectives	10%

Measures key performance indicators that are tied to CommScope NEXT and the Company's stated goal of continuous improvement, including successful divestiture related activities (divestitures, transition services agreements (TSAs), and elimination of stranded cost).

(1) For all NEOs except Mr. Firouzbakht, whose 2024 AIP opportunity was based 90% on OWN segment Adjusted EBITDA and Mr. ter Linde, whose 2024 AIP opportunity was based 90% on CCS segment Adjusted EBITDA.

Our Compensation Committee retains the authority to change target award percentages or performance measures, as appropriate, to account for extraordinary business circumstances that are out of the Company’s control. In addition, the Compensation Committee may, at its sole discretion, decrease the amount of an award that would otherwise be payable to a NEO.

The levels of performance required to achieve target payout were tied to our annual operating plan and represent goals that were considered achievable but difficult to accomplish.

In addition to financial goals, achievement of strategic objectives represented 10% of the target AIP opportunity for our NEOs. The Compensation Committee approved two strategic goals for 2024 relating to CommScope NEXT, specifically focusing on the successful execution of planned divestitures and identification and elimination of stranded costs.

Performance against these strategic objectives was evaluated at the discretion of the Compensation Committee, with the opportunity to earn between 0% and 210% of target for this portion of the annual bonus.

The following tables show the weighting of each financial performance metric, the levels of performance required to earn threshold, target and maximum payouts, and the actual performance achieved under our AIP for the year ended December 31, 2024 for all NEOs. The Adjusted EBITDA target for fiscal 2024 was based on our strategic plan and reflected a decrease from our actual results in 2023. This reflected macroeconomic factors observed in early 2024 when goals were established, including higher interest rates, inflation and concerns about a global economic slow-down softened demand for our products, with certain customers reducing purchases as they right-size their inventories and others pausing capital spending. This industry recession was expected to negatively impact sales in all segments in early 2024.

Performance Metric	Weighting	Level	Threshold ($M)	Target ($M)	Maximum ($M)

		Goal	$882.9	$981.0	$1,177.2
Adjusted EBITDA (including OWN and DAS)	90%	% of Target Performance	90%	100%	120%
		% of Target Payout	50%	100%	210%

		Goal		Tied to CommScope NEXT
Strategic Objectives	10%	Performance	Partially Meets Expectations	Meets Expectations	Exceeds Expectations
		% of Target Payout	0%	100%	210%

Mr. Firouzbakht’s Adjusted EBITDA goals related to the OWN segment were $178.2 million threshold, $198.0 million target and $237.6 million maximum. Percentage of target payout percentages for Adjusted EBITDA and goal for Mr. Firouzbakh were 50% for threshold, 100% for target and 210% for maximum.

Mr. ter Linde’s Adjusted EBITDA goals related to the CCS segment were $387.0 million threshold, $430.0

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million target and $516.0 million maximum. Percentage of target payout percentages for Adjusted EBITDA goal for Mr. ter Linde were 50% for threshold, 100% for target and 210% for maximum.

Strategic objectives identified by the Compensation Committee related to successful execution of our strategy for divestitures, including successful closing of our Home Networks transaction and related Transition Services Agreement, and the identification and removal of stranded costs in business units and corporate functions resulting from divestitures.

The actual level of achievement for the AIP is shown below based on the metrics and weightings previously approved by the Compensation Committee.

Performance Metric	Weighting	Actual Achievement ($M)	% of Target Actual Performance	% of Target Actual Payout

Adjusted EBITDA (including OWN and DAS)	90%	$1,095.1	111.6%	164.0%

Strategic Objectives	10%	Meets Expectations	Meets Expectations	100.0%

Total	100%			157.6%

Based on the actual level of achievement set forth above, Messrs. Treadway, Lorentzen and Choi were entitled to bonus payments in amounts equal to 157.6% of their target bonus amounts.

Unlike the other NEOs, Mr. Firouzbakht's bonus was based on the performance of the OWN segment and Mr. ter Linde's bonus was based on the performance of the CCS segment. Actual achievement for the OWN segment was Adjusted EBITDA of $261.8 million, which was $63.8 million above target and the segment met expectations for their strategic objective, what was 100% of target. Percentage of target actual payout was 210% and 100% for OWN segment Adjusted EBITDA and strategic performance objective, respectively, for a combined actual achievement of 199%. Actual achievement for the CCS segment was Adjusted EBITDA of $619.1 million, which was $189.1 million above target and the segment met expectations for their strategic objective, what was 100% of target. Percentage of target actual payout was 210% and 100% for CCS segment Adjusted EBITDA and strategic performance objective, respectively, for a combined total achievement of 199%.

The following table sets forth the earned amounts for our NEOs under the AIP based on fiscal 2024 performance and their respective targets for the year.

	Target Award	Actual 2024 Award

Name	(% of 2024 Salary)	% of 2024 Salary(1)	Payout Amount

Charles L. Treadway	150.0%	236.36%	$3,072,615
Kyle D. Lorentzen	105.8%	166.86%	$1,156,170
Justin C. Choi	80.0%	126.06%	$724,822
Farid Firouzbakht	80.0%	159.20%	$765,450
Koen ter Linde	80.0%	159.20%	$745,189

(1)
The NEOs received a performance payout of 157.6% of target, except for Mr. Firouzbakht, who received 199.0% of target for the OWN operating segment, and Mr. ter Linde, who received 199.0% of target for the CCS operating segment.

LONG-TERM INCENTIVE AWARDS

The Compensation Committee believes that key employees who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value should have a significant and on-going stake in the Company’s success. In determining equity incentive award grants, the Committee considered market practices among comparable peer group companies as well as our compensation objectives and the desired role of equity compensation in the total compensation of our NEOs. In 2024, the long-term incentive awards for our executives were allocated into time-vesting RSUs and a cash long-term incentive award opportunity.

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EXECUTIVE COMPENSATION

The decision to incorporate a cash long-term incentive during fiscal 2024 was approved by the Compensation Committee to maintain an emphasis on performance-based compensation while maintaining a sustainable equity burn rate profile and to manage the availability of the share reserve of our 2019 Equity Incentive Plan.

RSUs

Each of the NEOs received an award of RSUs that vest in annual installments over a three-year period, conditioned upon his continuous service. During 2024, our NEOs were granted the following RSUs:

Name	Number of RSUs	Grant Date Value($)(1)

Charles L. Treadway	2,000,000	2,678,700
Kyle D. Lorentzen	780,000	1,065,830
Justin C. Choi	380,000	508,953
Farid Firouzbakht	240,000	321,444
Koen ter Linde	240,000	321,444

(1)
The Company used a conversion price of $2.50 to determine the number of RSUs to be granted; however, the Grant Date Value is determined by the sum of RSUs granted on March 1 and June 1 at FMVs of $1.135 and $1.44, respectively. Additional detail is provided in the SCT for 2024.

Cash Long-Term Incentive Plan

On May 20, 2024, our Compensation Committee approved the Long-Term Cash Incentive Award opportunity for each of our NEOs.

Mr. Treadway and Mr. Lorentzen are eligible to earn a cash incentive award equal to an amount of up to 0.40% and 0.20%, respectively, of the financial benefits to the Company derived from the successful execution of certain corporate and strategic initiatives in 2024. The unique structure applicable to our CEO and CFO reflected their more direct accountability for the financial outcomes of capital structure management and divestiture initiatives.

Other NEOs are eligible to earn a cash incentive award to be determined by the Compensation Committee based upon its assessment of management’s performance for the Performance Year in certain key strategic and financial objectives, including capital structure management (including asset sales), achievement of the Company’s EBITDA goals, and achievement of the Company’s cost reduction efforts. The awards for these other executives have a stated target award value and a potential payout rate from 0% to 150% of target based on the Compensation Committee’s assessment of management’s performance.

The final amount of any Cash LTIP award, as determined by the Compensation Committee, will be paid in three equal installments in March 2025, September 2025, and March 2026, conditioned on the executive’s continuous employment with the Company through such dates; provided that, in the event of the executive’s death or the executive's employment is terminated by the Company other than for “cause” (as defined in the Agreements) after the Performance Year, any earned but unpaid portion of the award will be paid to the executive (or his estate, as the case may be) in a single lump sum within sixty days following such event (or such later times as provided in the Agreements), conditioned upon the executive’s (i) execution and non-revocation of a release of claims within forty-five days following his termination date and (ii) continued compliance with the restrictive covenants in his severance protection agreement with the Company.

Name	Cash LTIP Value - Target ($)	Cash LTIP Value - Achieved ($)

Charles L. Treadway	14,000,000	11,650,000
Kyle D. Lorentzen	7,000,000	7,200,000
Justin C. Choi	950,000	950,000
Farid Firouzbakht	600,000	600,000
Koen ter Linde	600,000	600,000

In February 2025, our Compensation Committee evaluated performance against the goals and approved the achieved amounts above, which will be paid in three equal installments (March 2025, September 2025, and March 2026), subject to the continued service of each NEO through the applicable payment date.

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Modification of Performance-Based Equity Awards

In February 2024, our Compensation Committee reviewed our progress against goals for the 2022 Core Adjusted EBITDA PSUs and the performance-based equity awards granted in 2023 (2023 Core Adjusted EBITDA PSUs), for which payouts are tied to our achievement of cumulative Adjusted EBITDA for 2022 through 2024 and 2023 through 2025, respectively. Following this review, and accounting for significant changes in our business that followed the grant date, the Compensation Committee determined to modify the performance targets for these grants.

The 2022 Core Adjusted EBITDA PSUs were eligible to be earned based on our cumulative Adjusted EBITDA for 2022, 2023 and 2024. Participants were eligible to earn a 50% threshold payout for performance equal to 90% of target and a 200% maximum payout for performance equal to 110% of target. As shown below, the Compensation Committee approved changes to goals for the 2022 Core Adjusted EBITDA PSUs after taking into consideration significant changes to our business and strategy that were not anticipated at the time the original award was approved. Modifications to the target level of performance reflect a change only in the 2024 Adjusted EBITDA target included in the Cumulative 3-year total.

Modifications of Adjusted EBITDA targets for in-progress and future years maintained accountability for past performance, while enhancing the retention and motivational aspects of our long-term incentive program without granting additional awards to our NEOs.

Approved Payout Structure for 2022 PSUs			Modified Payout Structure for 2022 PSUs

Max (200% Payout)	110% of Target	$4.758B	Max (200% Payout)	110% of Target	$3.966B
Target (100% Payout)	100% of Target	$4.325B	Target (100% Payout)	100% of Target	$3.605B
Threshold (50% Payout)	90% of Target	$3.893B	Threshold (35% Payout)	87% of Target	$3.136B

Similar changes to the 2023 Core Adjusted EBITDA PSUs were approved, with changes impacting the targets for in-progress and future performance periods and no impact on the target Adjusted EBITDA set and already achieved for 2023. Additional details regarding the specific targets and outcomes of the 2023 Core Adjusted EBITDA PSUs will be disclosed in 2026, following the conclusion of the full performance period for those awards.

The Compensation Committee considered modifications to these performance-based equity awards the most effective approach for ensuring that our outstanding performance-based programs continued to reinforce our pay-for-performance and retention objectives. In approving the modification to outstanding performance-based awards, the Compensation Committee considered the status of other outstanding equity awards, including EPRG and relative TSR awards, both described below, which were tracking at zero payout, as well as circumstances that resulted in the projected zero payout under adjusted EBITDA performance based awards, which included supply chain challenges and unpredictable customer ordering patterns during the performance period that were not anticipated when goals were established.

In evaluating available alternatives for motivating and retaining our NEOs during a critical and transformational year, the Compensation Committee determined that modifying these performance-based awards best supported objectives during the year.

OUTCOMES OF PREVIOUSLY GRANTED PERFORMANCE-BASED LONG-TERM INCENTIVES

Executive Performance Retention Grant (EPRG)

During 2024, NEOs were eligible to earn shares tied to the achievement of stock price goals between $25 and $40. EPRG shares remained outstanding through the end of the applicable performance period, which was October 1, 2024 for Messrs. Treadway, Choi and Firouzbakht and January 4, 2025 for Mr. Lorentzen. None of the price hurdles were achieved during 2024.

Name	EPRG Shares Eligible to be Earned as 1/1/24	EPRG Shares Earned During 2024

Charles L. Treadway	770,000	—
Kyle D. Lorentzen	86,660	—
Justin C. Choi	52,920	—
Farid Firouzbakht	60,739	—
Koen ter Linde	Did not participate	Did not participate

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2022 Core Adjusted EBITDA PSUs

Following the modification of the 2022 Core Adjusted EBITDA PSUs in February 2024, which is described in greater detail above, NEOs were eligible to earn the target number of PSUs based on the achievement of cumulative Core Adjusted EBITDA of $3.605B for the performance period. In addition, NEOs were eligible to earn 35% of target for threshold achievement of cumulative Adjusted EBITDA of $3.136B. Based on our actual cumulative Core Adjusted EBITDA for 2022 through 2024, the Compensation Committee approved a payout to each NEO equal to 69.7% of their respective target PSUs for the performance period. Core Adjusted EBITDA for 2024 includes the OWN segment and DAS business unit.

Name	Target Adj. EBITDA PSUs	Earned Adj. EBITDA PSUs

Charles L. Treadway	235,000	163,795
Kyle D. Lorentzen	88,280	61,532
Justin C. Choi	51,100	35,617
Farid Firouzbakht	30,000	20,910
Koen ter Linde	13,800	9,619

2022 TSR PSUs

For a 3-year performance period ending February 28, 2025, NEOs were eligible to earn shares based on our level of total shareholder return relative to the companies included in the S&P 500 benchmark. Our relative TSR fell below the threshold and all of these relative TSR PSUs were forfeited.

Name	Target Relative TRS PSUs	Earned Relative TSR PSUs

Charles L. Treadway	156,700	—
Kyle D. Lorentzen	58,920	—
Justin C. Choi	34,100	—
Farid Firouzbakht	20,000	—
Koen ter Linde	Did not participate	Did not participate

IV. Other Compensation Policies

EMPLOYEE BENEFITS AND PERQUISITES

Our NEOs are eligible to participate in the same plans as substantially all of our other United States employees, and such plans include medical, dental, vision, short-term and long-term disability insurance, and a Health Savings Plan. We also maintain the CommScope, Inc. Retirement Savings Plan (the 401(k) plan), in which substantially all our United States employees, including our NEOs, are eligible to participate. We currently contribute 2% of the participant’s base salary and bonus to the 401(k) plan and provide matching contributions of up to 4% of the participant’s base salary and bonus, which provides for up to a maximum of 6% of the participant’s base salary and bonus, subject to certain statutory limitations ($345,000 for 2024). In addition, we provide our NEOs with a supplemental term life insurance policy. We provide these benefits due to their relatively low cost and the high value they provide in attracting and retaining talented executives.

We operate and maintain corporate aircraft that are used primarily for business travel by our directors and executive officers. We have a written policy that sets forth guidelines and procedures regarding limited permissible personal use of this aircraft by our executive officers. CommScope, Inc. of North Carolina, a wholly-owned subsidiary of the Company, maintains an Aircraft Time Sharing Agreement with Mr. Treadway, pursuant to which Mr. Treadway has limited use of the Company’s aircraft for non-business travel. In February 2023, the Compensation Committee approved Mr. Treadway’s unreimbursed personal use of the Company’s aircraft for up to 30 hours a year. Pursuant to his Aircraft Time Sharing Agreement, Mr. Treadway must reimburse our subsidiary for the incremental expenses for each personal use flight in excess of the 30-hour annual allowance, based on the variable costs of the flight, as permitted under Federal Aviation Administration rules.

We determine the incremental cost of any personal use of our corporate aircraft based on the direct cost of use per flight, which may include aircraft fuel, oil and other additives; crew travel and lodging expense; hangar
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costs away from the aircraft’s base of operation; insurance obtained for the specified flight; landing fees, airport taxes and similar assessments; customs, foreign permits and similar fees directly related to the flight; in-flight catering expenses; passenger ground transportation; and flight planning and weather contract services. Because our aircraft are used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as the salaries of pilots and crew, purchase or lease costs of aircraft, hangar rent and insurance, and costs of maintenance and upkeep. We impute taxable income to the NEOs for any personal aircraft use in accordance with Internal Revenue Service regulations. We do not provide tax reimbursements, or “gross-ups”, on these amounts to executive officers.

For 2024, no NEO other than Mr. Treadway met or exceeded $10,000 in unreimbursed aggregate incremental costs associated with personal use of the aircraft.

DEFERRED COMPENSATION PLAN

We offer a voluntary non-qualified deferred compensation plan (DCP) that permits a group of our management, including the NEOs, to defer up to 90% of their annual compensation (including base salary, AIP and/or Sales Incentive Plan (SIP) awards). In 2024, no NEOs had a balance or participated in the DCP.

EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Each of the Company’s senior officers, including the NEOs, has a severance protection agreement that entitles him or her to receive certain payments and benefits upon a qualifying termination of employment, with enhanced payments if such termination occurs within 24 months following a change in control of the Company, and includes restrictive covenants. In addition, Mr. Treadway has an employment agreement that entitles him to receive certain compensation and benefits, and previously included severance provisions relating to a qualifying termination of employment, including a qualifying termination of employment in connection with a change in control of the Company. In 2022, Mr. Treadway’s employment agreement was amended so that the severance rights and restrictive covenants in his employment agreement were replaced with the severance provisions and restrictive covenants contained in his severance protection agreement. Mr. Treadway’s employment agreement and the severance protection agreements for each of the NEOs are described below under “Potential Payments upon Termination or Change in Control.”

COMPENSATION RECOVERY (“CLAWBACK”) POLICY

We have a compensation recovery (i.e. “clawback”) policy that requires recovery of erroneously awarded incentive-based compensation from executive officers (and former executive officers) in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws. The policy was adopted in 2023 in compliance with Commission rules and Nasdaq listing standards and replaced our prior clawback policy. The policy requires the Company to recover reasonably promptly all erroneously awarded incentive-based compensation received on or after the October 2, 2023 effective date by a person after beginning service as an executive officer, while the Company has a class of securities listed on Nasdaq, and during the three completed fiscal years immediately preceding the date the Company is required to prepare the accounting restatement, with certain limited exceptions as permitted under Commission rules and Nasdaq listing standards. The Company may not indemnify any executive officer against the recovery of incentive compensation under the policy. The policy also provides that the Compensation Committee may designate non-executive persons to be subject to the clawback requirements. In addition, if a mandatory clawback relating to incentive-based compensation is triggered, the Compensation Committee may recover from the executive officers, former executive officers, and other designated persons, to the extent it deems appropriate, service-based compensation received under awards with purely time-based vesting requirements if such awards were granted, vested, exercised or paid during the applicable recovery periods.

INSIDER TRADING AND ANTI-HEDGING AND ANTI-PLEDGING POLICIES

We have an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and other employees (and certain other persons), which is designed to promote compliance with securities laws, listing standards, and other applicable rules and regulations and avoid the appearance of improper conduct. Among other things, our policy prohibits covered persons from trading on material non-public information, and provides certain blackout periods during which persons who are likely to possess non-public information are prohibited from trading. Our policy also specifically prohibits directors and employees, including our NEOs, from entering into hedging or monetization transactions involving

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CommScope securities, such as covered calls, collars and forward sale contracts, and from purchasing CommScope securities on margin, holding CommScope securities in a margin account or pledging CommScope securities. In addition, all our Section 16 officers and directors, and certain other designated employees, are prohibited from trading in exchange-traded options of CommScope securities.

STOCK OWNERSHIP GUIDELINES

We maintain stock ownership guidelines for our executive officers and the non-employee members of our Board of Directors. These guidelines were established to align with industry practice and to affirm to stockholders that our executives and directors have a meaningful long-term equity position in the Company and a longer-term view of its performance. The following table summarizes our stock ownership guidelines, which were based on market and peer group data and were adopted following consultation with the Compensation Committee’s independent compensation consultant.

Target Share Ownership
Chief Executive Officer	5x annual base salary or 1,000,000 shares
Chairman and Chief Financial Officer	3x annual base salary or 250,000 shares
Designated Officers	2x annual base salary or 125,000 shares
Other Designated Officers	1x annual base salary or 100,000 shares
Non-Employee Directors	5x base cash retainer (excluding committee fees) or 100,000 shares

The value of an executive’s or non-employee director’s stock ownership is measured as of December 31 of each year by reference to the 30-day average closing price of our stock on the Nasdaq Stock Market and using each individual’s base salary or base retainer then in effect.

Current and new executive officers and non-employee directors who are subject to these guidelines are expected to satisfy them by the end of the calendar year following the fifth anniversary that a Participant becomes subject to the Guidelines and to hold at least such minimum value in shares of our common stock or RSUs for so long as applicable.

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V. Compensation Tables

SUMMARY COMPENSATION TABLE (SCT) FOR 2024

The following table provides information regarding the compensation that we paid our NEOs for services rendered during the fiscal years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2) (5)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)

Charles L. Treadway	2024	1,300,000	—	3,967,596	—	14,722,615	—	63,600	20,053,811
President, Chief	2023	1,300,000	—	10,724,999	—	195,000	—	80,464	12,300,463
Executive Officer and Director	2022	1,118,700	—	7,237,105	—	2,225,263	—	18,894	10,599,962

Kyle D. Lorentzen	2024	692,917	—	1,475,039	—	8,356,170	—	21,294	10,545,420
Executive VP and	2023	683,000	—	3,057,961	—	68,300	—	20,394	3,829,655
Chief Financial Officer	2022	666,250	—	2,094,411	—	839,339	—	18,894	3,618,894

Justin C. Choi	2024	575,000	—	766,497	—	1,674,822	—	21,294	3,037,613
Senior VP, Chief Legal	2023	575,000	—	2,038,672	—	46,000	—	20,394	2,680,066
Officer and Secretary	2022	549,180	—	1,249,877	—	546,201	—	18,894	2,364,152

Farid Firouzbakht (6)	2024	480,810	—	634,587	—	1,365,450	—	21,294	2,502,141
Former Senior VP & President, OWN

Koen ter Linde	2024	468,083	—	516,660	—	1,345,189	—	21,294	2,351,226
Senior VP & President, CCS

(1)
Salary reported may differ from the annual base salary rate set for the year due to the fact that changes in base salary may have become effective during the year. For 2024, all salary changes were effective on June 1.
(2)
Amounts represent the grant date fair value of equity awards, which was computed in accordance with FASB ASC Topic 718 without regard to estimated forfeitures related to service-based vesting conditions. Amounts for 2024 also include the incremental fair value related to the modification of certain performance-based stock awards in 2024 for all NEOs. See "Modification of Performance-Based Equity Awards" on page 51 for more details on the modification. Refer to Note 16 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for information regarding the assumptions used to value these awards. Assuming the highest level of performance conditions are achieved for the performance-based awards, the grant date stock award values are outlined below:

Year	Mr. Treadway ($)	Mr. Lorentzen ($)	Mr. Choi ($)	Mr. Firouzbakht ($)	Mr. ter Linde ($)

2024	5,256,492	1,884,247	1,024,041	792,955	711,876
2023	16,449,498	4,690,012	3,127,114	—	—
2022	11,074,254	3,464,910	2,047,526	—	—

(3)
Amounts represent AIP bonus and cash awards payments by performance year. The AIP bonus payments for Messrs. Treadway, Lorentzen and Choi in 2024, 2023, and 2022 were 157.6%, 10.0%, and 132.6% of target, respectively. The bonus payments for Messrs. Firouzbakht and ter Linde were 199.0% in 2024. The cash awards payments was 83.2% of target for Mr. Treadway, 102.9% of target for Mr. Lorentzen and at target for Messrs. Choi, Firouzbakht and ter Linde in 2024.

	Non-Equity Incentive Plan Compensation
Name	AIP ($)	Cash Awards ($)	Total ($)

Charles L. Treadway	3,072,615	11,650,000	14,722,615
Kyle D. Lorentzen	1,156,170	7,200,000	8,356,170
Justin C. Choi	724,822	950,000	1,674,822
Farid Firouzbakht	765,450	600,000	1,365,450
Koen ter Linde	745,189	600,000	1,345,189

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(4)
The following table shows all amounts included in the “All Other Compensation” column for 2024 for each NEO:

	All Other Compensation
Name	Company Contribution to 401(k) Plan ($)	Life Insurance Premiums ($)	Personal Use of Aircraft ($)	Other Perquisites ($)	Total ($)

Charles L. Treadway	20,700	594	29,469	12,837	63,600
Kyle D. Lorentzen	20,700	594	—	—	21,294
Justin C. Choi	20,700	594	—	—	21,294
Farid Firouzbakht	20,700	594	—	—	21,294
Koen ter Linde	20,700	594	—	—	21,294

The amount in "Other Perquisites" above includes the cost of attending sporting events for Mr. Treadway and his guests.

(5)
In February 2024, the Committee modified the performance targets for the 2022 Core Adjusted EBITDA PSUs and the 2023 Core Adjusted EBITDA PSUs. Refer to "Modification of Performance-Based Equity Awards" on page 51 for more details on this modification. The amounts included in the Stock Awards and Option Awards columns include, in addition to the grant date value of the awards granted in 2024, the incremental fair values resulting from the equity modifications. The table below sets forth the impact of these modifications:

		Stock Awards

Name	Original Grant Date	Number of Shares Subject to Modification (#)	Fair Value of Modification ($)

Charles L. Treadway	3/1/2022	235,000	460,600
	3/1/2023	422,600	828,296

Kyle D. Lorentzen	3/1/2022	50,000	98,000
	6/1/2022	38,280	75,029
	3/1/2023	120,500	236,180

Justin C. Choi	3/1/2022	31,300	61,348
	6/1/2022	19,800	38,808
	3/1/2023	80,300	157,388

Farid Firouzbakht	3/1/2022	30,000	58,800
	3/1/2023	50,800	99,568

Koen ter Linde	3/1/2022	13,800	27,048
	6/1/2023	85,800	168,168

(6)
Mr. Firouzbakht served as our Senior VP & President, OWN, until the completion of the sale of our OWN segment to Amphenol on January 31, 2025. In anticipation of this transaction, the Committee amended certain equity awards held by certain OWN employees, including Mr. Firouzbakht, so that they would receive pro rata vesting through the end of the month in which the closing date of the transaction occurred. The amounts included in the Stock Awards column for Mr. Firouzbakht for 2024 include, in addition to the grant date value of the awards granted to Mr. Firouzbakht in 2024, the incremental fair values resulting from the equity modifications to certain of Mr. Firouzbakht's awards. The table below sets forth the impact of these modifications:

		Stock Awards

Equity Vehicle	Original Grant Date	Number of Shares Acquired at Pro-rata Vesting (#)	Fair Value of Modification ($)

2022 RSU	3/1/2022	11,111	19,444
2023 RSU	3/1/2023	11,288	19,754
2023 RSU	6/1/2023	12,711	22,244
2024 RSU	3/1/2024	17,600	30,800
2024 RSU	6/1/2024	35,733	62,533

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GRANTS OF PLAN-BASED AWARDS IN 2024

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards

Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/sh)	($)

Charles L. Treadway
2024 AIP(1)			877,500	1,950,000	4,095,000	—	—	—	—	—	—	—
2024 RSU(2)	3/1/2024	2/27/2024	—	—	—	—	—	—	660,000	—	—	749,100
2024 Cash LTIP(3)	5/20/2024	5/7/2024	—	14,000,000	—	—	—	—	—	—	—	—
2024 RSU(2)	6/1/2024	5/21/2024	—	—	—	—	—	—	1,340,000	—	—	1,929,600
Modified Awards(4)		2/27/2024	—	—	—	—	—	—	657,600	—	—	1,288,896
Kyle D. Lorentzen
2024 AIP(1)			330,044	733,750	1,540,206	—	—	—	—	—	—	—
2024 RSU(2)	3/1/2024	2/27/2024	—	—	—	—	—	—	188,100	—	—	213,494
2024 Cash LTIP(3)	5/20/2024	5/7/2024	—	7,000,000	—	—	—	—	—	—	—	—
2024 RSU(2)	6/1/2024	5/21/2024	—	—	—	—	—	—	591,900	—	—	852,336
Modified Awards(4)		2/27/2024	—	—	—	—	—	—	208,780			409,209
Justin C. Choi
2024 AIP(1)			207,000	460,000	966,000	—	—	—	—	—	—	—
2024 RSU(2)	3/1/2024	2/27/2024	—	—	—	—	—	—	125,400	—	—	142,329
2024 Cash LTIP(3)	5/20/2024	5/7/2024	—	950,000	—	—	—	—	—	—	—	—
2024 RSU(2)	6/1/2024	5/21/2024	—	—	—	—	—	—	254,600	—	—	366,624
Modified Awards(4)		2/27/2024	—	—	—	—	—	—	131,400	—	—	257,544
Farid Firouzbakht
2024 AIP(1)			173,092	384,648	807,761	—	—	—	—	—	—	—
2024 RSU(2)	3/1/2024	2/27/2024	—	—	—	—	—	—	79,200	—	—	89,892
2024 Cash LTIP(3)	5/20/2024	5/7/2024	—	600,000	—	—	—	—	—	—	—	—
2024 RSU(2)	6/1/2024	5/21/2024	—	—	—	—	—	—	160,800	—	—	231,552
Modified Awards (4)		2/27/2024	—	—	—	—	—	—	80,800	—	—	158,368
Modified Awards(5)		7/18/2024	—	—	—	—	—	—	88,443	—	—	154,775
Koen ter Linde
2024 AIP(1)			168,510	374,467	786,380	—	—	—	—	—	—	—
2024 RSU(2)	3/1/2024	2/27/2024	—	—	—	—	—	—	79,200	—	—	89,892
2024 Cash LTIP(3)	5/20/2024	5/7/2024	—	600,000	—	—	—	—	—	—	—	—
2024 RSU(2)	6/1/2024	5/21/2024	—	—	—	—	—	—	160,800	—	—	231,552
Modified Awards(4)		2/27/2024	—	—	—	—	—	—	99,600	—	—	195,216

(1)
Reflects the range of awards that could potentially have been earned during 2024 under our AIP. The “Threshold” column represents the minimum amount payable when threshold performance is met. The amounts actually earned are included under the column titled “Non-Equity Incentive Plan Compensation” in our SCT for 2024.
(2)
Reflects RSUs granted in 2024, which vest in equal installments over three years.
(3)
Reflects potential payout at target performance for the Cash LTIP awards. These awards are based on the achievement of specific strategic and financial objectives during the performance period ending December 31, 2024. The amounts actually earned are included under the column titled "Non-Equity Incentive Plan Compensation" in our SCT for 2024.
(4)
Reflects the incremental fair values resulting from the equity modifications to certain awards, as discussed in more detail in footnote 5 to the SCT.
(5)
Reflects the incremental fair values resulting from additional equity modifications to certain awards, as discussed in more detail in footnote 6 to the SCT.

NARRATIVE SUPPLEMENT TO SCT FOR 2024 AND GRANTS OF PLAN-BASED AWARDS IN 2024 TABLE

The terms of our cash incentive plans and equity incentive awards are described under “—Principal Elements of Compensation” above, and our employment and severance protection agreements are described under “—Potential Payments upon Termination or Change in Control—Employment and Severance Protection Agreements” below.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2024

The following table provides information regarding option and stock awards held by our NEOs as of December 31, 2024.

	Option Awards						Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Charles L. Treadway	3/1/2022						294,362	1,533,626	156,700	204,102	(5)(6)
	3/1/2023						281,734	1,467,834	704,300	1,467,787	(5)(6)
	6/1/2023						317,467	1,654,003	—	—
	3/1/2024						660,000	3,438,600	—	—
	6/1/2024						1,340,000	6,981,400	—	—
Kyle D. Lorentzen	1/4/2021						—	—	86,660	451,499	(4)
	3/1/2022						62,650	326,407	33,400	43,504	(5)(6)
	6/1/2022						26,682	139,013	25,520	33,240	(5)(6)
	3/1/2023						80,334	418,540	200,800	418,493	(5)(6)
	6/1/2023						90,534	471,682	—	—
	3/1/2024						188,100	980,001	—	—
	6/1/2024						591,900	3,083,799	—	—
Justin C. Choi	3/1/2022						39,184	204,149	20,900	27,222	(5)(6)
	6/1/2022						13,801	71,903	13,200	17,193	(5)(6)
	3/1/2023						53,534	278,912	133,900	278,996	(5)(6)
	6/1/2023						60,334	314,340	—	—
	3/1/2024						125,400	653,334	—	—
	6/1/2024						254,600	1,326,466	—	—
Farid Firouzbakht	2/27/2017	4,662			37.97	2/27/2027	—	—	—	—
	3/1/2018	5,408			38.34	3/1/2028	—	—	—	—
	5/15/2019	51,250			18.60	5/15/2029	—	—	—	—
	3/1/2022						37,577	195,776	20,000	26,050	(5)(6)
	3/1/2023						33,867	176,447	84,700	176,489	(5)(6)
	6/1/2023						38,134	198,678	—	—
	3/1/2024						79,200	412,632	—	—
	6/1/2024						160,800	837,768	—	—
Koen ter Linde	5/15/2019	32,050			18.60	5/15/2029	—	—	—	—
	3/1/2022						20,319	105,862	—	—
	6/1/2023						95,267	496,341	143,000	176,489	(5)(6)
	3/1/2024						79,200	412,632		—
	6/1/2024						160,800	837,768	—	—

(1)
Represents options that were fully vested as of December 31, 2024.
(2)
Represents RSUs granted in 2022, 2023 and 2024 and PSUs granted in 2022 that are eligible for vesting. The RSUs vest, subject to the continued employment of the NEO, annually over three years beginning on the first anniversary of the grant date. The Core Adjusted EBITDA PSUs granted in 2022 were based on cumulative Core Adjusted EBITDA for the 2022-2024 fiscal years (including OWN and DAS), making 69.7% of the granted PSUs eligible for vesting on June 1, 2025.
(3)
Represents PSUs granted in 2021, 2022 and 2023.
(4)
The EPRG PSUs granted in 2021 vest based upon a combination of achievement of various average stock price hurdles ranging from a low of $15 and a high of $40 and continued service over a four-year period.
(5)
The TSR PSUs are reflected at threshold performance and were granted in 2022 and 2023 vest on June 1, 2025 and June 1, 2026, respectively, based on the achievement of goals relating to our TSR ranking relative to the TSR for the companies, other than the Company, comprising the S&P 500 over a three-year period from March 1, 2022 through February 28, 2025 for the 2022 grant and March 1, 2023 through February 28, 2026 for the 2023 grant.
(6)
The Core Adjusted EBITDA PSUs are reflected at threshold performance and were granted in 2023 are based on cumulative Core Adjusted EBITDA for the 2023-2025 fiscal years and vest on June 1, 2026.

58 2025 Proxy Statement

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED FOR 2024

The following table provides information concerning the exercise of stock options and vesting of stock awards during the year ended December 31, 2024. No options were exercised by our NEOs during 2024.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Charles L. Treadway	—	—	430,166	619,439
Kyle D. Lorentzen	—	—	139,700	247,213
Justin C. Choi	—	—	91,933	124,483
Farid Firouzbakht	—	—	52,666	75,839
Koen ter Linde	—	—	66,489	95,744

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Employment and Severance Protection Agreements

Each of our NEOs is party to a severance protection agreement that entitles him to receive certain payments upon a qualifying termination of employment. Mr. Treadway is also party to an employment agreement.

Severance Protection Agreements

We are party to a severance protection agreement with each of our senior executive officers, including each of the NEOs. Each agreement is on a two-year term, automatically renewing on January 1 of each year unless the Company or the executive gives notice of non-renewal at least ninety (90) days prior to such date, except that the term may not expire prior to 24 months following a change in control of the Company (as defined in the agreement). Pursuant to the agreement, in the event that the executive’s employment is terminated (i) by the Company for any reason other than for cause, death or disability or (ii) by the executive for good reason (which definition includes, among other things, a material diminution in title or duties and a material reduction in salary or target annual bonus), the executive will be entitled to receive accrued compensation, any bonus or incentive compensation that has been earned but not paid prior to the termination date, and each of the following:

•
severance equal to one times (two times for Mr. Treadway) the sum of the executive’s base salary at the time of the termination (Base Salary) and the executive’s target bonus for the year in which the termination occurs (or for the immediately preceding year if the executive’s target bonus for the year in which the termination occurs has not been approved at the time of the termination date) (Target Bonus), payable in equal installments, in accordance with the Company’s normal payroll practices, during the twelve-month period (twenty-four month period for Mr. Treadway) following the termination date; provided that if such termination occurs within twenty-four months following a change in control of the Company, the severance amount will be a multiple of the sum of the executive’s Base Salary and Target Bonus (one and one-half times for Mr. Firouzbakht and Mr. ter Linde, two times for Mr. Choi and Mr. Lorentzen, and three times for Mr. Treadway), paid in a single lump sum; and
•
payment for continuation of the executive’s and his or her dependents’ health benefits under COBRA for the earlier of twelve months (twenty-four months for Mr. Treadway) or when the executive is no longer eligible for COBRA health continuation coverage (the Continuation Period); provided that if such termination occurs within twenty-four months following a change in control of the Company, the Continuation Period will be the earlier of eighteen months for Mr. Firouzbakht and Mr. ter Linde, twenty-four months for Mr. Choi and Mr. Lorentzen, and thirty-six months for Mr. Treadway, or when the executive is no longer eligible for COBRA health continuation coverage.

If the executive’s employment is terminated by the Company during the term and within 24 months after a change in control (i) by the Company by reason of the executive’s disability, (ii) by reason of the executive’s death, (iii) by the Company without cause, or (iv) by the executive for good reason, the executive will receive
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a pro rata bonus for the year in which the termination occurs, based on the actual bonus the executive would have been paid for such year had he or she remained employed through the payment of such bonus.

Further, if the executive’s employment is terminated by the Company other than for cause at any time prior to the date of a change in control of the Company and such termination (i) occurred after we entered into a definitive agreement, the consummation of which would constitute a change in control of the Company, or (ii) the executive reasonably demonstrates that such termination was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a change in control, such termination will be deemed to have occurred after a change in control for purposes of determining the executive’s termination benefits.

Payment of the termination benefits require the executive to execute and not revoke a release of claims within forty-five days following his or her termination date and to comply with the restrictive covenants in the severance protection agreement. These covenants include confidentiality provisions and other restrictive covenants whereby the executives have agreed not to compete with the Company, not to recruit certain of the Company’s employees and independent contractors, and not to solicit certain of the Company’s customers, within certain areas over a period of two years (eighteen months for Mr. Firouzbakht and Mr. ter Linde) following the executive’s termination date.

Employment Agreement with Mr. Treadway

We are party to an employment agreement with Mr. Treadway. His agreement is on a three-year term, automatically renewing for twelve months each year following the initial term unless either party gives 60 days’ written notice of non-renewal. Pursuant to the terms of Mr. Treadway’s severance protection agreement and an amendment to his employment agreement entered into in October 2022, his employment agreement remains in effect, but his severance protection agreement supersedes and replaces the termination benefits and restrictive covenants included in his employment agreement. Other than as provided in his severance protection agreement, the terms of Mr. Treadway’s employment agreement remain unchanged.

For purposes of Mr. Treadway’s agreement and his severance protection agreement, “good reason” includes a material reduction in base salary or target bonus, a material diminution in title or responsibilities as Chief Executive Officer, any change in reporting structure such that Mr. Treadway no longer reports directly to the Board of Directors, or the Company’s material breach of the agreement.

Severance Policy

We maintain a general severance policy that applies to all United States and Canada based employees. Pursuant to this policy, employees may receive severance benefits and a COBRA or Retirement Health supplement in the event of an involuntary separation due to a reduction in force, lack of work, closure of a facility or position elimination. No severance benefits are paid in the event of a voluntary resignation, involuntary termination for cause, termination due to a sale of assets or operations if the employee is offered continued employment with the acquirer in the same general work location, or position elimination if the employee is offered a comparable or better position in the same general work location. The severance period varies based on job level and years of service and cannot exceed 52 weeks. Following the adoption of the new severance protection agreements in October 2022, the NEOs are not eligible to receive severance under our general severance policy.

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EXECUTIVE COMPENSATION

The following table sets forth the estimated amount of the payments and benefits each of our NEOs would receive under certain termination of employment scenarios, in each case assuming a termination of employment on December 31, 2024. The payments and benefits described and quantified below are in addition to the compensation and benefits that would already be vested upon the NEO’s termination of employment, including accrued but unpaid salary, accrued but unused vacation pay and payments and benefits accrued under the 401(k) plan.

Name	Payment	Termination for Cause ($)	Resignation Without Good Reason ($)	Death or Disability ($)		Termination Without Cause or Resignation for Good Reason Prior to a Change in Control ($)	Termination Without Cause or Resignation for Good Reason After a Change in Control ($)

Charles L. Treadway	Cash severance	—	—	—		6,500,000	9,750,000
	Pro rata bonus	—	—	3,072,615	(1)	—	3,072,615	(2)
	Benefit continuation	—	—	—		42,339	63,508
	Total	—	—	3,072,615		6,542,339	12,886,123

Kyle D. Lorentzen	Cash severance	—	—	—		1,433,750	2,867,500
	Pro rata bonus	—	—	1,156,170	(1)	—	1,156,170	(2)
	Benefit continuation	—	—	—		21,847	43,695
	Total	—	—	1,156,170		1,455,597	4,067,365

Justin C. Choi	Cash severance	—	—	—		1,035,000	2,070,000
	Pro rata bonus	—	—	724,822	(1)	—	724,822	(2)
	Benefit continuation	—	—	—		19,549	39,098
	Total	—	—	724,822		1,054,549	2,833,920

Farid Firouzbakht	Cash severance	—	—	—		865,458	1,298,187
	Pro rata bonus	—	—	765,450	(1)	—	765,450	(2)
	Benefit continuation	—	—	—		15,676	23,514
	Total	—	—	765,450		881,134	2,087,151

Koen ter Linde	Cash severance	—	—	—		855,467	1,283,200
	Pro rata bonus	—	—	745,189	(1)	—	745,189	(2)
	Benefit continuation	—	—	—		21,847	32,771
	Total	—	—	745,189		877,314	2,061,160

(1)
Pursuant to the terms of the AIP, participants are eligible to receive, at the discretion of the Compensation Committee, a pro rata portion of their award, based upon actual achievement of applicable performance objectives, if their employment is terminated due to death, disability or retirement (at age 65 or at age 55 with at least 10 years of service with the Company, or earlier with prior approval of the Company). Amounts shown in the table assume that the Compensation Committee approved such pro rata payouts.
(2)
Pursuant to the terms of the AIP, in the event of a change in control of the Company (as defined in the AIP), within 30 days thereafter, we will pay to each participant immediately prior to such change in control (regardless of whether such participant remains in the employ of the Company following the change in control) an award equal to his or her target incentive for the AIP plan cycle then underway (prorated to the date of the change in control). Pursuant to the agreements with the NEOs, in the event of a termination of employment following a change in control, the executive would receive a pro rata bonus based on actual achievement of applicable performance objectives. Amounts shown in the table reflect the actual bonus amounts earned for 2024. In the event of a change in control without a termination of employment, the target bonus amount payable under the AIP due to the change in control would have been $1,950,000 for Mr. Treadway, $733,750 for M. Lorentzen, $460,000 for Mr. Choi, $384,648 for Mr. Firouzbakht and $374,467 for Mr. ter Linde.

Equity Incentive Awards

The RSU award agreements under which certain of the NEOs received grants in 2022, 2023 and 2024 provide that all awards granted pursuant to those award agreements will become immediately vested in the event of any of the following:

•
the termination of a participant’s service due to death or disability,

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•
a change in control of the Company in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or
•
a change in control of the Company in which the awards are assumed or equitably converted, but the participant’s employment is terminated without “cause” or the participant resigns for “good reason” within two years following the change in control.

The EPRG PSU agreement under which Mr. Lorentzen received a grant in 2021 provides that in the event of a change of control of the Company, achievement of the performance condition for any outstanding and unvested units will be determined as if the average trading price is equal to the fair market value per share of the Company’s common stock as of the consummation of the change of control. The service condition for any such units will be deemed to be satisfied in full in the event of a change in control of the Company in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or a change in control of the Company in which the awards are assumed or equitably converted, but the participant’s employment is terminated by the Company without cause or the participant resigns for good reason within two years following the change in control, or due to death or disability occurring prior to the end of the performance period. The EPRG PSUs vest upon satisfaction of both the performance condition and the service condition.

The Core Adjusted EBITDA PSU and TSR PSU agreements under which the NEOs received grants in 2022 and 2023 provide that in the event of a change in control of the Company in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if the change in control occurs during the first year of the performance period, the PSUs will be prorated and will vest based on deemed performance of target level. If the change in control occurs during the second or third year of the performance period, the PSUs will be prorated and will vest based on actual performance through the end of the most recently completed fiscal year or, for the 2022 and 2023 TSR PSUs, the most recently completed calendar month (or using another methodology in the Compensation Committee’s discretion). In the event the awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, the performance period will end at the time of the change in control, the performance requirements shall be deemed to be satisfied at target level if the change in control occurs during the first year of the performance period or based on actual performance through the end of the most recently completed fiscal year or, for the 2022 and 2023 TSR PSUs, the most recently completed calendar month (or using another methodology in the Compensation Committee’s discretion), and such awards for which the performance requirement has been met (or is deemed to have been met) will vest in full on a specified date, provided that the participant is still in continuous service, or earlier if the participant’s employment is terminated without cause or the participant resigns for good reason within two years following the change in control.

The following table presents the value (based on the Company’s closing stock price on December 31, 2024 of $5.21) of equity awards that would become vested upon a termination due to death or disability, a change in control in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or a change in control in which the awards are assumed or equitably converted but the participant’s employment is terminated without cause or the participant resigns for good reason within two years following the change in control of the Company, assuming that any such events had occurred on December 31, 2024. The amounts for PSUs with the cumulative Core Adjusted EBITDA metric are based on actual performance for the 2022 awards and target performance for the 2023 awards. The amounts for PSUs with the TSR metric are based on actual performance for the 2022 awards and target performance for the 2023 awards.

	Change in Control		Death or Disability
Name	PSU ($)	RSU ($)	PSU ($)	RSU ($)

Charles L. Treadway	2,423,109	14,222,091	2,423,109	14,222,091
Kyle D. Lorentzen	768,153	5,098,860	768,153	5,098,860
Justin C. Choi	483,893	2,663,534	483,893	2,663,534
Farid Firouzbakht	390,874	1,712,360	390,874	1,712,360
Koen ter Linde	368,820	1,802,488	368,820	1,802,488

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Cash LTIP Awards

The Cash LTIP award agreements under which the NEOs received grants in 2024 provide that in the event that, following the end of the 2024 performance year but prior to the full payment of the earned amount, the participant’s service is terminated due to death or by the Company for any reason other than “cause,” any earned but unpaid portion of the award would vest and pay out in full in a lump sum, conditioned upon the participant’s execution of a release and continued compliance with the restrictive covenants in the participant’s Severance Protection Agreement. The Cash LTIP awards vest upon satisfaction of goals tied to corporate and strategic initiatives specific to divestitures and capital structure management as well as, for select NEOs, achieving financial objectives for the performance year, and will be paid in three equal installments (March 2025, September 2025, and March 2026), subject to the continued service of each participant through the applicable payment date.

In the event the NEOs were terminated by the Company without cause or due to death on December 31, 2024, the full amount of the earned Cash LTIP awards, as shown in the table below, would have been paid in a lump sum within sixty days.

Name	Cash LTIP Value - Achieved ($)

Charles L. Treadway	11,650,000
Kyle D. Lorentzen	7,200,000
Justin C. Choi	950,000
Farid Firouzbakht	600,000
Koen ter Linde	600,000

COMPENSATION-RELATED RISK ASSESSMENT

Our Compensation Committee, with the assistance of our management, through the human resources, finance and legal departments, has analyzed the potential risks arising from our compensation policies and practices and has determined that there are no such risks that are reasonably likely to have a material adverse effect on the Company.

Ceo PAY RATIO

Under Commission rules, we are required to calculate and disclose the ratio of our median employee’s annual total compensation to the total annual compensation of our Chief Executive Officer.

In 2024, our employee population decreased significantly mainly due the sale of our Home business and CommScope NEXT restructuring actions. To identify our median employee, we compiled a list of all worldwide full-time, part-time, seasonal and temporary employees employed by us and our consolidated subsidiaries as of October 31, 2024. The compensation measure we used to determine our median employee included annual base salary as of October 31, 2024; an estimate of overtime based on average overtime worked considering the job position and country of the employee; and incentive compensation based on targets. We believe this compensation measure is a reasonable measure that can be consistently applied to our over 20,000 employees across the world in order to yield an accurate representation of our median employee.

Mr. Treadway had 2024 annual total compensation of $20,053,811 as reflected in the SCT included in this Proxy Statement. Our median employee’s annual total compensation for 2024, calculated in the same manner as compensation in the SCT, was $15,328. As a result, Mr. Treadway’s annual total compensation is 1,308 times that of our median employee. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Commission rules.

We have a team of over 20,000 employees to serve customers in over 100 countries through an extensive network of manufacturing and distribution facilities strategically located around the globe. We utilize lower-cost geographies for high labor content products while investing in largely automated plants in higher-cost regions close to customers. Most of our manufacturing employees are located in lower-cost geographies such as Mexico, China, India and the Czech Republic and are compensated at the market rate based on their geographic location and their job type. This drives a higher pay ratio between our median employee and our Chief Executive Officer when compared to companies with primarily United States operations or those

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businesses that are not as labor intensive. To provide more comparability, we believe it is useful to present a supplemental calculation using the same methodology as above except that it includes only our employees in the United States. Using this methodology, the median U.S. employee identified had a pay of $115,333 in 2024, resulting in a pay ratio calculation of 174:1.

PAY VERSUS PERFORMANCE

Background

Item 402(v) of the Commission’s Regulation S-K, which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires disclosure of information that demonstrates the relationship between executive “compensation actually paid” (CAP) and our performance against several specific financial metrics. We have included the table and disclosure below in accordance with the final rule, which was effective on October 11, 2022. For further information regarding our executive compensation programs, the metrics the Compensation Committee used to set executive compensation for 2024 (which is different than the financial metrics we are required to include in the tables and discussion below) and our pay-for-performance philosophy, please refer to the “Compensation Discussion and Analysis.”

PAY VERSUS PERFORMANCE TABLE

							Value of Initial Fixed $100 Investment Based On:
Year (1)	Summary Compensation Table Total for First PEO ($)(1)	Compensation Actually Paid to First PEO ($)(1)(2)	Summary Compensation Table Total for Second PEO ($)(1)	Compensation Actually Paid to Second PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(5)	Total Shareholder Return ($)(6)	Peer Group Total Shareholder Return ($)(7)	Net Income (Loss) (in millions) ($)	Adjusted EBITDA (including OWN and DAS) (in millions) ($)(8)

2024	20,053,811	29,563,977	—	—	4,609,100	6,517,036	36.72	191.35	(315.5)	1,095.1
2023	12,300,463	440,798	—	—	2,930,969	1,008,157	19.87	139.48	(1,506.8)	996.6
2022	10,599,962	4,965,937	—	—	2,916,369	2,231,441	51.80	119.54	(1,286.9)	1,223.4
2021	2,865,860	570,304	—	—	2,184,701	1,190,693	77.80	150.30	(462.6)	1,043.3
2020	9,202,061	16,089,942	2,926,454	(1,050,842)	1,607,849	1,288,250	94.43	101.01	(573.4)	1,083.9

(1)
The named executive officers included in the above table were:

Year	First Primary Executive Officer (First PEO)	Second PEO	Non-PEO NEOs
2024	Charles L. Treadway		Kyle D. Lorentzen, Justin C. Choi, Farid Firouzbakht and Koen ter Linde
2023	Charles L. Treadway		Kyle D. Lorentzen, Justin C. Choi, Bartolomeo A. Giordano and Gonzaga J. Chow
2022	Charles L. Treadway		Kyle D. Lorentzen, Markus R. Ogurek, Justin C. Choi and John R. Carlson
2021	Charles L. Treadway		Kyle D. Lorentzen, Alexander W. Pease, Justin C. Choi, Morgan C.S. Kurk, Robyn T. Mingle and Brooke B. Clark
2020	Charles L. Treadway	Marvin S. Edwards, Jr.	Alexander W. Pease, John R. Carlson, Frank B. Wyatt, II, Morgan C.S. Kurk, Frank M. Drendel and Jeffrey M. White

(2)
Amounts represent CAP to Mr. Treadway, as calculated in accordance with Item 402(v) of the Commission’s Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Treadway during the applicable year. As required by the rules of the Commission, the CAP amount for each year is determined by adding (or subtracting, as applicable) the following to the SCT total compensation for the relevant year: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The adjustments to determine CAP for 2024 for Mr. Treadway are as follows:

2024

Deduction for amounts reported under the “Stock Awards” column in the SCT	$(3,967,596)
Fair value of awards granted during the year that remain outstanding and unvested as of year-end	10,420,000
Change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	2,376,795
Change in fair value from prior year-end to current year-end of awards granted in prior years that vested during the year	(593,629)
Fair value of awards granted in prior years that were forfeited during the year	(14,300)
Incremental fair value of awards modified during year	1,288,896
Total	$9,510,166

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(3)
Amounts represent CAP to Mr. Edwards, as calculated in accordance with Item 401(v) of the Commission's Regulation S-K. The dollar amount does not reflect the actual amount of compensation earned by or paid to Mr. Edwards during the applicable year. As required by the rules of the Commission, adjustments were made to the SCT total compensation for the applicable year using the same methodology as described above in footnote 2.
(4)
Amounts represent the average of the amounts reported for the Company’s non-PEO NEOs as a group in the “Total” column of the SCT in each applicable year. These non-CEO NEOs are identified above in footnote 1.
(5)
Amounts represent the average of the CAP amounts for the non-PEO NEOs as a group, as calculated in accordance with Item 402(v) of the Commission’s Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the non-PEO NEOs during the applicable year. As required by the rules of the Commission, the following adjustments were made to the SCT total compensation for 2024 to determine the average CAP for the non-PEO NEOs, using the same methodology as described above in footnote 2:

2024

Deduction for amounts reported under the “Stock Awards” column in the SCT	$(3,392,783)
Fair value of awards granted during the year that remain outstanding and unvested as of year-end	8,544,400
Change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	1,761,279
Change in fair value from prior year-end to current year-end of awards granted in prior years that vested during the year	(454,154)
Fair value of awards granted in prior years that were forfeited during the year	(2,111)
Incremental fair value of awards modified during the year	1,175,112
Total	$7,631,743

(6)
Cumulative TSR is calculated by dividing (a) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period.
(7)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Standard & Poor’s 1500 Communications Equipment Index.
(8)
Adjusted EBITDA (including OWN and DAS) consists of adjusted EBITDA from continuing operations but including the OWN and DAS business”. See the aggregation of Adjusted EBITDA included in Appendix A hereto. Amounts shown in the table for prior years were calculated in the same manner. As described in the “Compensation Discussion and Analysis,” the Compensation Committee uses a number of performance measures to evaluate performance under our compensation programs, but the Company has determined that Adjusted EBITDA (including OWN and DAS) is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link CAP to the NEOs, for the most recently completed fiscal year, to Company performance.

List of Most Important Financial Measures

The financial performance measures, which in the Company’s assessment represent the most important financial performance measures used by the Company to link CAP to the NEOs, for the most recently completed fiscal year, to company performance, are as follows:

•
Adjusted EBITDA (including OWN and DAS)
•
Core Adjusted EBITDA
•
Revenue
•
TSR

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Relationship Between CAP and Performance Measures

The following charts demonstrate the relationship between CAP to Mr. Treadway (PEO 1), Mr. Edwards (PEO 2) and average compensation paid to other NEOs (NEO Avg) and various performance measures of the Company for the years ended December 31, 2024, 2023, 2022, 2021 and 2020.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2024, with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)

Equity compensation plans approved by security holders	20,207,579	$25.84	5,903,451
Equity compensation plans not approved by security holders	—	—	—
Total	20,207,579	$25.84	5,903,451

68 2025 Proxy Statement

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors consists of the three directors named below, each of whom meets the independence standards of Nasdaq and the rules of the Commission.

The Compensation Committee of the Board of Directors has reviewed and discussed with management the “Compensation Discussion and Analysis,” or CD&A, section of this Proxy Statement required by Item 402(b) of Regulation S-K promulgated by the Commission. Based on the Committee’s review and discussions with management, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s 2024 Annual Report on Form 10-K and in this Proxy Statement.

Stephen C. Gray (Chair)

Scott H. Hughes

L. William Krause

2025 Proxy Statement 69

PROPOSAL No. 4:

APPROVAL OF ADDITIONAL SHARES UNDER OUR 2019 LONG-TERM INCENTIVE PLAN

BACKGROUND

On February 25, 2025, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, an amendment to the CommScope Holding Company, Inc. 2019 Long-Term Incentive Plan (2019 Plan) to increase the number of shares authorized under the 2019 Plan by 6.2 million shares. Except for the proposed increase in the number of shares authorized under the 2019 Plan, the amendment does not change any provisions of the 2019 Plan, which was approved by stockholders at the 2019 Annual Meeting and amended at the 2020, 2021, 2022, 2023 and 2024 Annual Meetings. The 2019 Plan is the only plan under which equity-based compensation currently may be awarded to our executive officers and employees.

The Compensation Committee believes the number of shares available under the 2019 Plan is not sufficient to make the grants that will be needed over the next year to provide adequate long-term equity incentives to our key employees. Approval of the amendment to the 2019 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders.

PLAN DEVELOPMENT

In determining the number of shares to add to the authorized share pool for the 2019 Plan, the Compensation Committee considered a number of factors, including key data relating to outstanding equity awards and shares available for grant, historical share usage, and future share needs.

The Committee also considered the fact that our equity compensation historically has been heavily weighted to performance-based incentives, including:

•
PSUs granted to executives in 2020 and 2021 require the achievement of goals relating to our stock price, ranging from a low of $15 to a high of $40
•
Approximately 1.4 million outstanding equity awards are in the form of stock options
•
TSR PSUs granted to executives in 2022 and 2023 require achievement of goals relating to our TSR ranking relative to the TSR of the companies, other than the Company, comprising the S&P 500 over a three-year period
•
Core Adjusted EBITDA PSUs granted to executives in 2022 and 2023 require achievement of cumulative Core Adjusted EBITDA goals for the three-year period
•
Executive equity is heavily weighted to instruments that require strong performance for the delivery of value

We expect the shares requested under the amended 2019 Plan will provide for grants to Company personnel for the remainder of 2025 and early 2026. Accordingly, we expect to seek approval for additional shares under the 2019 Plan at the 2026 Annual Meeting of Stockholders.

A summary of the 2019 Plan is set forth below. This summary is qualified in its entirety by the full text of the amended 2019 Plan, which is attached to this Proxy Statement as Appendix B.

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KEY DATA RELATING TO OUTSTANDING EQUITY AWARDS AND SHARES AVAILABLE

The following table includes information regarding outstanding equity awards under the 2019 Plan, and the CommScope Holding Company, Inc., Amended and Restated 2013 Long-Term Incentive Plan (the Prior Plan), as of March 3, 2025 (without giving effect to approval of the additional 6.2 million shares to be added to the 2019 Plan under this Proposal):

	Existing Plans(1)

Total shares underlying outstanding stock options	1,420,932

Weighted-average exercise price of outstanding stock options	$25.34

Weighted-average remaining contractual life of outstanding stock options	1.2 years

Total shares underlying time-based outstanding unvested full value awards	16,071,790

Total shares underlying performance-based outstanding full value awards	5,695,609	(2)

Total shares currently available for grant	1,683,494	(3)

Common stock outstanding	216,560,568	(4)

Market closing price of common stock	$4.94	(4)

(1)
Includes information regarding all outstanding equity awards under the 2019 Plan, the Prior Plan, and the ARRIS Plan, and the shares available for future awards under the 2019 Plan. No other plans have awards outstanding or shares available for future awards.
(2)
Assumes performance-based awards will vest and pay out based on target performance levels being achieved.
(3)
Represents shares available for future awards under the 2019 Plan. No future awards may be issued under the Prior Plan or the ARRIS Plan. No equity awards will be issued between March 3, 2025, and the date of the Annual Meeting.
(4)
As of the record date, March 12, 2025.

PROMOTION OF SOUND CORPORATE GOVERNANCE PRACTICES

We have designed the 2019 Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers, consultants, and non-employee directors with the interests of stockholders and the Company. These features include, but are not limited to, the following:

•
No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•
Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of stockholders, including the exchange for cash or another award or by a cash repurchase of “underwater” awards.
•
Minimum Vesting Requirements. Subject to certain limited exceptions, awards granted under the 2019 Plan are subject to a minimum vesting period of one year or will be granted solely in exchange for foregone cash compensation.
•
No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR or to satisfy tax withholding obligations in connection with the exercise, vesting or settlement of an award count against the number of shares remaining available under the 2019 Plan.
•
No Dividends on Unearned Awards. The 2019 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.
•
No Single-Trigger Change of Control Vesting. If awards granted under the 2019 Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.
•
No Tax Gross-Ups. The 2019 Plan does not provide for any tax gross-ups.
•
Awards Subject to Clawback Policy. Awards under the 2019 Plan are subject to the Company’s clawback policy or any other compensation recoupment policy that the Company may adopt from time to time.

SUMMARY OF THE 2019 PLAN

PURPOSE AND ELIGIBILITY. The purpose of the 2019 Plan is to promote the Company’s success and enhance its value by linking the personal interests of its employees, officers, directors and consultants to those of the

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Company’s stockholders, and by providing participants with an incentive for outstanding performance. The 2019 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. As of March 12, 2025, approximately 1,960 employees and 6 non-employee directors are eligible to participate in the 2019 Plan.

ADMINISTRATION. The 2019 Plan is administered by the Compensation Committee. The Committee has the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2019 Plan; and make all other decisions and determinations that may be required under the 2019 Plan.

AWARDS TO NON-EMPLOYEE DIRECTORS. Notwithstanding the above, awards granted under the 2019 Plan to the Company’s non-employee directors are made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time.

PERMISSIBLE AWARDS. The 2019 Plan authorizes the granting of awards in any of the following forms:

•
market-priced options to purchase shares of our common stock, which may be designated under the Code as non-statutory stock options or incentive stock options;
•
stock appreciation rights, which give the holder the right to receive an amount (payable in cash or stock, as specified in the award agreement) equal to the excess of the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);
•
restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;
•
stock units, (including restricted stock units and deferred stock units) which represent the right to receive shares of common stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Compensation Committee;
•
performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Compensation Committee;
•
other stock-based awards that are denominated or payable in, valued by reference to, or otherwise based on, shares of common stock;
•
cash-based awards, including performance-based annual bonus awards.

SHARES AVAILABLE FOR AWARDS. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of common stock that may be issued under the 2019 Plan presently is 42.05 million shares, plus a number of additional shares (not to exceed 17.4 million) underlying awards outstanding as of the effective date of the 2019 Plan under the Prior Plan and the ARRIS Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The amendment to the 2019 Plan would add another 6.2 million shares to the 2019 Plan. The maximum number of shares that may be issued upon exercise of incentive stock options granted under the 2019 Plan is 48.25 million. As of March 3, 2025, 1.7 million shares remain available for grant under the 2019 Plan.

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SHARE COUNTING. Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2019 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not replenish the plan share reserve. For SARs settled in shares, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Compensation Committee may grant awards under the 2019 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve. Shares repurchased by the Company on the open market with the proceeds of an Option exercise shall not be added to the Plan share reserve.

LIMITATIONS ON AWARDS. The maximum number of shares of common stock subject to stock options or SARs that may be granted under the 2019 Plan in any calendar year to any one participant is 4.0 million each. The maximum number of shares of common stock underlying awards of restricted stock, RSUs and deferred stock units that may be granted under the 2019 Plan in any calendar year to any one participant, in the aggregate, is 4.0 million. The maximum amount that may be paid to any one participant with respect to any calendar year for performance awards granted under the 2019 Plan is $10.0 million for performance awards payable in cash and 4.0 million shares for performance awards payable in shares. For performance awards with multi-year performance periods, the amount of cash or number of shares deemed paid with respect to any one calendar year is the total amount earned for the performance period divided by the number of calendar year periods within the performance period.

LIMITATION OF NON-EMPLOYEE DIRECTOR COMPENSATION. The maximum aggregate number of shares subject to awards that may be granted under the 2019 Plan to any non-employee director in any calendar year is limited to a number that, combined with any cash meeting fees or cash retainers, does not exceed $750,000 in total value, including in the case of a non-employee Chairman of the Board or Lead Director.

MINIMUM VESTING REQUIREMENTS. Except in the case of awards issued in lieu of fully-vested cash awards and substitute awards granted in a business combination, full-value awards, options and SARs issued under the 2019 Plan are subject to a minimum vesting period of one year. For awards issued to non-employee directors, the minimum vesting period may be the approximately one-year period between annual meetings. However, the Compensation Committee may at its discretion, grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2019 Plan. In addition, the minimum vesting requirement does not apply to accelerated exercisability or vesting of any award in cases of death, disability or a change in control.

TREATMENT OF AWARDS UPON DEATH OR DISABILITY. Unless otherwise provided in an award agreement or any special plan document governing an award, upon termination of a participant’s service by reason of death or disability:

•
all outstanding options, stock appreciation rights and other awards, or the portions of such awards, that are solely subject to time-based vesting restrictions will become fully vested; and
•
all outstanding options, stock appreciation rights and other awards, or the portions of such awards, that are solely subject to performance-based vesting restrictions will be prorated, based on the time elapsed during the performance period, and the prorated portion will remain outstanding and eligible to vest based on actual performance over the applicable performance period.

TREATMENT OF AWARDS UPON A CHANGE OF CONTROL. Unless otherwise provided in an award agreement or any special plan document governing an award:

(A) upon the occurrence of a change of control of the Company in which awards under the 2019 Plan are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Board:

•
all outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on outstanding awards will lapse; and

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 PROPOSAL NO. 4

•
the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on whether the change in control occurs during the first half or the second half of the performance period) and the awards will payout on a pro rata basis, based on the time elapsed prior to the change in control.

(B) upon the occurrence of a change of control of the Company in which awards under the 2019 Plan are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within two years after the effective date of the change of control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined in the 2019 Plan), then:

•
all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and
•
the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the date of termination.

DISCRETION TO ACCELERATE VESTING. The Compensation Committee may, in its sole discretion, determine that all or a portion of a participant’s awards shall become fully or partially exercisable, that all or a portion of the restrictions on the participant’s awards shall lapse, and/or any performance-based criteria with respect to such awards shall be deemed satisfied. Any such exercise of discretion will be subject to the minimum vesting requirements described above, other than in cases of death, disability or a change in control.

ANTI-DILUTION ADJUSTMENTS. In the event of a transaction between us and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2019 Plan will be adjusted proportionately, and the Compensation Committee shall make such adjustments to the 2019 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

AMENDMENT AND TERMINATION OF THE 2019 PLAN. No awards may be granted under the 2019 Plan after the tenth anniversary of the effective date of the plan (or, if the amendment to the 2019 Plan is approved, the tenth anniversary of the effective date of the amendment). The Board or the Compensation Committee may amend, suspend or terminate the 2019 Plan at any time, except that no amendment may be made without the approval of the Company’s stockholders if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the common stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2019 Plan or modifies the requirements for participation under the 2019 Plan, or if the Board or Committee in its discretion determines that obtaining such stockholder approval is for any reason advisable. No amendment or termination of the 2019 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Committee may amend or terminate outstanding awards at any time, except that no amendment or termination of outstanding award may, without the written consent of the participant, reduce or diminish the value of such outstanding awards.

PROHIBITION ON REPRICING. Without the prior consent of the Company’s stockholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchange for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.

LIMITATIONS ON TRANSFER; BENEFICIARIES. No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company or an affiliate, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Compensation Committee with respect to awards other than incentive stock options,

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no award may be assignable or transferable by a participant other than by will or by the laws of descent and distribution.

CLAWBACK POLICY. Awards under the 2019 Plan are subject to the Company’s clawback policy and any other compensation recoupment policy of the Company as adopted from time to time.

FEDERAL INCOME TAX CONSEQUENCES

The United States federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all the potential tax effects of the 2019 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and foreign tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

NONQUALIFIED STOCK OPTIONS. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2019 Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

INCENTIVE STOCK OPTIONS. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

STOCK APPRECIATION RIGHTS. A participant receiving a stock appreciation right under the 2019 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

RESTRICTED STOCK. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

RESTRICTED STOCK UNITS. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a RSU award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or

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property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

PERFORMANCE AWARDS. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

CODE SECTION 409A. The 2019 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights granted under the 2019 Plan, are designed to be exempt from the application of Code Section 409A. RSUs and performance awards granted under the 2019 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law.

TAX WITHHOLDING. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2019 Plan.

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BENEFITS TO neos AND OTHERS

Grants and awards under the 2019 Plan, which may be made to Company executive officers, directors and other employees, are made at the discretion of the Compensation Committee, granted pursuant to our director compensation program or, in some instances, granted to non-executive employees pursuant to delegated authority. The following table sets forth the number of stock options, RSUs and PSUs that have been granted under the 2019 Plan to our NEOs and the other individuals and groups indicated, as of March 3, 2025. Any future awards under the 2019 Plan are not presently determinable.

Name and Position	Stock Options Granted under the Plan Since Inception	Restricted Stock Units Granted under the Plan Since Inception	Performance Share Units Granted under the Plan Since Inception

Charles L. Treadway	—	4,078,000	1,883,500
President, Chief Executive Officer and Director

Kyle D. Lorentzen	—	1,506,200	778,900
Executive VP and Chief Financial Officer

Justin C. Choi	—	805,500	444,400
Senior VP, Chief Legal Officer and Secretary

Farid Firouzbakht	—	454,766	226,337
Former Senior VP & President, OWN

Koen ter Linde	—	570,297	264,500
Senior VP & President, CCS

All Current Executive Officers as a Group	—	8,627,015	4,164,127

All Non-Executive Directors as a Group	—	1,440,007	492,500

Each Associate of any such Directors or Executive Officers	—	—	—

All Employees as a Group (Including Officers who are not Executive Officers)	153,800	34,721,387	6,292,593

The Board of Directors recommends a vote “FOR” Proposal No. 4, to approve additional shares under our 2019 Long-Term Incentive Plan.

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AUDIT MATTERS

PROPOSAL No. 5:

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Ernst & Young LLP (EY), an independent registered public accounting firm, as our independent auditors for 2025. EY has been retained as our independent auditor since 2008. The Audit Committee has reviewed the qualifications and independence of EY, the lead audit partner and the audit team and determined that it is in the best interests of the Company and its investors to continue to retain EY as the Company’s independent registered public accounting firm. The Board of Directors is asking the stockholders to ratify and approve this action.

Representatives of EY are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement and will be available to respond to appropriate questions that may come before the Annual Meeting.

Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Audit Committee, the failure of the stockholders to ratify the appointment of EY as the Company’s independent registered public accounting firm would be considered by the Audit Committee in determining whether to retain the services of EY.

Independent Registered Public Accounting Firm

The following table shows the aggregate fees for professional services provided by EY and its affiliates for the years ended December 31, 2024 and 2023.

	2024	2023
	(in thousands)

Audit Fees	$9,002	$10,919
Audit-Related Fees	2,945	1,719
Tax Fees	411	508
All Other Fees	—	—
TOTAL	$12,358	$13,146

Audit Fees

Audit fees consist of the fees and expenses for professional services rendered for the audit of the Company’s annual consolidated financial statements, internal control audits, reviews of quarterly financial statements, statutory audits required internationally and related services. Audit fees also include fees and expenses for services associated with securities and debt offerings and filing registration statements with the Commission.

Audit-Related Fees

Audit-related fees consist of the fees and expenses for attest and related services that are not required under securities laws, audits of certain benefit plans and affiliated entities, and other services pertaining to accounting and financial reporting matters. These services also include accounting consultations and audits in connection with planned divestitures.

Tax Fees

Tax fees consist of the fees and expenses for tax compliance, primarily the preparation of original and amended tax returns, assistance with tax audits and related services of $261,000 in 2024 and $220,000 in 2023, and tax advisory services of $150,000 in 2024 and $288,000 in 2023.

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All Other Fees

There were no other fees billed for professional services rendered by EY for 2024 or 2023.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by the Company’s independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services.

Under these policies and procedures, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent registered public accounting firm’s independence. All audit services, audit-related services and tax services provided by EY and its affiliates for 2024 and 2023 were pre-approved by the Audit Committee.

The Board of Directors recommends a vote “FOR” Proposal No. 5, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025. Proxies will be voted “FOR” ratification, unless otherwise specified in the proxy.

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AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate. The charter can be found on the Company’s investor relations website at http://ir.commscope.com/corporate-governance.

During 2024, the Audit Committee consisted of the three directors named below, each of whom is independent within the meaning of the Securities and Exchange Commission (SEC) and applicable Nasdaq rules. The Audit Committee met five times during 2024 and met with both EY and the Company’s internal auditors without management.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of CommScope, the audits of CommScope’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm and the performance of CommScope’s internal audit function. In carrying out its responsibilities, the Audit Committee, among other things, monitors preparation of quarterly and annual financial reports by the Company’s management; supervises the relationship between the Company and its independent registered public accountants, including their appointment, compensation and retention; oversees management’s implementation and maintenance of effective systems of internal control over financial reporting and disclosure controls, and oversees the Company’s internal audit function. The Audit Committee also maintains oversight of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interest, and risk management, which includes review of the ERM program, treasury investment risk and cybersecurity risk. The Audit Committee’s oversight of cybersecurity risk includes reviewing assessments of the overall threat landscape, steps management has taken to monitor or mitigate its risk exposure and related strategies and investments.

The Audit Committee relies on the expertise and knowledge of management, the Company’s internal audit function and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the Company’s financial statements and the financial reporting process, including the implementation and maintenance of effective internal control over financial reporting. Management is also responsible to the Audit Committee and the Board of Directors for assessing the integrity of the financial accounting and reporting control systems. EY is responsible for auditing the Company’s financial statements and the effectiveness of internal control over financial reporting and expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting. EY has free access to the Audit Committee to discuss any matters they deem appropriate.

In order to assure continuing auditor independence and objectivity, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. The Audit Committee is also involved in the selection of the lead engagement partner in conjunction with the mandated regular rotation of the lead audit partner every five years or at an earlier date.

In fulfilling its oversight responsibilities, the Audit Committee has (i) reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management and EY; (ii) reviewed and discussed management’s maintenance of effective internal control over financial reporting; (iii) discussed with EY the matters required to be discussed by the auditors with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; (iv) reviewed the written disclosures and letters from EY as required by the rules of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and (v) discussed with EY their independence from the Company.

The Audit Committee determined that the provision of non-audit professional services rendered by EY in 2024, and disclosed elsewhere in this Proxy Statement, is compatible with maintaining their independence. The Audit Committee has also reviewed and pre-approved audit and non-audit related services for 2025.

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AUDIT COMMITTEE REPORT

The Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for filing with the SEC. The Audit Committee also approved the selection of EY as CommScope’s independent registered public accounting firm for 2025 and recommends that the stockholders ratify their appointment.

AUDIT COMMITTEE

Derrick A. Roman (Chair)

Thomas J. Manning

Timothy T. Yates

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STOCKHOLDER PROPOSALS FOR THE COMPANY’S 2026 ANNUAL MEETING

Stockholders who intend to present proposals at the 2026 Annual Meeting of Stockholders, or the “2026 Annual Meeting,” and who wish to have such proposals included in the Proxy Statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Corporate Secretary, CommScope Holding Company, Inc., 3642 E. US Highway 70, Claremont, North Carolina 28610, and such notice must be received no later than November 25, 2025. Such proposals must meet the requirements set forth in the rules and regulations of the Commission, as well as the informational requirements and the other requirements related to stockholder proposals set forth in the Company’s Bylaws, in order to be eligible for inclusion in the Company’s Proxy Statement for its 2026 Annual Meeting.

Stockholders who wish to nominate directors or introduce an item of business at an annual meeting, without including such matters in the Company’s Proxy Statement (including nominations for which the stockholder intends to solicit proxies pursuant to Rule 14a-19), must comply with the informational requirements and the other requirements set forth in the Company’s Bylaws. Nominations or an item of business to be introduced at the 2026 Annual Meeting must be submitted in writing and received by the Company no earlier than January 8, 2026 and no later than February 7, 2026 (i.e., no more than 120 days and no less than 90 days prior to May 8, 2026, the first anniversary of the Annual Meeting). However, in the event that the date of the 2026 Annual Meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of this year’s Annual Meeting, such notice by the stockholder must be delivered not earlier than 120 days prior to such annual meeting to be held in 2026 and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A copy of the Company’s Bylaws, which sets forth the informational requirements and other requirements related to stockholder proposals and nominations, can be obtained from the Corporate Secretary of the Company.

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AVAILABLE INFORMATION

Our website (www.commscope.com) contains our Code of Conduct that applies to all our directors, executive officers and senior financial and accounting officers, our Code of Ethics and Business Conduct that applies to all our employees (including any subsequent amendments thereto or waivers therefrom), our Corporate Governance Guidelines and the charters of our Nominating and Corporate Governance, Audit and Compensation Committees, each of which can be downloaded free of charge.

Printed copies of our Code of Conduct, Code of Ethics and Business Conduct, Corporate Governance Guidelines and charters of our Nominating and Corporate Governance, Audit and Compensation Committees and any of our reports on Form 10-K, Form 10-Q and Form 8-K and all amendments to those reports, can also be obtained free of charge (other than a reasonable duplicating charge for exhibits to our reports on Form 10-K, Form 10-Q and Form 8-K) by any stockholder who requests them from our Investor Relations Department at the following address:

Investor Relations

CommScope Holding Company, Inc.

3642 E. US Highway 70

Claremont, North Carolina 28610

U.S.A.

Phone: (828) 459-5000

E-mail: investor.relations@commscope.com

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INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filings by CommScope under the Securities Act of 1933, as amended (the Securities Act) or the Exchange Act, the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation Committee Report” do not constitute soliciting material and should not be deemed filed with the Commission or incorporated by reference into any other filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate them by reference into such filing.

The information on our website, www.commscope.com, is not, and should not be deemed to be, a part of this Proxy Statement, or incorporated into any other filings we make with the Commission.

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APPENDIX A – RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP

FINANCIAL MEASURES AND OTHER SUPPLEMENTAL FINANCIAL DATA

CommScope management believes that presenting net income (loss) excluding certain special items enhances an investor’s understanding of the Company’s financial performance when considered together with the GAAP financial measures. The Company’s management further believes that these non-GAAP financial measures are useful in assessing our operating performance from period to period by excluding certain items that we believe are not representative of our core business. In addition, the Company’s management uses certain of these financial measures for business planning purposes and in measuring our performance relative to that of our competitors.

Non-GAAP Adjusted EBITDA

	Year Ended December 31,
	2024	2023

Net loss, as reported	$(315.5)	$(1,506.8)
Less: Income (loss) from discontinued operations, net of income tax	145.5	(411.0)
Loss from continued operations, as reported	$(461.0)	$(1,095.8)
Income tax expense	51.7	97.4
Interest income	(10.9)	(11.1)
Interest expense	686.9	675.8
Other expense, net	(10.2)	(65.9)
Operating income (loss)	$256.5	$(399.6)
Adjustments:
Amortization of purchased intangible assets	236.5	301.0
Restructuring costs, net	36.7	25.1
Equity-based compensation	25.2	38.6
Asset impairments	—	571.4
Transaction, transformation and integration costs	63.4	27.1
Acquisition accounting adjustments	—	1.3
Patent claims and litigation settlements	(1.0)	(3.5)
Reserve of Russian accounts receivable	—	(2.0)
Cyber incident costs	—	5.5
Depreciation	82.9	99.4
Total adjustments to operating income (loss)	$443.7	$1,063.9
Adjusted EBITDA	$700.2	$664.3
Add: OWN and DAS Adjusted EBITDA	394.9	332.3
Adjusted EBITDA (including OWN and DAS)	$1,095.1	$996.6

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Aggregation of Adjusted EBITDA

	Year ended December 31, 2024
	CCS	NICS	ANS	Core Segments	Corporate & Other(1)	Adjusted EBITDA	OWN and DAS (2)	Adjusted EBITDA (including OWN and DAS)
Operating income (loss), as reported	$466.1	$(44.7)	$(80.9)	$340.5	$(84.0)	$256.5	$347.9	$604.4
Amortization of purchased intangible assets	72.3	50.7	110.8	233.8	2.7	236.5	11.6	248.1
Restructuring costs, net	1.2	3.1	31.8	36.1	0.6	36.7	0.0	36.7
Equity-based compensation	10.1	6.8	7.2	24.1	1.1	25.2	3.9	29.1
Transaction, transformation and integration costs	15.6	10.1	17.5	43.2	20.2	63.4	25.3	88.7
Patent claims and litigation settlements	(1.0)	—	—	(1.0)	—	(1.0)	—	(1.0)
Depreciation	54.8	6.8	18.1	79.7	3.2	82.9	6.2	89.1
Adjusted EBITDA	$619.1	$32.8	$104.5	$756.4	$(56.2)	$700.2	$394.9	$1,095.1
Segment Adjusted EBITDA % of sales	21.9%	5.9%	12.6%

	Year ended December 31, 2023
	CCS	NICS	ANS	Core Segments	Corporate & Other(1)	Adjusted EBITDA	OWN and DAS (2)	Adjusted EBITDA (including OWN and DAS)
Operating income (loss), as reported	$132.8	$57.6	$(476.0)	$(285.6)	$(114.0)	$(399.6)	$284.3	$(115.4)
Amortization of purchased intangible assets	75.5	50.7	173.9	300.1	0.9	301.0	26.1	327.1
Restructuring costs (credits), net	13.8	7.7	(6.0)	15.5	9.6	25.1	4.4	29.6
Equity-based compensation	15.0	9.1	11.5	35.6	3.0	38.6	5.0	43.6
Asset impairments	99.1	—	472.3	571.4	—	571.4	—	571.4
Transaction, transformation and integration costs	1.7	6.9	17.3	25.9	1.2	27.1	—	27.1
Acquisition accounting adjustments	—	1.2	0.2	1.4	(0.1)	1.3	—	1.3
Patent claims and litigation settlements	—	(3.5)	—	(3.5)	—	(3.5)	—	(3.5)
Reserve of Russian accounts receivable	(2.0)	—	—	(2.0)	—	(2.0)	—	(2.0)
Cyber incident costs	2.6	0.7	1.0	4.3	1.2	5.5	—	5.5
Depreciation	60.2	9.7	23.3	93.2	6.2	99.4	12.4	111.8
Adjusted EBITDA	$398.9	$139.9	$217.6	$756.5	$(92.1)	$664.3	$332.3	$996.6
Segment Adjusted EBITDA % of sales	14.8%	18.1%	20.0%

(1)
Core adjusted EBITDA reflects the results of our CCS, NICS (excluding DAS) and ANS segments, in the aggregate, and excludes general corporate costs that were previously allocated to the OWN segment, DAS business unit and Home segment reflected on the corporate and other line item. These indirect costs are classified as continuing operations since they were not directly attributable to the discontinued operations. Beginning in the first quarter of 2024, the corporate and other costs related to the Home segment have been reallocated to our remaining segments and partially offset by income from the Vantiva TSA. The corporate and other costs related to the OWN segment and DAS business unit will be reallocated to our remaining segments beginning in the first quarter of 2025.
(2)
Refer to Note 4 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

Components may not sum to total due to rounding
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APPENDIX B

COMMSCOPE HOLDING COMPANY, INC.

AMENDED AND RESTATED

2019 LONG-TERM Incentive PLAN

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COMMSCOPE HOLDING COMPANY, INC.

AMENDED AND RESTATED

2019 LONG-TERM INCENTIVE PLAN

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2025 Proxy Statement

commscope holding company, inc.

AMENDED AND RESTATED

2019 LONG-TERM INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL. The purpose of the CommScope Holding Company, Inc. Amended and Restated 2019 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of CommScope Holding Company, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

1.2. HISTORY. The Plan was originally adopted by the Board on May 8, 2019, and was approved by the stockholders of the Company on June 21, 2019. The Plan was amended and restated by the Board on February 19, 2020, and was approved by the stockholders of the Company on May 8, 2020. The Plan was further amended and restated by the Board on February 16, 2021, and was approved by the stockholders of the Company on May 7, 2021. The Plan was further amended and restated by the Board on February 16, 2022, and was approved by the stockholders of the Company on May 6, 2022. The Plan was further amended and restated by the Board on February 22, 2023, and was approved by the stockholders of the Company on May 11, 2023. The Plan was further amended and restated by the Board on February 28, 2024, and was approved by the stockholders of the Company on May 9, 2024. The Plan was further amended and restated by the Board on February 25, 2025, contingent on approval of the stockholders of the Company on May 8, 2025.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d) “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, consulting, severance or similar agreement, if any, between

2025 Proxy Statement B-1

such Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: (i) the commission of any act by the Participant constituting financial dishonesty against the Company or any of its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Participant’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which would: (A) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective then-current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the willful and repeated failure by the Participant to follow the lawful directives of the Board or the Participant’s supervisor; (iv) any material misconduct, material violation of the Company’s written policies, or willful and deliberate non-performance of duty by the Participant in connection with the business affairs of the Company or any of its Affiliates; or (v) the Participant’s material breach of any employment, severance, non-competition, non-solicitation, confidential information, or restrictive covenant agreement (including any Ownership of Work Product Acknowledgement), or similar agreement, with the Company or an Affiliate. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(g) “Change in Control” means and includes the occurrence of any one of the following events:

(i) during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control:

(w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 35% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of

B-2 2025 Proxy Statement

such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i) “Committee” means the committee of the Board described in Article 4.

(j) “Company” means CommScope Holding Company, Inc., a Delaware corporation, or any successor corporation.

(k) “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations.

Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, or (iv) in the discretion of the Committee, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, or (v) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

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(m) “Disability” of a Participant means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(n) “Dividend Equivalent” means a right granted with respect to an Award pursuant to Article 11.

(o) “Effective Date” has the meaning assigned such term in Section 3.1.

(p) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(q) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(r) “Fair Market Value,” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on the principal such Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s) “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t) “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.

(u) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(v) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w) “Independent Directors” means those members of the Board who qualify at any given time as an “independent” director under the applicable rules of each Exchange on which the Shares are listed, and as a “non-employee” director under Rule 16b-3 of the 1934 Act.

(x) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(y) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

B-4 2025 Proxy Statement

(z) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa) “Other Stock-Based Award” means a right, granted to a Participant under Article 12 that relates to or is valued by reference to Stock or other Awards relating to Stock.

(bb) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(cc) “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(dd) “Performance Award” means any award granted under the Plan pursuant to Article 10.

(ee) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ff) “Plan” means the CommScope Holding Company, Inc. Amended and Restated 2019 Long-Term Incentive Plan, as amended from time to time.

(gg) “Prior Plans” means the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan and the ARRIS International plc 2016 Stock Incentive Plan.

(hh) “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(ii) “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(jj) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 14), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.

(kk) “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder.

(ll) “Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(mm) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(nn) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

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(oo) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(pp) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. The Plan will become effective on the date that it is adopted by the Company’s stockholders (the “Effective Date”).

3.2. TERM OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Any director appointed to serve on the Committee who is not an Independent Director shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties and shall be given the maximum deference permitted by applicable law. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3. AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:

(a) grant Awards;

(b) designate Participants;

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(c) determine the type or types of Awards to be granted to each Participant;

(d) determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) determine the terms and conditions of any Award granted under the Plan;

(f) prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g) decide all other matters that must be determined in connection with an Award;

(h) establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i) make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j) amend the Plan or any Award Certificate as provided herein; and

(k) adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors hereunder shall (i) be subject to the applicable award limits set forth in Sections 5.1 and 5.4 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time that is approved and administered by the Board or the Committee. The Committee may not make other discretionary grants hereunder to Non-Employee Directors.

4.4. DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. In addition, the Committee may, by resolution, expressly delegate to one or more of its members or to one or more officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation, as

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amended from time to time, or Amended and Restated Bylaws, as amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 48.25 million, plus a number of Shares (not to exceed 17.4 million) underlying awards outstanding as of June 21, 2019 under the Prior Plans that thereafter terminate or expire unexercised or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 48.25 million. From and after June 21, 2019, no further awards shall be granted under the Prior Plans and the Prior Plans shall remain in effect only so long as awards granted thereunder shall remain outstanding.

5.2. SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a) To the extent that all or a portion of an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based and/or performance-based vesting requirements, any unissued or forfeited Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c) The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(d) The full number of Shares subject to a SAR that is settled in Shares shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of Shares actually delivered upon exercise).

(e) Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

(f) Shares repurchased by the Company on the open market with the proceeds of an Option exercise shall not be added to the Plan share reserve.

(g) Substitute Awards granted pursuant to Section 13.11 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(h) Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

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5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 14):

(a) Options. The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be for 4,000,000 Shares.

(b) SARs. The maximum number of Stock Appreciation Rights granted under the Plan in any calendar year to any one Participant shall be with respect to 4,000,000 Shares.

(c) Restricted Stock and Stock Units. The maximum number of Shares of Restricted Stock, or Shares underlying Restricted Stock Units or Deferred Stock Units, other than Performance Awards, granted under the Plan in any calendar year to any one Participant (in the aggregate) shall be for 4,000,000 Shares.

(d) Performance Awards. With respect to any one calendar year (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $10,000,000 and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 4,000,000 Shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any one calendar year is the total amount payable or Shares earned for the performance period divided by the number of calendar year periods in the performance period.

(e) Awards to Non-Employee Directors. With respect to any one calendar year, the aggregate compensation that may be granted to any non-employee director, including all meeting fees, cash retainers and retainers granted in the form of Awards, shall not exceed $750,000, including in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of Awards will be determined based on the aggregate Grant Date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.11) shall not be less than the Fair Market Value as of the Grant Date.

(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 14, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled or surrendered in exchange for Options, SARs or other Awards with an exercise or base price that is less than the exercise price of the original Option, (iii) an Option may not be cancelled or surrendered in exchange for other Awards if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option, and (iv) an Option may not be cancelled or surrendered for value (in cash or otherwise) from a Participant

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if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 13.6. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(e) EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f) NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g) NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 14, without the prior approval of stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled or surrendered in exchange for Options, SARs or other Awards with an exercise or base price that is less than the base price of the original SAR, (iii) a SAR may not be cancelled or surrendered in exchange for other Awards if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR, and (iv) a SAR may

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not be cancelled or surrendered for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, subject to Section 13.6. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d) NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e) NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.

ARTICLE 9

RESTRICTED STOCK AND STOCK UNITS

9.1. GRANT OF RESTRICTED STOCK AND STOCK UNITS . The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2. ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter, subject to Section 13.6. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3. DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof) and subject to the same vesting provisions as provided for the host Award, or (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Award lapse.

9.4. FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

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ARTICLE 10

PERFORMANCE AWARDS

10.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant and to designate the provisions of such Performance Awards as provided in Section 4.3. Any Dividend Equivalents granted with respect to a Performance Award shall be subject to Section 11.1.

10.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.

ARTICLE 11

DIVIDEND EQUIVALENTS

11.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof) and subject to the same vesting provisions as provided for the host Award, or (ii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host Award becomes vested, and, in either case, any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Award lapse.

ARTICLE 12

STOCK OR OTHER STOCK-BASED AWARDS

12.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to Section 13.6) Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value per Share (or net asset value per Share) or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards. Any Dividend Equivalents granted with respect to an Award under this Section 12.1 shall be subject to Section 11.1.

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ARTICLE 13

PROVISIONS APPLICABLE TO AWARDS

13.1. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

13.2. FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

13.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.4. BENEFICIARIES. Notwithstanding Section 13.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Company.

13.5. STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any Exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.6. MINIMUM VESTING REQUIREMENTS. Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted pursuant to Section 13.11, (ii) Shares delivered in lieu of fully-vested cash Awards, (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is approximately one year after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 5.1 (subject to adjustment under Section 14.1); and, provided, further, that the foregoing restriction does not apply to accelerated exercisability or vesting of any Award in cases of death, Disability or a Change in Control.

13.7. ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:

(i) each of that Participant’s outstanding Options and SARs, or the portions of such outstanding Options and SARs, as applicable, that are solely subject to time-based vesting requirements shall become vested and fully exercisable as of the date of termination;

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(ii) each of that Participant’s other outstanding Awards, or the portions of such other outstanding Awards, as applicable, that are solely subject to time-based vesting restrictions shall become vested, and such restrictions shall lapse as of the date of termination; and

(iii) each of that Participant’s outstanding Options, SARs and other Awards, or the portions of such outstanding Options, SARs and other Awards, as applicable, that are solely subject to performance-vesting requirements or restrictions (the “Performance-Vesting Awards”) shall be prorated by multiplying the number of shares or units underlying such Performance-Vesting Award by a fraction, the numerator of which is the number of days elapsed from the commencement of the applicable performance period through the date of termination, and the denominator of which is the number of days in such performance period (each a “Prorated Portion”). The Prorated Portion shall not expire on account of the Participant’s termination and shall remain eligible to vest based upon actual performance over the applicable performance period, as provided in the Award Certificate or other special Plan document governing the Award. The remainder of each Performance-Vesting Award (the non-Prorated Portion) shall be forfeited and canceled as of the date of termination.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.8. EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 13.8 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, subject to Section 16.3, there shall be a prorata payout to Participants

B-14 2025 Proxy Statement

within sixty (60) days following the Change in Control (unless a later date is required by Section 16.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.9. DISCRETION TO ACCELERATE AWARDS. Regardless of whether an event has occurred as described in Section 13.7 or 13.8 above, but subject to Section 13.6, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.9.

13.10. FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy. Nothing contained herein or in any Award Certificate prohibits the Participant from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange.

13.11. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 14

CHANGES IN CAPITAL STRUCTURE

14.1. MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and Section 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Section 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and Section 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall

2025 Proxy Statement B-15

automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

14.2. DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Stock, as of a specified date associated with the transaction (or the per-shares transaction price), over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

14.3. GENERAL. Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 14.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 15

AMENDMENT, MODIFICATION AND TERMINATION

15.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan (other than pursuant to Article 14), (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Except as otherwise provided in Section 14.1, without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

15.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

B-16 2025 Proxy Statement

(b) Except as otherwise provided in Article 14, without the prior approval of the stockholders of the Company: (i) the exercise price or base price of an Option or SAR may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for Options, SARs or other Awards with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(c) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

15.3. COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 16

GENERAL PROVISIONS

16.1. RIGHTS OF PARTICIPANTS.

(a) No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b) Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c) Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d) No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.2. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements, and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with

2025 Proxy Statement B-17

applicable tax requirements, all in accordance with such procedures as the Committee approves (which procedures may permit withholding up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification). All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.3. SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a) General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b) Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not affect the dollar amount or prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A-conforming event.

(c) Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the CEO or the Committee, in the case of executive officers and directors, or the Head of Human Resources, in the case of Participants other than executive officers and directors) shall determine which Awards or portions thereof will be subject to such exemptions.

(d) Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee, then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and

B-18 2025 Proxy Statement

(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

(e) Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f) Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (d) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g) Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).

16.4. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

16.5. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.6. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

16.7. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.8. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.9. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

2025 Proxy Statement B-19

16.10. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.11. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

16.12. SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

16.13. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

*******************

The foregoing is hereby acknowledged as being the CommScope Holding Company, Inc. Amended and Restated 2019 Long-Term Incentive Plan, which was amended and restated by the Board on February 25, 2025, contingent upon approval by the stockholders on May 8, 2025.

COMMSCOPE HOLDING COMPANY, INC.

By:Justin C. Choi

Its:Senior Vice President, Chief Legal Officer and Secretary

B-20 2025 Proxy Statement

3642 E US Highway 70

Claremont, NC 28610 USA

Tel: +1-828-459-5000

© 2025 CommScope, LLC. All rights reserved. CommScope and the CommScope logo are registered trademarks of CommScope and/or its affiliates in the U.S. and other countries. For additional trademark information see https://www.commscope.com/trademarks.

All product names, trademarks and registered trademarks are property of their respective owners.

IR-118295-EN (03/24)

ANNUAL MEETING OF STOCKHOLDERS OF COMMSCOPE HOLDING COMPANY, INC.May 8, 2025 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.COMMON STOCK NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:The annual report, notice of meeting and proxy statement are available at http://ir.commscope.com/financial-information/annual-reports Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00000333333333330000 9 050825 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 2 AND "FOR" PROPOSALS 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the nominees in Proposal 2 and FOR Proposals 3, 4 and 5. The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement furnished in connection therewith, and hereby ratifies all that said proxies may do by virtue hereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of two directors by holders of Series A Convertible Preferred Stock (Not applicable) 2. Election of eight directors: FOR AGAINST ABSTAIN a. Stephen C. Gray b. L. William Krause c. Joanne M. Maguire d. Thomas J. Manning e. Derrick A. Roman f. Charles L. Treadway g. Claudius E. Watts IV, Chairman h. Timothy T. Yates 3. Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement. 4. Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan. 5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.NOTE: To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 COMMSCOPE HOLDING COMPANY, INC. Proxy for Annual Meeting of Stockholders on May 8, 2025 Solicited on Behalf of the Board of Directors The undersigned, revoking all previous proxies, hereby appoints Kyle D. Lorentzen and Justin C. Choi, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of CommScope Holding Company, Inc., to be held via live webcast at https://web.lumiconnect.com/285972254 on May 8, 2025 at 1:00 p.m., Eastern time, and at any adjournments or postponements thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting. (Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF COMMSCOPE HOLDING COMPANY, INC. COMMON STOCK May 8, 2025 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. AT THE MEETING - You may vote your shares by attending the virtual Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The annual report, notice of meeting and proxy statement are available at http://ir.commscope.com/financial-information/annual-reports Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00000333333333330000 9 050825 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 2 AND "FOR" PROPOSALS 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the nominees in Proposal 2 and FOR Proposals 3, 4 and 5. The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement furnished in connection therewith, and hereby ratifies all that said proxies may do by virtue hereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF COMMSCOPE HOLDING COMPANY, INC. May 8, 2025 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.SERIES A CONVERTIBLE PREFERRED STOCK NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The annual report, notice of meeting and proxy statement are available at http://ir.commscope.com/financial-information/annual-reports Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00033333333333330000 0 050825 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSALS 1 AND 2 AND "FOR" PROPOSALS 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the nominees in Proposals 1 and 2 and FOR Proposals 3, 4 and 5. The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement furnished in connection therewith, and hereby ratifies all that said proxies may do by virtue hereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of two directors by holders of Series A Convertible Preferred Stock: FOR AGAINST ABSTAIN a. Scott H. Hughes b. Patrick R. McCarter 2. Election of eight directors: a. Stephen C. Gray b. L. William Krause c. Joanne M. Maguire d. Thomas J. Manning e. Derrick A. Roman f. Charles L. Treadway g. Claudius E. Watts IV, Chairman h. Timothy T. Yates 3. Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement. 4. Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan. 5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025. NOTE: To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 COMMSCOPE HOLDING COMPANY, INC. Proxy for Annual Meeting of Stockholders on May 8, 2025 Solicited on Behalf of the Board of Directors The undersigned, revoking all previous proxies, hereby appoints Kyle D. Lorentzen and Justin C. Choi, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Series A Convertible Preferred Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of CommScope Holding Company, Inc., to be held via live webcast at https://web.lumiconnect.com/285972254 on May 8, 2025 at 1:00 p.m., Eastern time, and at any adjournments or postponements thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting. (Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF COMMSCOPE HOLDING COMPANY, INC. SERIES A CONVERTIBLE PREFERRED STOCK May 8, 2025 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. AT THE MEETING - You may vote your shares by attending the virtual Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The annual report, notice of meeting and proxy statement are available at http://ir.commscope.com/financial-information/annual-reports Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00033333333333330000 0 050825 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSALS 1 AND 2 AND "FOR" PROPOSALS 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the nominees in Proposals 1 and 2 and FOR Proposals 3, 4 and 5. The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement furnished in connection therewith, and hereby ratifies all that said proxies may do by virtue hereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of two directors by holders of Series A Convertible Preferred Stock: FOR AGAINST ABSTAIN a. Scott H. Hughes b. Patrick R. McCarter 2. Election of eight directors: a. Stephen C. Gray b. L. William Krause c. Joanne M. Maguire d. Thomas J. Manning e. Derrick A. Roman f. Charles L. Treadway g. Claudius E. Watts IV, Chairman h. Timothy T. Yates 3. Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement. 4. Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan. 5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025. NOTE: To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.